UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22699

Nuveen Preferred and Income Term Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (312) 917-7700

Date of fiscal year end:    July 31

Date of reporting period:    July 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

31 July 2019

Nuveen Closed-End Funds

JPC	Nuveen Preferred & Income Opportunities Fund
JPI	Nuveen Preferred and Income Term Fund
JPS	Nuveen Preferred & Income Securities Fund
JPT	Nuveen Preferred and Income 2022 Term Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, (i) by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on “Communication Preferences.” Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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Chairman’s Letter to Shareholders

Dear Shareholders,

In recent months, economic pessimism has been rising. An unexpected escalation in U.S.- China trade tensions and an unpredictable Brexit outcome top the list of geopolitical concerns. Global macroeconomic data shows a further moderation in growth as a result of weaker export and manufacturing activity across the U.S., Europe and Asia. Notably, in the U.S., some of the more historically reliable leading economic indicators have turned bearish. Although these indicators do not predict the timing of an economic downturn, an inverted yield curve, which occurs when yields on long-term Treasury bonds fall below those of short-term Treasury bonds, and contracting manufacturing activity have preceded past U.S. recessions. U.S. economic growth forecasts and corporate earnings outlooks continue to be downgraded. In this environment, equity market volatility has increased while safe-haven assets, including government bonds and gold, have rallied strongly.

While these conditions have contributed to the market’s anxiety and certainly merit watching, it appears the likelihood of a near-term recession remains low. Consumer spending, buoyed by historically low unemployment and modest wage growth, has powered the economic recovery, even as business investment has been lackluster. Additionally, the sectors directly hit by trade, namely manufacturing and commodity-related businesses, represent a much smaller share of the overall economy than in the past. Central bank efforts to extend the economic cycle with lower interest rates encourages business and consumers to borrow at lower rates while markets have been encouraged by the expectation of easier financial conditions. Recession is not necessarily imminent if these factors can provide the economy with a measure of resilience, sustaining growth at a more subdued pace.

Outside the U.S., central banks and governments have been easing monetary conditions and rolling out fiscal spending programs to buffer slowing growth. The European Central Bank is widely expected to announce a stimulus plan at its September meeting, and China’s authorities remain committed to keeping economic growth rates steady with fiscal and monetary policy. Until there is more clarity on trade, however, the markets may experience bouts of risk-on, risk-off sentiment.

The opportunity set may be narrower, but there may still be scope for gains in this environment. Patience and maintaining perspective can help you weather periodic market volatility. We encourage you to work with your financial advisor to assess short-term market movements in the context of your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chairman of the Board

September 24, 2019

Portfolio Managers’ Comments

Nuveen Preferred & Income Opportunities Fund (JPC)

Nuveen Preferred and Income Term Fund (JPI)

Nuveen Preferred & Income Securities Fund (JPS)

Nuveen Preferred and Income 2022 Term Fund (JPT)

Nuveen Asset Management, LLC (NAM) and NWQ Investment Management Company, LLC (NWQ), both affiliates of Nuveen LLC, are sub-advisers for the Nuveen Preferred & Income Opportunities Fund (JPC). NAM and NWQ each manage approximately half of the Fund’s investment portfolio. Douglas Baker, CFA and Brenda Langenfeld, CFA, are the portfolio managers for the NAM team. The NWQ income-oriented investment team is led by Thomas J. Ray, CFA and Susi Budiman, CFA. The Nuveen Preferred and Income Term Fund (JPI) features management by NAM. Douglas Baker, CFA, and Brenda Langenfeld, CFA, have served as the Fund’s portfolio managers since its inception. The Nuveen Preferred & Income Securities Fund (JPS) is sub-advised by a team of specialists at Spectrum Asset Management, Inc. (Spectrum), a wholly owned subsidiary of Principal Global Investors Holding Company (U.S.), LLC. Mark Lieb and Phil Jacoby lead the team. The Nuveen Preferred and Income 2022 Term Fund (JPT) features management by NAM. Douglas Baker, CFA, and Brenda Langenfeld, CFA, have served as the Fund’s portfolio managers since its inception.

Here the team discusses economic and market conditions, their management strategies and the performance of the Funds for the twelve-month reporting period ended July 31, 2019.

What factors affected the U.S. economy and the markets during the twelve-month reporting period ended July 31, 2019?

The U.S. economy reached the tenth year of expansion since the previous recession ended in June 2009, marking the longest expansion in U.S. history. The Bureau of Economic Analysis “second” estimate of gross domestic product (GDP) growth came in at 2.0% (annualized) for the second quarter of 2019, a notable slowdown from 3.1% annualized growth in the first quarter of the year and below the 2.5% growth rate achieved in 2018. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Strong consumer and government spending in the April to June 2019 quarter helped sustain the economy’s growth trend, despite weaker exports and reduced business investment.

Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.7% in July 2019 from 3.9%

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

in July 2018 and job gains averaged around 187,000 per month for the past twelve months. As the jobs market has tightened, average hourly earnings grew at an annualized rate of 3.2% in July 2019. However, falling energy prices dampened inflation over the past twelve months. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 1.8% over the twelve-month reporting period ended July 31, 2019 before seasonal adjustment.

Low mortgage rates and low inventory drove home prices moderately higher in this reporting period, despite declining new home sales and housing starts. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 3.1% year-over-year in June 2019 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 1.8% and 2.1%, respectively.

As data pointed to slower momentum in the overall economy, the Federal Reserve (Fed) notably shifted its stance. Although the Fed had indicated in December 2018 that there could be two more rate hikes in 2019, global growth concerns kept the central bank on the sidelines. As expected by the markets, the Fed left rates unchanged throughout the first half of 2019 while speculation increased that the Fed’s next move would be a rate cut. At the July 2019 policy committee meeting, the Fed announced a 0.25% cut to its main policy rate and that it will stop shrinking its bond portfolio sooner than scheduled. Markets initially registered disappointment with the Fed’s explanation that the rate cut was a “mid-cycle adjustment,” rather than a prolonged easing period.

During the twelve-month reporting period, geopolitical news remained a prominent market driver. Tariff and trade policy topped the list of concerns, most prominently the U.S.-China relations. After several rounds of talks and a series of tariff increases, President Trump and President Xi agreed to another temporary trade truce in late June 2019 that halted additional tariff increases. The July negotiations ended without an agreement, and President Trump announced a 10% tariff on the remaining $300 billion worth of Chinese imports effective in September. (Subsequent to the close of the reporting period, he said the tariffs would be postponed until mid-December). Additionally, the U.S. administration walked back its ban on U.S. companies doing business with Chinese tech giant Huawei. The agreed-upon trade deal between the U.S., Mexico and Canada to replace the North American Free Trade Agreement has yet to be ratified by the national congresses, while President Trump rescinded the threat to impose tariffs on Mexico if the country didn’t take more action to curb illegal immigration. Meanwhile, as agreed in July 2018, the U.S. and the European Union (EU) continued to withhold further tariffs. Markets grew increasingly worried that trade conflicts would dampen already slowing global growth, as negative sentiment could inhibit business, consumer and investor confidence and spending.

In the U.K., Prime Minister Theresa May was unable to secure a Brexit deal before the original March 29, 2019 deadline. The European Union extended the deadline to October 31, 2019, and Prime Minister May resigned effective June 7, 2019. As widely expected, Brexit hardliner Boris Johnson was voted leader of the Conservative Party and assumed premiership. Europe also contended with Italy’s eurosceptic coalition government and its challenging fiscal condition, the “yellow vest” protests in France, immigration policy concerns, Russian sanctions and political risk in Turkey. (Subsequent to the close of the reporting period, Italy’s Prime Minister unexpectedly resigned amid a growing rift with the coalition government over key domestic and fiscal policies.)

Elections around the world also remained a source of uncertainty. Markets continued to closely monitor the new administrations in Brazil and Mexico, as well as Argentina’s upcoming presidential election. (After the close of the reporting period, President Macri, who is considered the market-friendly candidate, suffered a surprising defeat in Argentina’s August primary vote.) In the U.K., the possibility of a no-deal Brexit increased under new Prime Minister Boris Johnson. Europe’s traditional centrist parties lost seats in the Parliamentary elections and populist parties saw marginal gains. The ruling parties in India and South Africa maintained their majorities, where slower economic growth could complicate their respective reform mandates.

For the preferred market specifically, $1,000 par securities including CoCos outperformed $25 par preferred securities. Notwithstanding geopolitical headlines related to Brexit, or the simmering tensions between the EU and Italy over the latter’s budget, the non-U.S. segment market surprisingly outperformed its U.S. counterpart.

What key strategies were used to manage the Funds during this twelve-month reporting period ended July 31, 2019 and how did these strategies influence performance?

Nuveen Preferred & Income Opportunities Fund (JPC)

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the one-year, five-year and ten-year periods ended July 31, 2019. For the twelve-month reporting period ended July 31, 2019, the Fund’s common shares at net asset value (NAV) underperformed the ICE BofAML U.S. All Capital Securities Index and the JPC Blended Benchmark.

JPC has a policy requiring it to invest at least 80% of its managed assets in preferred securities and contingent capital securities (sometimes referred to as “CoCos”), and permitting it to invest up to 20% opportunistically over the market cycle in other types of securities, primarily income oriented securities such as corporate and taxable municipal debt and common equity.

JPC is managed by two experienced portfolio teams with distinctive, complementary approaches to the preferred market, each managing its own “sleeve” of the portfolio. NAM employs a debt-oriented approach that combines top down relative value analysis of industry sectors with fundamental credit analysis. NWQ’s investment process identifies undervalued securities within a company’s capital structure that offer the most attractive risk/reward potential. This multi-team approach gives investors access to a broader investment universe with greater diversification potential.

Nuveen Asset Management (NAM)

For the portion of the Fund managed by NAM, the Fund seeks to achieve its investment objective of providing a high level of current income and total return by investing in preferred securities and other income producing securities, which include, but are not limited to, contingent capital securities (aka, CoCos). The Fund seeks to benefit from strong credit fundamentals across the largest sectors within the issuer base, as well as the category’s healthy yield level. In addition, NAM will actively manage its sleeve to allocate both interest rate and credit risk consistent with its outlook for the broader financial markets, as well as to capitalize on inefficiencies that often arise between the $25 par retail and the $1,000 par institutional sides of the market. The Fund’s strategy has a bias toward highly regulated sectors, such banks, insurance companies and utilities, with the intent to benefit from the added security of regulatory oversight.

NAM employs a credit-based investment approach, using a bottom-up approach that includes fundamental credit research, security structure selection, and option adjusted spread (OAS) analysis, while also incorporating a top-down process to position the portfolio in a manner that reflects the investment team’s overall macro-economic outlook. The process begins with identifying the primary investable universe of $1,000 par preferred, $25 par preferred, and CoCo securities. In an effort to capitalize on the inefficiencies between different investor bases within this universe, NAM tactically and strategically shifts capital between the various segments of the market. Periods of volatility may drive material differences in valuations between the $25 par preferred, $1,000 par preferred, and CoCo markets. This divergence is often related to differences in how retail and institutional investors measure and price risk, as well as differences in retail and institutional investors’ ability to source substitute investments. In addition, technical factors such as new issue supply or redemption activity may also influence the relative valuations between the $25 par preferred, $1,000 par preferred market and CoCo markets.

During the reporting period, despite all major subcategories posting positive returns, there was measureable dispersion among the various segments within the investible universe. For example, the insurance sector’s twelve-month total return outperformed NAM’s Blended Benchmark, while the bank sector modestly underperformed the same benchmark. While $1,000 par securities including CoCos also posted returns above the NAM benchmark, $25 par preferred security performance lagged slightly. Notwithstanding geopolitical headlines related to Brexit, or the simmering tensions between the EU and Italy over the latter’s budget, and uncertainty regarding upcoming Spanish elections, the non-U.S. segment of NAM’s market surprisingly outperformed its U.S. counterpart.

Portfolio Managers’ Comments (continued)

Looking more closely at asset class level performance, the Blended Benchmark’s positive return for the reporting period was a combination of both income and capital appreciation. On average, prices moved higher across the investible universe driven primarily by a material drop in interest rates. During the reporting period, the U.S. ten year treasury yield declined by approximately 95 basis points. That being said, changes in credit spreads, as measured by option adjusted spread (OAS), varied across the different segments of the investible universe. Within the Blended Benchmark Index, OAS moved slightly wider for $1,000 par preferred and CoCo securities, while at the same time, $25 par preferred OAS declined marginally during the reporting period. Despite OAS declining for some segments and widening for others, the average OAS for the Blended Index indeed declined during the reporting period and contributed to overall capital appreciation. In NAM’s opinion, persistent negative geopolitical headlines globally detracted from the constructive fundamental credit and technical supply stories underlying the asset class. Importantly, the fundamental credit story of NAM’s largest sector, the bank sector, continued to improve during the reporting period. During 2018, and for the first time ever, the six largest U.S. banks generated aggregate profits exceeding $100 billion for a calendar year. In addition to recent record profitability, bank balance sheet metrics continued to display incredible strength. 2019 U.S. bank stress tests again validated the resiliency of U.S. bank balance sheets. As in 2018, this year’s stress test results were so convincing that even the sector’s toughest critic and regulator, the Fed, allowed the banks once again to increase the amount of capital returned to common shareholders via both higher dividends and additional share buybacks. Since the banks had enough preferred exposure to meet regulatory requirements, they were unlikely to have meaningful positive net new issuance. This is supportive for valuations because net positive new issue supply could introduce the risk of dragging down valuations. All else equal, more supply but unchanged demand often leads to weaker valuations.

That being said, there were two temporary and unexpected technical developments during the reporting period that likely contributed to the relative underperformance of $25 par preferred securities versus both $1,000 par preferreds and CoCos. First, tax-loss harvesting during the latter part of 2018 and subsequent investor outflows disproportionately weighed on $25 par preferred security valuations. Second, the ensuing new issue calendar during the first half of 2019 was dominated by $25 par structures, which also worked to undermine relative performance. Tax-loss harvesting tends to be more pervasive in markets with a significant direct retail investor presence, such as the domestic preferred securities market and the domestic municipal bond market. Compared to institutional investors, retail investors and retail advisors tend to be more active with respect to harvesting year-end losses for tax management purposes. The fourth quarter of 2018 was the largest quarterly outflow from the Morningstar category encompassing preferred security open-end funds and preferred security exchange-traded funds (ETFs) going back 19 years to 2000, a period of time that included the Financial Crisis of 2008 and the Taper Tantrum of 2013. Couple tax-loss harvesting in late 2018 with the previously mentioned composition of preferred new issue flow year-to-date 2019 and it is not surprising that the $25 par preferred performance lagged both the $1,000 par preferred and the CoCo segments of the market.

Within NAM’s sleeve, the portfolio management team incorporated several active themes relative to the Blended Benchmark Index during the reporting period, including an underweight to CoCos and a corresponding overweight to domestic issuers, an overweight to the $1,000 par side of the market, and an overweight to securities that have coupons with reset features (floating rate, fixed-to-floating rate, fixed-to-fixed rate).

During the reporting period, the underweight to CoCos detracted modestly from performance relative to the Blended Benchmark Index, as CoCos outperformed during the reporting period. As of the end of the reporting period, the Fund had an allocation of approximately 30% to CoCos, well below the 40% exposure within the Blended Benchmark Index. While the price return for the CoCos segment of the Blended Benchmark slightly lagged both the $25 par preferred and $1,000 par preferred segments of the market, the CoCo segment outperformed on a total return basis due to its higher average yield. The relative outperformance of CoCos during the reporting period seemed perplexing considering the relatively more supportive fundamental and supply backdrop of the domestic preferred securities market, as discussed earlier. Specifically, NAM would have expected that geopolitical headlines and uncertainty emanating out of the

United Kingdom, Italy and Spain, coupled with deteriorating economic data outside the U.S., to have weighed disproportionately on the CoCos segment of the market given its significant exposure to European issuers. NAM felt that tax-loss harvesting within the domestic preferred securities market during the latter part of 2018 overwhelmed the strong fundamental story and supply technical of the domestic preferred market, and thus ultimately the reason for its underperformance relative to the CoCo market.

As noted earlier, $1,000 par preferred securities on average outperformed $25 par preferred securities during the reporting period. Given the outperformance of the $1,000 par preferred institutional side of the market during the reporting period, NAM’s overweight to those structures contributed to the Fund’s relative performance. As has been the case for some time, NAM maintained an overweight to $1,000 par securities for two primary reasons, relative value and interest rate risk management. First, with respect to relative value, the $1,000 par side of the market continued to be significantly cheaper than the $25 par side of the market on an OAS basis. OAS for $25 par preferred securities has been driven lower by retail investors’ disproportionate bias for income-generating investment solutions, which has been exacerbated by a prolonged period of low interest rates. Within the preferred securities universe, the $25 par preferred side of the market aligns best with this retail demand given the small denomination and retail investors’ ease of sourcing these securities as most are exchange-traded. As of the end of the reporting period and within the Blended Benchmark Index, NAM estimated that the average OAS for $25 par preferred securities stood at -57 basis points, well below the average OAS of +231 basis points for $1,000 par preferred securities.

Second, with respect to managing interest rate risk, NAM’s overweight to the $1,000 par preferred securities segment allowed it to gain greater exposure to securities that have coupons with reset features, like floating rate coupons, fixed-to-floating rate coupons and fixed-to-fixed rate coupons. These structures are more common on the institutional $1,000 par preferred side of the market and help to mitigate duration and duration extension risk during a rising interest rate environment. Duration extension can be a significant risk for callable securities with fixed-rate coupons. As of July 31, 2019, the Fund had about 90% of its assets invested in securities that have coupons with reset features, compared to approximately 74% within the Blended Benchmark Index.

Fixed rate coupon structures slightly underperformed non-fixed rate coupon securities during the reporting period, which is rather counterintuitive given the meaningful decrease in interest rates during the reporting period. However, and in NAM’s opinion, the underperformance of the fixed rate coupon structures was an ancillary effect from the previously mentioned underperformance of $25 par preferred securities. As a reminder, a vast majority of the $25 par preferred universe is comprised of fixed rate coupon structures. Often times, the relative performance of the $25 par preferred market can have a direct impact on the relationship between fixed-rate and non-fixed-rate coupon structures.

The Fund utilized short interest rate futures during the period to manage its exposure to various points along the yield curve, with a net effect of decreasing the Fund’s overall interest rate sensitivity. During the reporting period, the interest rate futures had a negligible impact on overall total return performance.

NWQ

For the portion of the Fund managed by NWQ, NWQ seeks to achieve high income and a measure of capital appreciation. While the Fund’s investments are primarily preferred securities, a portion of the Fund allows the flexibility to invest across the capital structure in any type of debt, preferred or equity securities offered by a particular company. The portfolio management team then evaluates all available investment choices within a selected company’s capital structure to determine the portfolio investment that may offer the most favorable risk-adjusted return potential. The Fund’s portfolio is constructed with an emphasis on seeking a sustainable level of income and an overall analysis for downside risk management.

During the reporting period, NWQ’s preferred, high yield bond, equity and investment grade bond holdings contributed to performance, while the Fund’s preferred holdings were the top performers for the reporting period. Those

Portfolio Managers’ Comments (continued)

industries that contributed to the Fund’s performance included NWQ’s holdings in utilities, banking and insurance, while industrials and the Fund’s cash position were the largest detractors.

During the reporting period, the Fund’s banking preferred stocks performed well as the industry experienced a strong rebound. In particular, Bank of America reported impressive results, continuing its ability to deliver strong and improving fundamentals and credit profile. The bank has successfully transformed its operating profile and balance sheet. As a result, Bank of America’s credits spreads tightened and were more in-line with that of JPMorgan Chase & Company and Wells Fargo & Company. Citigroup Inc. 6.25% fixed-to-floating rate preferred also rallied during the reporting period. During the reporting period, management addressed the phase out of London Inter-bank Offered Rate (Libor), the benchmark interest rate at which major global banks lend to one another in the international interbank market for short-term loans. For Citigroup’s preferred-share contracts, if Libor isn’t printed after 2021, the shares would pay a fixed rate based on Libor at the time the shares were issued, back when interest rates were close to zero causing investors to potentially miss out on yield. Management announced plans to align the phase out of Libor with industry standards which was well received by investors. Lastly, Wells Fargo preferred stock outperformed as the company beat second quarter 2018 earnings estimates.

Positions that detracted from performance included the high yield bonds of Dean Foods Company. Earnings came in weaker than expected and the deleveraging effort proved to be much tougher than expected. Driver shortage and higher fuel costs had an outsized negative impact due to the short shelf life of fluid milk. We no longer hold our position in Dean Foods Company. The preferred shares of General Motors Financial Company Inc. also detracted. The security declined on the back of a new preferred issuance by General Motors in late third quarter 2018 with decent concession. Additionally, the late cycle characteristics of the auto industry along with the headwinds with the trade war have been pressuring the preferreds, despite management’s efforts to improve its credit quality. Lastly, the preferred shares of Senior Housing Properties Inc. detracted from performance. During the reporting period, Senior Housing Properties Trust announced it was terminating all leases and management agreements with Five Star and replacing them with new management agreements for all 261 Five Star-operated senior living communities. In order to make up for the expected losses, Senior Housing plans on cutting its annual dividend payout. We no longer hold Senior Housing Properties Trust.

Nuveen Preferred and Income Term Fund (JPI)

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the one-year, five-year and since inception periods ended July 31, 2019. For the twelve-month reporting period ended July 31, 2019, the Fund’s common shares at net asset value (NAV) underperformed the ICE BofAML U.S. All Capital Securities Index and the JPI Blended Benchmark Index.

The Fund seeks to achieve its investment objective of providing a high level of current income and total return by investing in preferred securities and other income producing securities, which include, but are not limited to, contingent capital securities (CoCos). The Fund seeks to benefit from strong credit fundamentals across the asset class’ largest sectors, as well as the category’s healthy yield. In addition, the management team will actively allocate to both interest rate and credit risk consistent with its outlook for the broader financial markets, while seeking to capitalize on inefficiencies that often arise between the $25 par retail and the $1,000 par institutional sides of the market. The Fund’s strategy has a bias toward highly regulated sectors, such banks, insurance companies and utilities, with the intent to benefit from the added security of regulatory oversight.

NAM employs a credit-based investment approach, using a bottom-up approach that includes fundamental credit research, security structure selection, and option adjusted spread (OAS) analysis, while also incorporating a top-down process to position the portfolio in a manner that reflects the investment team’s overall macro-economic outlook. The process begins with identifying the primary investable universe of $1,000 par preferred, $25 par preferred, and CoCo securities. In an effort to capitalize on the inefficiencies between different investor bases within this universe, we tactically and strategically shift capital between the various segments of the market. Periods of volatility may drive material differences in valuations between the $25 par preferred, $1,000 par preferred, and CoCo markets. This divergence is often related to differences in how retail and institutional investors measure and price risk, as well as differences in retail and institutional investors’ ability to source substitute investments. In addition, technical factors such as new issue supply or redemption activity may also influence the relative valuations between the $25 par preferred, $1,000 par preferred market and CoCo markets.

During the reporting period, despite all major subcategories posted positive returns, there was measureable dispersion amongst the different segments within our market. For example, the insurance sector’s twelve-month total return outperformed the Blended Benchmark, while the bank sector modestly underperformed the same benchmark. While $1,000 par securities including CoCos also posted returns above the benchmark, $25 par preferred security performance lagged slightly. Notwithstanding geopolitical headlines related to Brexit, simmering tensions between the EU and Italy over the latter’s budget, and uncertainty regarding upcoming Spanish elections, the non-U.S. segment of the NAM market surprisingly outperformed its U.S. counterpart.

Looking more closely at asset class level performance, the Blended Benchmark’s positive return for the reporting period was a combination of both yield and capital appreciation. On average, prices moved higher across the investible universe driven primarily by a material drop in interest rates. During the reporting period, the U.S. ten year treasury yield declined by approximately 95 basis points. That being said, changes in credit spreads during the same time span, as measured by option adjusted spread (OAS), varied across the different segments of the investible universe. Within the Blended Benchmark Index, OAS moved slightly wider for $1,000 par preferred and CoCo securities, while average OAS for $25 par preferred declined marginally during the reporting period. Despite OAS declining for some segments and widening for others, the average OAS for the Blended Index indeed declined during the twelve month reporting period and contributed to overall capital appreciation. In NAM’s opinion, persistent negative geopolitical headlines globally detracted from the constructive fundamental credit and technical supply stories underlying the asset class. Importantly, the credit story for our largest sector, the bank sector, continued to improve during the reporting period. During 2018, and for the first time ever, the six largest U.S. banks generated aggregate profits exceeding $100 billion for a calendar year. In addition to recent record profitability, bank balance sheet metrics continued to display unwavering strength. 2019 U.S. bank stress tests again validated the resiliency of U.S. bank balance sheets. As in 2018, this year’s stress test results were so convincing that the sector’s toughest critic and regulator, the Fed, allowed the banks to return even more capital to common shareholders via both higher dividends and additional share buybacks. Since the banks had enough preferred exposure to meet regulatory requirements, they were unlikely to have meaningful positive net new issuance. This is supportive for valuations because net positive new issue supply could introduce the risk of dragging down valuations. All else equal, more supply but unchanged demand often leads to weaker valuations.

That being said, there were two temporary and unexpected developments during the reporting period that weighed on overall performance, and likely contributed to the relative underperformance of $25 par preferred securities versus both $1,000 par preferreds and CoCos. First, tax-loss harvesting during the latter part of 2018 and resulting investor outflows disproportionately weighed on $25 par preferred security valuations. Second, the new issue calendar during the first half of 2019 was dominated by $25 par structures, which also worked to undermine relative $25 par preferred performance. Tax-loss harvesting tends to be more pervasive in markets with a significant direct retail investor presence, such as the domestic preferred securities market and the domestic municipal bond market. Compared to institutional investors, retail investors and retail advisors tend to be more active with respect to harvesting year-end losses for tax management purposes. The fourth quarter of 2018 was the largest quarterly outflow from the Morningstar category covering preferred security open-end funds and preferred security exchange-traded funds (ETFs) going back 19 years to 2000, a period of time that even included the Financial Crisis of 2008 and the Taper Tantrum of 2013. Couple tax-loss harvesting in late 2018 with the previously mentioned composition of preferred new issue flow in early 2019, and it was not surprising that the $25 par preferred performance lagged both the $1,000 par preferred and the CoCo segments of the market.

Portfolio Managers’ Comments (continued)

The portfolio management team incorporated several active themes relative to the Blended Benchmark Index during the reporting period, including an underweight to CoCos and a corresponding overweight to domestic issuers, an overweight to the $1,000 par side of the market, and an overweight to securities that have coupons with reset features (floating rate, fixed-to-floating rate, fixed-to-fixed rate).

During the twelve month reporting period ended July 31, 2019, the underweight to CoCos detracted modestly from performance relative to the Blended Benchmark Index, as CoCos outperformed during this time. As of the end of the reporting period, the Fund had an allocation of approximately 30% to CoCos, well below the 40% exposure within the Blended Benchmark Index. While the price return for the CoCos segment of the Blended Benchmark slightly lagged both the $25 par preferred and $1,000 par preferred segments of the market, CoCos outperformed on a total return basis due to its higher average yield. The relative outperformance of CoCos during the reporting period seemed perplexing considering a relatively more supportive fundamental and supply backdrop within the domestic preferred securities market, as we discussed earlier. NAM would have expected that geopolitical headlines and uncertainty emanating out of the United Kingdom, Italy and Spain, coupled with deteriorating economic data outside the U.S., to have weighed disproportionately on the CoCo market. NAM felt that tax-loss harvesting within the domestic preferred securities market during the latter part of 2018 overwhelmed the strong fundamental story and supply technical of the domestic preferred market and thus ultimately the reason for its relative underperformance.

As noted earlier, $1,000 par preferred securities on average outperformed $25 par preferred securities during the reporting period. Given the outperformance of the $1,000 par preferred institutional side of the market during the reporting period, NAM’s overweight to those structures contributed to the Fund’s relative performance. As has been the case for some time, NAM maintained an overweight to $1,000 par securities for two primary reasons, relative value and interest rate risk management. First, with respect to relative value, the $1,000 par side of the market continued to be significantly cheaper than the $25 par side of the market on an OAS basis. OAS for $25 par preferred securities has been driven lower by retail investors’ disproportionate bias for income-generating investment solutions, which has been exacerbated by a prolonged period of low interest rates. Within the preferred securities universe, the $25 par preferred side of the market aligns best with this retail demand given the small denomination and retail investors’ ease of sourcing these securities as most are exchange-traded. As of the end of the reporting period and within the Blended Benchmark Index, NAM estimated that the average OAS for $25 par preferred securities stood at -57 basis points, well below the average OAS of +231 basis points for $1,000 par preferred securities.

Second, with respect to managing interest rate risk, NAM’s overweight to the $1,000 par preferred securities segment allowed it to gain greater exposure to securities that have coupons with reset features, like floating rate coupons, fixed-to-floating rate coupons and fixed-to-fixed rate coupons. These structures are more common on the institutional $1,000 par preferred side of the market and help to mitigate duration and duration extension risk during a rising interest rate environment. Duration extension can be a significant risk for callable securities with fixed-rate coupons. As of July 31, 2019, the Fund had about 90% of its assets invested in securities that have coupons with reset features, compared to approximately 74% within the Blended Benchmark Index.

Fixed rate coupon structures slightly underperformed non-fixed rate coupon securities during the reporting period, which is rather counterintuitive given the meaningful decrease in interest rates during the reporting period. However, in NAM’s opinion, the underperformance of the fixed rate coupon structures was an ancillary effect from the previously mentioned underperformance of $25 par preferred securities. As a reminder, a vast majority of the $25 par preferred universe is comprised of fixed rate coupon structures. Often times, the relative performance of the $25 par preferred market can have a direct impact on the relationship between fixed-rate and non-fixed-rate coupon structures.

The Fund utilized short interest rate futures during the period to manage its exposure to various points along the yield curve, with a net effect of decreasing the Fund’s overall interest rate sensitivity. During the reporting period, the interest rate futures had a negligible impact on overall total return performance.

Nuveen Preferred & Income Securities Fund (JPS)

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the one-year, five-year and ten-year periods ended July 31, 2019. For the twelve-month reporting period ended July 31, 2019, the Fund’s common shares at net asset value (NAV) underperformed the ICE BofAML U.S. All Capital Securities Index and the JPS Blended Benchmark.

The investment objective of the Fund is to seek high current income consistent with capital preservation with a secondary objective to enhance portfolio value relative to the broad market for preferred securities. Under normal market conditions, the Fund seeks to invest at least 80% of its net assets in preferred securities and up to 20% of its net assets in debt securities, including convertible debt and convertible preferred securities.

Credit markets came under pressure during the first half of the reporting period as spreads widened by about 120 basis points, but then significantly recovered during the second half of the reporting period amidst declining yields for longer dated paper. Much of the initial spread widening was triggered by the Fed communication in early October 2018 that it was “a long way from neutral” on its target funds rate, which it had raised three times during the calendar year 2018. Markets interpreted this as indicative that the central bank may go too far in raising rates and risk a recession.

The basic strategy of the Fund calls for investing in junior subordinated, high income securities of companies with investment grade ratings. Spectrum has tactical exposure to both institutional sectors of the junior subordinated capital securities, which includes both preferred and contingent capital securities (CoCos). A preferred security represents a capital security issued either through charter amendment (as a stock) or through indenture (as a bond). For preferred securities, any reorganization would be processed through a bankruptcy court. Preferred security payments are in priority to common stock dividends, yet can be deferred, which means payments are cumulative or they can be eliminated which means payments are non-cumulative without causing an immediate event of default. Any principal loss absorption on a preferred security would be forced through a statutory resolution in a bankruptcy proceeding. A CoCo represents a capital security issued through indenture. For CoCos, a reorganization would be processed through the contracts of its capital before falling into an actual bankruptcy. CoCos payments are non-cumulative, subject to payment limitations and may not be paid in priority to common stock dividends (i.e. they are pari passu to common stock dividends); and can be reduced or eliminated without causing an event of default. Principal loss absorption on a CoCo could be forced through a regulatory action in advance of any bankruptcy proceeding.

The Fund owns a blend of junior subordinated capital securities in the two segments, the preferred securities segment, represented by the ICE BofAML All Capital Securities Index, comprised approximately 60.4% of the Fund (including some cash) and the CoCos segment, represented by the ICE BofAML Contingent Capital Index comprised 39.6% of the Fund at the end of the reporting.

During the reporting period, the Fund had a tactical overweight to the institutional capital securities sector and an underweight in retail $25 par securities that benefited the Fund’s performance. Individual holdings that contributed to performance included CoCo holdings such as Société Générale SA 8%, Lloyds Banking Group PLC 7.50% and Credit Suisse Group AG 7.5%.

Investments in actively floating rate securities constrained performance as spreads in this sector widened in anticipation of future Libor rates coming down. Individual holdings that detracted from performance, included Florida Power & Light, Penn Power & Light Capital and Wisconsin Energy Corp. They are all actively floating junior subordinated debt securities.

Nuveen Preferred and Income 2022 Term Fund (JPT)

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the one-year and since inception periods ended July 31, 2019. For the twelve-month reporting period ended July 31, 2019, the Fund’s common shares at net asset value (NAV) underperformed the ICE BofAML U.S. All Capital Securities Index.

Portfolio Managers’ Comments (continued)

The Fund seeks to achieve its investment objective of providing a high level of current income and total return by investing in preferred securities and other income producing securities. The Fund’s portfolio is actively managed, seeking to capitalize on strong credit fundamentals and intense regulatory oversight across our largest sectors, the category’s healthy yield level, and inefficiencies that often evolve between the $25 par retail and the $1,000 par institutional sides of the market. The Fund’s strategy has a bias toward highly regulated industries, like utilities, banks and insurance companies, with a current emphasis broadly on financial services companies. The Fund does not invest in contingent capital securities (otherwise known as CoCos).

NAM employs a credit-based investment approach, using a bottom-up approach that includes fundamental credit research, security structure selection, and option adjusted spread (OAS) analysis, while also incorporating a top-down process to position the portfolio in a manner that reflects the investment team’s overall macro-economic outlook. The process begins with identifying the primary investable universe of $1,000 par preferred and $25 par preferred securities. In an effort to capitalize on the inefficiencies between different investor bases within this universe, NAM tactically and strategically shift capital between the various segments of the market. Periods of volatility may drive material differences in valuations between the $1000 par preferred and $25 par preferred markets. This divergence is often related to differences in how retail and institutional investors measure and price risk, as well as differences in retail and institutional investors’ ability to source substitute investments. In addition, technical factors such as new issue supply or redemption activity may also influence the relative valuations between the $1,000 par preferred and the $25 par preferred markets.

During the reporting period, despite all major subcategories posting positive returns, there was measureable dispersion among the different segments within the investable universe. For example, the insurance sector’s twelve-month total return outperformed the Blended Benchmark, while the bank sector modestly underperformed the same benchmark. While $1,000 par preferred securities returns were also above benchmark, $25 par preferred security performance lagged slightly. Notwithstanding geopolitical headlines related to Brexit, simmering tensions between the EU and Italy over the latter’s budget and uncertainty regarding upcoming Spanish elections, the non-U.S. segment of our market surprisingly outperformed U.S. issuers on average.

Looking more closely at asset class level performance, the Benchmark’s positive return for the reporting period was a combination of both yield and capital appreciation. On average, prices moved higher across the investible universe driven primarily by a material drop in interest rates. During the reporting period, the U.S. ten year treasury yield declined by approximately 95 basis points. In addition, a decrease in credit spreads during that same time span, as measured by option adjusted spread (OAS), also contributed to capital appreciation. Within the Benchmark Index, OAS declined on average by approximately 23 basis points during the reporting period. In NAM’s opinion, credit spreads would have decreased even more if it were not for persistent negative geopolitical headlines globally detracting from the constructive fundamental credit and technical supply stories. Importantly, the credit story for NAM’s largest sector, the bank sector, continued to improve during the reporting period. During 2018, and for the first time ever, the six largest U.S. banks generated aggregate profits exceeding $100 billion for a calendar year. In addition to recent record profitability, bank balance sheet metrics continued to display unwavering strength. 2019 U.S. bank stress tests again validated the resiliency of U.S. bank balance sheets. As in 2018, this year’s stress test results were so convincing that the sector’s toughest critic and regulator, the Fed, allowed the banks to return even more capital to common shareholders via both higher dividends and additional share buybacks. Since the banks had enough preferred exposure to meet regulatory requirements, they were unlikely to have meaningful positive net new issuance. This is supportive for valuations because net positive new issue supply could introduce the risk of dragging down valuations. All else equal, more supply but unchanged demand often leads to weaker valuations.

That being said, there were two temporary and unexpected developments during the reporting period that weighed on overall performance and likely contributed to the relative underperformance of $25 par preferred securities. First, tax-loss harvesting during the latter part of 2018 and resulting investor outflows disproportionately weighed on $25 par preferred security valuations. Second, the new issue calendar during the first half of 2019 was dominated by $25 par structures, which also worked to undermine relative $25 par preferred performance. Typically, tax-loss harvesting tends to be more pervasive in markets with a significant direct retail investor presence, such as the domestic preferred securities market and the domestic municipal bond market. Compared to institutional investors, retail investors and retail advisors tend to be more active with respect to harvesting year-end losses for tax management purposes. The fourth quarter of 2018 was the largest quarterly outflow from the Morningstar category covering preferred security open-end funds and preferred security exchange-traded funds (ETFs) going back 19 years to 2000, a period of time that even included the Financial Crisis of 2008 and the Taper Tantrum of 2013. Couple tax-loss harvesting in late 2018 with the previously mentioned composition of preferred new issue flow in early 2019 and it is not surprising that the $25 par preferred performance lagged the $1,000 par preferred segment of the market.

The portfolio management team incorporated several active themes relative to the Benchmark Index during the reporting period, including an overweight to domestic issuers, an overweight to the $1,000 par side of the market, and an overweight to securities that have coupons with reset features (floating rate, fixed-to-floating rate, fixed-to-fixed rate).

During the twelve month reporting period ended July 31, 2019, the overweight to U.S. issuers detracted modestly from performance relative to the Benchmark Index, as the non-U.S. segment of the market outperformed during this time. As of the end of the reporting period, the Fund had an allocation of approximately 79% to U.S., modestly above the 75% exposure within the index. NAM would have expected that geopolitical headlines and uncertainty emanating out of the United Kingdom, Italy, and Spain, coupled with deteriorating economic data outside the U.S., to have weighed disproportionately on the non-U.S. market. NAM felt that tax-loss harvesting within the domestic preferred securities market during the latter part of 2018 overwhelmed the strong fundamental story and supply technical of the domestic preferred market, as well as disproportionate headline risk and thus ultimately the reason for the U.S. segment’s relative underperformance.

As noted earlier, $1,000 par preferred securities on average outperformed $25 par preferred securities during the reporting period. Given the outperformance of the $1,000 par preferred institutional side of the market during the reporting period, NAM’s overweight to those structures contributed to the Fund’s relative performance. As has been the case for some time, NAM maintained an overweight to $1,000 par securities for two primary reasons, relative value and interest rate risk management. First, with respect to relative value, the $1,000 par side of the market continued to be significantly cheaper than the $25 par side of the market on an OAS basis. OAS for $25 par preferred securities has been driven lower by retail investor demand stemming from their disproportionate bias for income-generating investment solutions. The drop in interest rates since the beginning of 2019 has only exacerbated retail demand for income-producing securities, such as preferreds. Within the preferred securities universe, the $25 par preferred side of the market aligns best with this retail demand given the small denomination and retail investors’ ease of sourcing these securities as most are exchange-traded. As of the end of the reporting period and within the Benchmark Index, NAM estimated that the average OAS for $25 par preferred securities stood at -57 basis points, well below the average OAS of +231 basis points for $1,000 par preferred securities.

Second, with respect to managing interest rate risk, NAM’s overweight to the $1000 par preferred securities segment allowed it to gain greater exposure to securities that have coupons with reset features, like floating rate coupons, fixed-to-floating rate coupons and fixed-to-fixed rate coupons. These structures are more common on the institutional $1,000 par preferred side of the market and help to mitigate duration and duration extension risk during a rising interest rate environment. Duration extension can be a significant risk for callable securities with fixed-rate coupons. As of July 31, 2019, the Fund had about 83% of its assets invested in securities that have coupons with reset features, compared to approximately 60% within the Benchmark Index.

The Fund utilized short interest rate futures during the period to manage its exposure to various points along the yield curve, with a net effect of decreasing the Fund’s overall interest rate sensitivity. During the reporting period, the interest rate futures had a negligible impact on overall total return performance.

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through bank borrowings as well as the use of reverse repurchase agreements for JPC, JPI and JPS. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments in recent years have been much lower than the interest the Fund has been earning on its portfolio securities that it has bought with the proceeds of that leverage.

However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value, which will make the shares’ net asset value more volatile, and total return performance more variable, over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Over the last few quarters, short-term interest rates have indeed increased from their extended lows after the 2007-09 financial crisis. This increase has reduced common share net income, and also reduced potential for long-term total returns. Nevertheless, the ability to effectively borrow at current short-term rates is still resulting in enhanced common share income, and management believes that the advantages of continuation of leverage outweigh the associated increase in risk and volatility described above.

The Funds’ use of leverage had a positive impact on total return performance during this reporting period.

JPC, JPI and JPS continued to utilize forward starting interest rate swap contracts to partially hedge the interest cost of leverage, which as mentioned previously, is through the use of bank borrowings. During this reporting period, these swap contracts had a negative impact to overall Fund total return performance.

As of July 31, 2019, the Funds’ percentages of leverage are shown in the accompanying table.

	JPC	JPI	JPS	JPT
Effective Leverage*	36.02%	32.47%	35.71%	20.42%
Regulatory Leverage*	30.27%	27.22%	29.86%	20.42%
*

Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of reverse repurchase agreements, certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of the Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ LEVERAGE

Bank Borrowings

As noted above, the Funds employ regulatory leverage through the use of bank borrowings. The Funds’ bank borrowing activities are as shown in the accompanying table.

	Current Reporting Period					Subsequent to the Close of the Reporting Period
Fund	August 1, 2018	Draws	Paydowns	July 31, 2019	Average Balance Outstanding	Draws	Paydowns	September 26, 2019
JPC	$437,000,000	$48,000,000	$(30,000,000)	$455,000,000	$437,858,904	$7,000,000	$—	$462,000,000
JPI	$225,000,000	$—	$(15,000,000)	$210,000,000	$218,054,795	$—	$—	$210,000,000
JPS	$845,300,000	$30,000,000	$(22,000,000)	$853,300,000	$844,352,055	$—	$—	$853,300,000
JPT	$42,500,000	$—	$—	$42,500,000	$42,500,000	$—	$—	$42,500,000

Refer to Notes to Financial Statements, Note 8 – Fund Leverage for further details.

Reverse Repurchase Agreements

As noted above, JPC, JPI and JPS utilized reverse repurchase agreements, in which the Fund sells to a counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date. The Funds’ transactions in reverse repurchase agreements are as shown in the accompanying table.

	Current Reporting Period					Subsequent to the Close of the Reporting Period
Fund	August 1, 2018	Sales	Purchases	July 31, 2019	Average Balance Outstanding	Sales	Purchases	September 26, 2019
JPC	$125,000,000	$—	$10,000,000	$135,000,000	$126,150,685	$—	$—	$135,000,000
JPI	$—	$—	$60,000,000	$60,000,000	$27,945,205	$—	$—	$60,000,000
JPS	$200,000,000	$—	$60,000,000	$260,000,000	$226,712,329	$—	$—	$260,000,000

Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of July 31, 2019. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.

During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	JPC	JPI	JPS	JPT
August 2018	$0.0610	$0.1355	$0.0560	$0.1185
September	0.0610	0.1355	0.0560	0.1185
October	0.0610	0.1355	0.0560	0.1185
November	0.0610	0.1355	0.0560	0.1185
December	0.0610	0.1355	0.0560	0.1185
January	0.0610	0.1355	0.0560	0.1185
February	0.0610	0.1355	0.0560	0.1185
March	0.0610	0.1355	0.0560	0.1185
April	0.0610	0.1355	0.0560	0.1185
May	0.0610	0.1355	0.0560	0.1185
June	0.0610	0.1355	0.0560	0.1185
July 2019	0.0610	0.1355	0.0560	0.1185
Total Distributions	$0.7320	$1.6260	$0.6720	$1.4220

Current Distribution Rate*	7.39%	6.70%	6.86%	5.95%
*

Current distribution rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

All monthly dividends paid by the JPT Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

JPC, JPI and JPS seek to pay regular monthly distributions at a level rate that reflect past and projected net income of the Funds. The Funds may own certain investments which recognize income for financial reporting in a matter that is different than the tax recognition. During the current fiscal year, the Funds owned certain investments which accrued income for financial reporting purposes but was not recognized as current income for tax purposes. Each Fund’s fiscal year to date distribution amount exceeded the actual amount of net income for tax purposes, and as a result, a portion of each Fund’s fiscal year distributions have been deemed to be a return of capital, which are identified in the table below.

Fiscal Year Ended July 31, 2019	JPC	JPI	JPS
Regular monthly distribution per share
From net investment income	$0.7053	$1.6082	$0.6581
From net realized capital gains	—	—	—
Return of capital	0.0267	0.0178	0.0139
Total per share distribution	$0.7320	$1.6260	$0.6720

CHANGE IN METHOD OF PUBLISHING NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS

Beginning on or about November 1, 2019, the Nuveen Closed-End Funds will be discontinuing the practice of announcing Fund distribution amounts and timing via press release. Instead, information about the Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders will be posted and can be found on Nuveen’s enhanced closed-end fund resource page, which is at www.nuveen.com/closed-end-fund-distributions, along with other Nuveen closed-end fund product updates. Shareholders can expect regular distribution information to be posted on www.nuveen.com on the first business day of each month. To ensure that our shareholders have timely access to the latest information, a subscribe function can be activated at this link here, or at this web page (www.nuveen.com/en-us/people/about-nuveen/for-the-media).

COMMON SHARE REPURCHASES

During August 2019 (subsequent to the close of the reporting period), the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of July 31, 2019, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	JPC	JPI	JPS	JPT
Common shares cumulatively repurchased and retired	2,826,100	0	38,000	0
Common shares authorized for repurchase	10,335,000	2,275,000	20,380,000	685,000

During the current reporting period, JPS repurchased and retired its common shares at a weighted average price per share and a weighted average discount per share as shown in the accompanying table.

JPS
Common shares repurchased and retired	38,000
Weighted average price per common share repurchased and retired	$7.38
Weighted average discount per common share repurchased and retired	17.59%

During the current reporting period, none of the other Funds repurchased any of their outstanding common shares.

OTHER COMMON SHARE INFORMATION

As of July 31, 2019, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	JPC	JPI	JPS	JPT
Common share NAV	$10.14	$24.67	$9.84	$24.24
Common share price	$9.91	$24.27	$9.79	$23.90
Premium/(Discount) to NAV	(2.27)%	(1.62)%	(0.51)%	(1.40)%
12-month average premium/(discount) to NAV	(5.58)%	(5.29)%	(6.33)%	(2.49)%

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Preferred & Income Opportunities Fund (JPC)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. Certain types of preferred or debt securities with special loss absorption provisions, such as contingent capital securities (CoCos), may be or become so subordinated that they present risks equivalent to, or in some cases even greater than, the same company’s common stock. These loss absorption features work to the benefit of the security issuer, not the investor. These and other risk considerations such as concentration and foreign securities risk are described in more detail on the Fund’s web page at www.nuveen.com/JPC.

Nuveen Preferred and Income Term Fund (JPI)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. Certain types of preferred or debt securities with special loss absorption provisions, such as contingent capital securities (CoCos), may be or become so subordinated that they present risks equivalent to, or in some cases even greater than, the same company’s common stock. These loss absorption features work to the benefit of the security issuer, not the investor. For these and other risks, including the Fund’s limited term and concentration risk, see the Fund’s web page at www.nuveen.com/JPI.

Nuveen Preferred & Income Securities Fund (JPS)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. Certain types of preferred or debt securities with special loss absorption provisions, such as contingent capital securities (CoCos), may be or become so subordinated that they present risks equivalent to, or in some cases even greater than, the same company’s common stock. These loss absorption features work to the benefit of the security issuer, not the investor. These and other risks such as concentration and foreign securities risk are described in more detail on the Fund’s web page at www.nuveen.com/JPS.

Nuveen Preferred and Income 2022 Term Fund (JPT)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. For these and other risks, including the Fund’s limited term and concentration risk, see the Fund’s web page at www.nuveen.com/JPT.

JPC	Nuveen Preferred & Income Opportunities Fund Performance Overview and Holding Summaries as of July 31, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2019

	Average Annual
	1-Year	5-Year	10-Year
JPC at Common Share NAV	7.48%	6.65%	11.18%
JPC at Common Share Price	13.52%	9.58%	14.00%
ICE BofAML U.S. All Capital Securities Index	9.24%	6.09%	8.63%
JPC Blended Benchmark	8.93%	6.60%	8.07%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment. Performance for indexes that were created after the Fund’s inception are linked to the Fund’s previous benchmark.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

$1,000 Par (or similar) Institutional Preferred	76.1%
$25 Par (or similar) Retail Preferred	44.6%
Contingent Capital Securities	25.6%
Corporate Bonds	5.1%
Convertible Preferred Securities	2.5%
Common Stocks	0.3%
Repurchase Agreements	1.7%
Other Assets Less Liabilities	0.4%
Net Assets Plus Borrowings and Reverse Repurchase Agreements	156.3%
Borrowings	(43.4)%
Reverse Repurchase Agreements	(12.9)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Banks	43.1%
Insurance	12.9%
Capital Markets	9.6%
Food Products	5.9%
Consumer Finance	4.3%
Diversified Financial Services	2.8%
Electric Utilities	2.6%
Other	17.7%
Repurchase Agreements	1.1%
Total	100%

Country Allocation1

(% of total investments)

United States	73.5%
United Kingdom	7.7%
France	4.5%
Switzerland	3.9%
Canada	2.4%
Australia	1.9%
Spain	1.9%
Netherlands	1.2%
Italy	0.8%
Bermuda	0.7%
Other	1.5%
Total	100%

Top Five Issuers

(% of total long-term
investments)

JPMorgan Chase & Company	3.8%
Citigroup Inc.	3.8%
Bank of America Corporation	3.4%
Land O’ Lakes Inc.	3.2%
Wells Fargo & Company	2.8%

Portfolio Credit Quality

(% of total long-term fixed-income investments)

A	0.7%
BBB	53.7%
BB or Lower	39.6%
N/R (not rated)	6.0%
Total	100%

1	Includes 1.0% (as a percentage of total investments) in emerging market countries.

JPI	Nuveen Preferred and Income Term Fund Performance Overview and Holding Summaries as of July 31, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2019

	Average Annual
	1-Year	5-Year	Since Inception
JPI at Common Share NAV	8.29%	7.02%	8.65%
JPI at Common Share Price	12.79%	9.24%	8.14%
ICE BofAML U.S. All Capital Securities Index	9.24%	6.09%	7.27%
JPI Blended Benchmark	9.34%	6.69%	6.33%

Since inception returns are from 7/26/12. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

$1,000 Par (or similar) Institutional Preferred	69.6%
Contingent Capital Securities	44.1%
$25 Par (or similar) Retail Preferred	33.8%
Other Assets Less Liabilities	0.6%
Net Assets Plus Borrowings and Reverse Repurchase Agreements	148.1%
Borrowings	(37.4)%
Reverse Repurchase Agreements	(10.7)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Banks	49.6%
Insurance	13.2%
Capital Markets	9.8%
Food Products	5.1%
Diversified Financial Services	4.3%
Other	18.0%
Total	100%

Country Allocation1

(% of total investments)

United States	59.0%
United Kingdom	11.7%
France	8.1%
Switzerland	7.0%
Spain	3.6%
Australia	3.3%
Netherlands	1.7%
Italy	1.5%
Canada	1.3%
Ireland	1.2%
Other	1.6%
Total	100%

Top Five Issuers

(% of total long-term
investments)

JPMorgan Chase & Company	4.0%
Credit Suisse Group AG	3.4%
UBS Group AG	3.3%
Credit Agricole SA	3.3%
Citigroup Inc.	3.1%

Portfolio Credit Quality

(% of total long-term fixed-income
investments)

A	0.9%
BBB	57.2%
BB or Lower	39.2%
N/R (not rated)	2.7%
Total	100%

1	Includes 0.7% (as a percentage of total investments) in emerging market countries.

JPS	Nuveen Preferred & Income Securities Fund Performance Overview and Holding Summaries as of July 31, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2019

	Average Annual
	1-Year	5-Year	10-Year
JPS at Common Share NAV	8.53%	7.34%	11.90%
JPS at Common Share Price	18.01%	10.01%	12.10%
ICE BofAML U.S. All Capital Securities Index	9.24%	6.09%	7.01%
JPS Blended Benchmark	9.34%	6.69%	8.96%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment. Performance for indexes that were created after the Fund’s inception are linked to the Fund’s previous benchmark.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

$1,000 Par (or similar) Institutional Preferred	71.9%
Contingent Capital Securities	61.6%
$25 Par (or similar) Retail Preferred	16.8%
Investment Companies	1.3%
Convertible Preferred Securities	0.9%
Corporate Bonds	0.8%
Repurchase Agreements	1.1%
Other Assets Less Liabilities	1.2%
Net Assets Plus Borrowings and Reverse Repurchase Agreements	155.6%
Borrowings	(42.6)%
Reverse Repurchase Agreements	(13.0)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Banks	54.9%
Insurance	19.9%
Capital Markets	10.3%
Electric Utilities	3.0%
Other	10.4%
Investment Companies	0.8%
Repurchase Agreements	0.7%
Total	100%

Country Allocation1

(% of total investments)

United States	45.8%
United Kingdom	20.1%
France	10.6%
Switzerland	7.6%
Finland	2.7%
Australia	2.6%
Canada	2.6%
Netherlands	1.7%
Bermuda	1.4%
Sweden	1.3%
Other	3.6%
Total	100%

Top Five Issuers

(% of total long-term
investments)

BNP Paribas	4.0%
Credit Suisse Group AG	3.9%
Royal Bank of Scotland Group AG	3.6%
UBS Group AG	3.6%
Barclays PLC	3.5%

Portfolio Credit Quality

(% of total long-term fixed-income investments)

A	7.6%
BBB	67.8%
BB or Lower	24.6%
Total	100%

1	Includes 1.4% (as a percentage of total investments) in emerging market countries.

JPT	Nuveen Preferred and Income 2022 Term Fund Performance Overview and Holding Summaries as of July 31, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2019

	Average Annual
	1-Year	Since Inception
JPI at Common Share NAV	7.76%	5.36%
JPI at Common Share Price	9.78%	4.24%
ICE BofAML U.S. All Capital Securities Index	9.24%	6.87%

Since inception returns are from 1/26/17. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

$1,000 Par (or similar) Institutional Preferred	90.1%
$25 Par (or similar) Retail Preferred	34.9%
Other Assets Less Liabilities	0.7%
Net Assets Plus Borrowings	125.7%
Borrowings	(25.7)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Banks	34.9%
Insurance	21.2%
Capital Markets	8.9%
Food Products	7.6%
Diversified Financial Services	5.4%
U.S. Agency	3.7%
Other	18.3%
Total	100%

Country Allocation1

(% of total investments)

United States	78.7%
United Kingdom	5.4%
Australia	4.3%
France	3.2%
Canada	2.4%
Ireland	2.0%
Germany	1.6%
Japan	1.2%
Bermuda	0.4%
Netherlands	0.4%
Other	0.4%
Total	100%

Top Five Issuers

(% of total long-term investments)

JPMorgan Chase & Company	4.6%
Morgan Stanley	4.1%
Goldman Sachs Group Inc.	3.8%
Assured Guaranty Municipal Holdings Inc.	3.7%
Farm Credit Bank of Texas	3.7%

Portfolio Credit Quality

(% of total long-term
fixed-income investments)

A	2.9%
BBB	63.1%
BB or Lower	30.1%
N/R (not rated)	3.9%
Total	100%

1	Includes 0.4% (as a percentage of total investments) in emerging market countries.

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen on April 10, 2019 for JPC, JPI, JPS and JPT; at this meeting the shareholders were asked to elect Board Members.

	JPC	JPI	JPS	JPT
	Common Shares	Common Shares	Common Shares	Common Shares
Approval of the Board Members was reached as follows:
Judith M. Stockdale
For	91,438,985	19,471,859	179,110,456	6,024,020
Withhold	3,040,758	907,539	6,066,285	184,259
Total	94,479,743	20,379,398	185,176,741	6,208,279
Carole E. Stone
For	86,824,600	19,460,478	177,372,114	6,025,084
Withhold	7,655,143	918,920	7,804,627	183,195
Total	94,479,743	20,379,398	185,176,741	6,208,279
Margaret L. Wolff
For	91,669,071	19,486,543	179,246,859	6,086,769
Withhold	2,810,672	892,855	5,929,882	121,510
Total	94,479,743	20,379,398	185,176,741	6,208,279
William C. Hunter
For	86,694,464	19,444,776	177,080,489	6,024,793
Withhold	7,785,279	934,622	8,096,252	183,486
Total	94,479,743	20,379,398	185,176,741	6,208,279

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Nuveen Preferred & Income Opportunities Fund Nuveen Preferred and Income Term Fund Nuveen Preferred & Income Securities Fund Nuveen Preferred and Income 2022 Term Fund:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Nuveen Preferred & Income Opportunities Fund, Nuveen Preferred and Income Term Fund, Nuveen Preferred & Income Securities Fund and Nuveen Preferred and Income 2022 Term Fund (the “Funds”), including the portfolios of investments, as of July 31, 2019, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended (two-year period then ended and the period from January 26, 2017 (commencement of operations) to July 31, 2017 for Nuveen Preferred and Income 2022 Term Fund). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2019, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended (two-year period then ended and the period from January 26, 2017 to July 31, 2017 for Nuveen Preferred and Income 2022 Term Fund), in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2019, by correspondence with custodians and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Nuveen investment companies since 2014.

Chicago, Illinois

September 26, 2019

JPC	Nuveen Preferred & Income Opportunities Fund Portfolio of Investments July 31, 2019

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 154.2% (98.9% of Total Investments)

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 76.1% (48.8% of Total Investments)

	Air Freight & Logistics – 0.5%

$5,153	XPO Logistics Inc., 144A, (3)	6.500%	6/15/22	BB–	$5,234,830

	Automobiles – 1.9%

11,200	General Motors Financial Co Inc., (4)	5.750%	N/A (5)	BB+	10,444,000
10,100	General Motors Financial Co Inc.	6.500%	N/A (5)	BB+	9,847,096
	Total Automobiles				20,291,096

	Banks – 35.4%

3,335	Ally Financial Inc., (3)	8.000%	3/15/20	BB+	3,439,219
11,510	Bank of America Corp, (4)	6.300%	9/10/67	BBB–	12,891,200
3,045	Bank of America Corp	6.100%	N/A (5)	BBB–	3,323,009
1,320	Bank of America Corp	6.250%	N/A (5)	BBB–	1,440,331
33,875	Bank of America Corp, (3)	6.500%	4/23/68	BBB–	37,694,406
3,575	Barclays Bank PLC, 144A	10.179%	6/12/21	A–	4,027,262
13,585	BB&T Corp	4.800%	N/A (5)	Baa1	13,483,112
4,170	BNP Paribas SA, 144A	7.195%	N/A (5)	BBB	4,568,735
13,555	CIT Group Inc.	5.800%	12/15/67	Ba3	13,792,212
10,026	Citigroup Inc., (4)	5.950%	N/A (5)	BB+	10,690,222
2,200	Citigroup Inc.	6.300%	N/A (5)	BB+	2,329,250
22,645	Citigroup Inc.	6.250%	2/15/68	BB+	25,277,482
3,475	Citigroup Inc.	5.800%	N/A (5)	BB+	3,501,063
6,120	Citigroup Inc.	6.125%	N/A (5)	Ba1	6,317,676
8,264	Citizens Financial Group Inc.	5.500%	10/06/67	BB+	8,325,981
4,690	CoBank ACB, (3)	6.250%	10/01/67	BBB+	5,041,750
3,560	Commerzbank AG, 144A	8.125%	9/19/23	BBB	4,119,252
1,385	First Union Capital II	7.950%	11/15/29	Baa1	1,869,399
2,659	HSBC Capital Funding Dollar 1 LP, 144A, (4)	10.176%	N/A (5)	BBB+	4,256,049
3,675	Huntington Bancshares Inc./OH	5.700%	N/A (5)	Baa3	3,707,156
8,866	JPMorgan Chase & Co	5.736%	10/30/67	Baa2	8,910,330
4,445	JPMorgan Chase & Co	5.300%	N/A (5)	Baa2	4,489,450
7,700	JPMorgan Chase & Co	5.000%	N/A (5)	Baa2	7,788,550
1,815	JPMorgan Chase & Co	6.100%	4/01/68	Baa2	1,937,513
34,670	JPMorgan Chase & Co	6.750%	8/01/68	Baa2	38,455,790
2,600	KeyCorp	5.000%	N/A (5)	Baa3	2,626,000
19,110	Lloyds Bank PLC, 144A, (3)	12.000%	6/16/68	Baa3	23,289,778
6,970	M&T Bank Corp, (3)	6.450%	8/15/67	Baa2	7,562,450
3,050	M&T Bank Corp	5.125%	N/A (5)	Baa2	3,156,750
23,992	PNC Financial Services Group Inc./The, (3)	6.750%	2/01/68	Baa2	25,619,857
3,467	PNC Financial Services Group Inc./The	5.000%	N/A (5)	Baa2	3,536,340
3,528	Royal Bank of Scotland Group PLC	7.648%	N/A (5)	BBB–	4,656,960
3,250	SunTrust Banks Inc.	5.050%	N/A (5)	Baa3	3,266,250
5,325	SunTrust Banks Inc.	5.625%	N/A (5)	Baa3	5,356,950
4,360	Wachovia Capital Trust III	5.570%	N/A (5)	Baa2	4,375,260
2,225	Wells Fargo & Co	6.180%	N/A (5)	Baa2	2,238,906
2,530	Wells Fargo & Co	5.900%	N/A (5)	Baa2	2,684,963
37,290	Wells Fargo & Co, (4)	5.875%	6/15/68	Baa2	40,832,550
9,666	Zions Bancorp NA	7.200%	N/A (5)	BB+	10,415,115
	Total Banks				371,294,528

	Capital Markets – 2.2%

5,721	Goldman Sachs Group Inc./The, (4)	5.300%	N/A (5)	Ba1	6,011,055
7,120	Goldman Sachs Group Inc./The	5.375%	N/A (5)	Ba1	7,186,216
5,164	Goldman Sachs Group Inc./The	5.500%	N/A (5)	Ba1	5,331,830
3,600	Morgan Stanley	5.550%	N/A (5)	BB+	3,645,360
625	State Street Corp	5.250%	N/A (5)	Baa1	638,775
	Total Capital Markets				22,813,236

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Chemicals – 1.1%

10,525	Blue Cube Spinco LLC, (3)	9.750%	10/15/23	BB+	$11,577,500

	Commercial Services & Supplies – 1.1%

6,640	AerCap Global Aviation Trust, 144A, (4)	6.500%	6/15/45	Ba1	7,038,400
5,526	ILFC E-Capital Trust II, 144A	4.340%	12/21/65	Ba1	3,951,090
	Total Commercial Services & Supplies				10,989,490

	Consumer Finance – 2.0%

1,735	American Express Co	4.900%	N/A (5)	Baa2	1,744,906
2,526	American Express Co	5.200%	N/A (5)	Baa2	2,537,064
8,620	Capital One Financial Corp, (3)	5.550%	12/01/67	Baa3	8,727,750
8,215	Discover Financial Services	5.500%	4/30/68	Ba2	8,156,345
	Total Consumer Finance				21,166,065

	Diversified Financial Services – 2.5%

840	Citigroup Inc.	5.950%	N/A (5)	BB+	882,899
13	Compeer Financial ACA, 144A	6.750%	N/A (5)	BB+	14,179,500
10,221	Voya Financial Inc., (3)	6.125%	3/15/68	BBB–	10,885,365
	Total Diversified Financial Services				25,947,764

	Electric Utilities – 2.9%

1,350	AES Gener SA, 144A	7.125%	3/26/79	BB	1,458,000
2,620	Electricite de France SA, 144A	5.250%	N/A (5)	BBB	2,678,950
24,000	Emera Inc., (3), (4)	6.750%	6/15/76	BBB–	26,100,000
	Total Electric Utilities				30,236,950

	Entertainment – 1.0%

10,350	Liberty Interactive LLC, (3)	8.500%	7/15/29	BB	10,634,625

	Equity Real Estate Investment Trust – 1.2%

12	Sovereign Real Estate Investment Trust, 144A	12.000%	N/A (5)	BB+	12,758,450

	Food Products – 5.1%

2,245	Dairy Farmers of America Inc., 144A	7.125%	N/A (5)	BB+	2,110,300
35,865	Land O’ Lakes Inc., 144A, (3), (4)	8.000%	9/15/67	BB	36,851,287
8,285	Land O’ Lakes Inc., 144A	7.000%	12/15/67	BB	7,860,394
7,140	Land O’ Lakes Inc., 144A	7.250%	6/15/68	BB	6,854,400
	Total Food Products				53,676,381

	Health Care Providers & Services – 0.5%

4,725	HCA Inc.	7.500%	2/15/22	Ba2	5,231,520

	Independent Power & Renewable Electricity Producers – 0.8%

8,244	Vistra Energy Corp	7.625%	11/01/24	BB	8,645,895

	Industrial Conglomerates – 3.6%

39,190	General Electric Co, (4)	5.000%	6/15/68	BBB–	37,965,312

	Insurance – 10.9%

2,740	Aegon NV	5.500%	4/11/48	Baa1	2,911,250
4,710	American International Group Inc.	5.750%	4/01/48	Baa2	4,925,294
8,659	Assurant Inc., (4)	7.000%	3/27/48	BB+	9,286,778
23,059	Assured Guaranty Municipal Holdings Inc., 144A, (4)	6.400%	12/15/66	BBB+	23,059,000
7,117	Liberty Mutual Group Inc., 144A, (3)	7.800%	3/15/37	Baa3	8,967,420
9,335	MetLife Capital Trust IV, 144A, (3)	7.875%	12/15/37	BBB	11,979,325
5,560	MetLife Inc., 144A, (3)	9.250%	4/08/38	BBB	7,867,400
1,965	MetLife Inc., (4)	5.875%	N/A (5)	BBB	2,097,638
1,465	MetLife Inc.	5.250%	N/A (5)	BBB	1,479,650
575	Nationwide Financial Services Capital Trust, (3)	7.899%	3/01/37	Baa2	659,226
9,550	Nationwide Financial Services Inc., (3)	6.750%	5/15/37	Baa2	10,696,000
8,070	Provident Financing Trust I, (4)	7.405%	3/15/38	Baa3	9,078,750

JPC	Nuveen Preferred & Income Opportunities Fund (continued)
Portfolio of Investments July 31, 2019

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Insurance (continued)

14,375	QBE Insurance Group Ltd, 144A, (4)	7.500%	11/24/43	Baa1	$15,956,250
1,740	QBE Insurance Group Ltd	6.750%	12/02/44	BBB	1,905,300
2,600	Swiss Re Finance Luxembourg SA, 144A	5.000%	4/02/49	A	2,811,047
	Total Insurance				113,680,328

	Metals & Mining – 0.5%

2,630	BHP Billiton Finance USA Ltd, 144A	6.250%	10/19/75	BBB+	2,736,515
1,600	BHP Billiton Finance USA Ltd, 144A	6.750%	10/19/75	BBB+	1,860,000
	Total Metals & Mining				4,596,515

	Multi-Utilities – 0.8%

5,160	CenterPoint Energy Inc.	6.125%	N/A (5)	BBB–	5,380,332
3,235	NiSource Inc.	5.650%	N/A (5)	BBB–	3,218,243
	Total Multi-Utilities				8,598,575

	Oil, Gas & Consumable Fuels – 0.5%

5,015	Transcanada Trust, (3)	5.875%	8/15/76	BBB	5,259,632

	Real Estate Management & Development – 0.1%

1,600	USB Realty Corp, 144A	3.450%	N/A (5)	A3	1,376,000

	U.S. Agency – 1.1%

5,835	Farm Credit Bank of Texas, 144A	6.200%	9/15/67	BBB	6,084,741
5	Farm Credit Bank of Texas, (4)	10.000%	N/A (5)	Baa1	5,123,000
	Total U.S. Agency				11,207,741

	Wireless Telecommunication Services – 0.4%

3,845	Vodafone Group PLC	7.000%	4/04/79	BBB–	4,212,678
	Total $1,000 Par (or similar) Institutional Preferred (cost $769,802,634)				797,395,111

Shares	Description (1)	Coupon		Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 44.6% (28.6% of Total Investments)

	Banks – 10.2%

425,616	Citigroup Inc., (4)	7.125%		BB+	$12,091,751
179,775	CoBank ACB, (6)	6.250%		BBB+	18,921,318
38,725	CoBank ACB, (6)	6.125%		BBB+	3,988,675
93,724	CoBank ACB, (4), (6)	6.200%		BBB+	9,911,313
283,000	Fifth Third Bancorp	6.625%		Baa3	7,972,110
178,757	FNB Corp/PA, (3)	7.250%		Ba2	5,169,652
434,200	Huntington Bancshares Inc./OH, (4)	6.250%		Baa3	11,445,512
170,075	KeyCorp	6.125%		Baa3	4,949,183
82,000	People’s United Financial Inc.	5.625%		BB+	2,207,440
41,605	PNC Financial Services Group Inc./The	6.125%		Baa2	1,120,007
488,558	Regions Financial Corp, (3), (4)	6.375%		BB+	13,826,191
87,500	Regions Financial Corp	5.700%		BB+	2,357,250
128,000	Synovus Financial Corp	5.875%		BB–	3,307,520
113,600	US Bancorp	6.500%		A3	3,069,472
236,722	Western Alliance Bancorp, (3)	6.250%		N/R	6,355,986
	Total Banks				106,693,380

	Capital Markets – 8.1%

173,436	Apollo Investment Corp, (3)	6.875%		BBB–	4,370,587
95,221	B Riley Financial Inc.	7.500%		N/R	2,446,228
52,673	B Riley Financial Inc.	7.250%		N/R	1,326,833
115,605	Charles Schwab Corp/The	6.000%		BBB	3,125,959
129,169	Charles Schwab Corp/The, (3)	5.950%		BBB	3,487,563
128,425	Cowen Inc., (3)	7.350%		N/R	3,395,557
61,600	Goldman Sachs Group Inc./The	5.500%		Ba1	1,605,912
370,280	Ladenburg Thalmann Financial Services Inc.	8.000%		N/R	9,216,269
864,097	Morgan Stanley, (3), (4)	7.125%		BB+	24,618,123

Shares	Description (1)	Coupon	Ratings (2)	Value

	Capital Markets (continued)

251,600	Morgan Stanley, (4)	6.875%	BB+	$7,037,252
181,500	Morgan Stanley, (4)	5.850%	BB+	4,985,805
161,400	Morgan Stanley, (4)	6.375%	BB+	4,496,604
33,192	Northern Trust Corp	5.850%	BBB+	840,422
95,828	Oaktree Specialty Lending Corp, (3)	6.125%	N/R	2,453,197
51,445	State Street Corp	5.350%	Baa1	1,381,298
194,439	Stifel Financial Corp	6.250%	BB–	5,422,904
150,000	Stifel Financial Corp	6.250%	BB–	4,117,500
	Total Capital Markets			84,328,013

	Consumer Finance – 3.6%

246,346	Capital One Financial Corp	6.700%	Baa3	6,301,531
1,196,445	GMAC Capital Trust I, (3)	8.303%	B1	31,538,290
	Total Consumer Finance			37,839,821

	Diversified Financial Services – 1.8%

108,000	AgriBank FCB, (6)	6.875%	BBB+	11,664,000
284,100	Voya Financial Inc.	5.350%	BBB–	7,386,600
	Total Diversified Financial Services			19,050,600

	Diversified Telecommunication Services – 0.7%

284,914	Qwest Corp, (3)	6.875%	BBB–	7,293,798

	Food Products – 4.1%

407,011	CHS Inc., (3), (4)	7.875%	N/R	11,152,102
517,298	CHS Inc.	7.100%	N/R	13,982,565
513,940	CHS Inc., (4)	6.750%	N/R	13,521,761
23,000	Dairy Farmers of America Inc., 144A, (6)	7.875%	BB+	2,300,000
24,500	Dairy Farmers of America Inc., 144A, (6)	7.875%	BB+	2,450,000
	Total Food Products			43,406,428

	Insurance – 9.2%

302,283	Argo Group US Inc., (3)	6.500%	BBB–	7,789,833
388,349	Aspen Insurance Holdings Ltd, (4)	5.950%	BBB–	10,594,161
73,500	Aspen Insurance Holdings Ltd	5.625%	BBB–	1,854,405
549,900	Athene Holding Ltd	6.350%	BBB–	15,023,268
117,200	Axis Capital Holdings Ltd	5.500%	BBB	2,967,504
68,900	Delphi Financial Group Inc., (4), (6)	5.708%	BBB–	1,533,025
415,500	Enstar Group Ltd, (3)	7.000%	BB+	11,006,595
305,780	Hartford Financial Services Group Inc./The, (3)	7.875%	Baa2	8,754,481
219,645	Maiden Holdings North America Ltd	7.750%	N/R	4,849,762
76,400	National General Holdings Corp	7.500%	N/R	1,913,056
153,954	National General Holdings Corp	7.500%	N/R	3,767,254
88,895	National General Holdings Corp, (3)	7.625%	N/R	2,368,163
182,233	PartnerRe Ltd, (3)	7.250%	BBB	4,949,448
121,496	Reinsurance Group of America Inc., (3)	6.200%	BBB+	3,331,420
347,400	Reinsurance Group of America Inc., (3), (4)	5.750%	BBB+	9,727,200
220,272	Torchmark Corp, (3)	6.125%	BBB+	5,940,736
	Total Insurance			96,370,311

	Mortgage Real Estate Investment Trust – 0.5%

96,986	MFA Financial Inc.	8.000%	N/R	2,531,335
107,000	Wells Fargo Real Estate Investment Corp	6.375%	BBB	2,724,220
	Total Mortgage Real Estate Investment Trust			5,255,555

	Multi-Utilities – 0.7%

288,200	Algonquin Power & Utilities Corp, (3)	6.200%	BB+	7,723,760

	Oil, Gas & Consumable Fuels – 0.9%

80,400	NuStar Energy LP	8.500%	B1	1,938,444
35,850	NuStar Energy LP	7.625%	B1	765,398
240,017	NuStar Logistics LP, (4)	9.037%	B1	6,233,241
	Total Oil, Gas & Consumable Fuels			8,937,083

JPC	Nuveen Preferred & Income Opportunities Fund (continued)
Portfolio of Investments July 31, 2019

Shares	Description (1)	Coupon		Ratings (2)	Value

	Thrifts & Mortgage Finance – 1.2%

143,124	Federal Agricultural Mortgage Corp	6.000%		N/R	$3,794,217
319,095	New York Community Bancorp Inc., (4)	6.375%		Ba1	8,918,705
	Total Thrifts & Mortgage Finance				12,712,922

	Trading Companies & Distributors – 0.3%

99,200	Air Lease Corp	6.150%		BB+	2,669,472

	U.S. Agency – 2.2%

216,900	Farm Credit Bank of Texas, 144A, (3), (6)	6.750%		Baa1	23,262,525

	Wireless Telecommunication Services – 1.1%

415,473	United States Cellular Corp, (3)	7.250%		Ba1	11,142,986
	Total $25 Par (or similar) Retail Preferred (cost $445,380,649)				466,686,654

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONTINGENT CAPITAL SECURITIES – 25.6% (16.4% of Total Investments) (7)

	Banks – 21.5%

$4,115	Australia & New Zealand Banking Group Ltd/United Kingdom, 144A	6.750%	N/A (5)	Baa2	$4,536,788
12,735	Banco Bilbao Vizcaya Argentaria SA	6.125%	N/A (5)	Ba2	12,018,656
2,310	Banco Mercantil del Norte SA/Grand Cayman, 144A	7.625%	N/A (5)	BB	2,364,285
5,200	Banco Santander SA, Reg S	7.500%	N/A (5)	Ba1	5,538,000
8,625	Barclays PLC, (4)	7.750%	N/A (5)	BB+	8,786,719
10,415	Barclays PLC, Reg S	7.875%	N/A (5)	BB+	10,831,600
2,400	BNP Paribas SA, 144A	6.625%	N/A (5)	BBB–	2,502,000
12,435	BNP Paribas SA, 144A, (4)	7.375%	N/A (5)	BBB–	13,771,762
1,640	BNP Paribas SA, 144A	6.750%	N/A (5)	BBB–	1,713,800
9,410	Credit Agricole SA, 144A, (4)	7.875%	N/A (5)	BBB–	10,386,287
16,590	Credit Agricole SA, 144A, (4)	8.125%	N/A (5)	BBB–	19,223,662
5,515	HSBC Holdings PLC	6.375%	N/A (5)	BBB	5,807,295
3,890	HSBC Holdings PLC	6.375%	N/A (5)	BBB	4,044,122
5,595	ING Groep NV	6.500%	N/A (5)	BBB–	5,843,977
2,200	ING Groep NV, Reg S	6.875%	N/A (5)	BBB–	2,310,044
3,450	ING Groep NV, Reg S	6.750%	N/A (5)	BBB–	3,593,499
7,240	Intesa Sanpaolo SpA, 144A	7.700%	N/A (5)	BB–	7,212,850
1,710	Lloyds Banking Group PLC	7.500%	N/A (5)	Baa3	1,790,370
20,885	Lloyds Banking Group PLC	7.500%	N/A (5)	Baa3	21,890,613
3,845	Nordea Bank Abp, 144A	6.625%	N/A (5)	BBB	4,100,693
9,040	Royal Bank of Scotland Group PLC	8.000%	N/A (5)	BB+	9,684,100
7,500	Royal Bank of Scotland Group PLC	8.625%	N/A (5)	BB+	7,978,125
3,046	Societe Generale SA, 144A	6.750%	N/A (5)	BB+	3,042,193
2,180	Societe Generale SA, 144A	7.375%	N/A (5)	BB+	2,269,925
3,250	Societe Generale SA, 144A	8.000%	N/A (5)	BB+	3,611,563
8,526	Societe Generale SA, 144A, (4)	7.875%	N/A (5)	BB+	9,122,820
5,970	Standard Chartered PLC, 144A	7.500%	N/A (5)	Ba1	6,325,215
7,860	Standard Chartered PLC, 144A	7.750%	N/A (5)	Ba1	8,449,500
18,880	UBS Group Funding Switzerland AG, Reg S	7.000%	N/A (5)	BBB–	20,744,400
6,160	UniCredit SpA, Reg S	8.000%	N/A (5)	B+	6,188,028
212,617	Total Banks				225,682,891

	Capital Markets – 4.1%

8,180	Credit Suisse Group AG, 144A	7.500%	N/A (5)	BB	8,691,250
8,714	Credit Suisse Group AG, 144A	7.250%	N/A (5)	BB	9,323,980
11,470	Credit Suisse Group AG, 144A, (4)	7.500%	N/A (5)	BB	12,651,410
3,350	Macquarie Bank Ltd/London, 144A	6.125%	N/A (5)	Ba1	3,331,173
5,195	UBS Group Funding Switzerland AG, Reg S	6.875%	N/A (5)	BBB–	5,526,451
3,010	UBS Group Funding Switzerland AG, 144A	7.000%	N/A (5)	BBB–	3,175,550
39,919	Total Capital Markets				42,699,814
$252,536	Total Contingent Capital Securities (cost $264,573,358)				268,382,705

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 5.1% (3.3% of Total Investments)

	Automobiles – 0.3%

$2,825	Ford Motor Co, (3)	7.450%	7/16/31	BBB	$3,309,513

	Capital Markets – 0.4%

3,960	Donnelley Financial Solutions Inc., (3)	8.250%	10/15/24	B	4,118,400

	Chemicals – 0.5%

4,675	CVR Partners LP / CVR Nitrogen Finance Corp, 144A, (3)	9.250%	6/15/23	B+	4,862,000

	Consumer Finance – 1.0%

10,425	Navient Corp, (3)	8.000%	3/25/20	BB	10,750,781

	Media – 1.3%

3,375	Altice Financing SA, 144A, (3)	7.500%	5/15/26	B+	3,535,313
3,650	DISH DBS Corp, (3)	7.750%	7/01/26	B1	3,558,750
4,725	Viacom Inc., (3)	6.875%	4/30/36	BBB	6,002,607
	Total Media				13,096,670

	Oil, Gas & Consumable Fuels – 0.7%

7,600	Enviva Partners LP / Enviva Partners Finance Corp, (3)	8.500%	11/01/21	BB–	7,837,500

	Semiconductors & Semiconductor Equipment – 0.4%

3,525	Amkor Technology Inc., 144A, (3)	6.625%	9/15/27	BB	3,692,438

	Specialty Retail – 0.5%

6,450	L Brands Inc., (3)	6.875%	11/01/35	Ba1	5,740,500
	Total Corporate Bonds (cost $53,272,733)				53,407,802

Shares	Description (1)	Coupon		Ratings (2)	Value

	CONVERTIBLE PREFERRED SECURITIES – 2.5% (1.6% of Total Investments)

	Electric Utilities – 1.2%

185,100	NextEra Energy Inc.	6.123%		BBB	$12,229,557

	Multi-Utilities – 1.3%

37,900	CenterPoint Energy Inc.	7.000%		N/R	1,937,069

105,500	Sempra Energy	6.750%		N/R	11,757,975
	Total Multi-Utilities				13,695,044
	Total Convertible Preferred Securities (cost $23,411,453)				25,924,601

Shares	Description (1)				Value

	COMMON STOCKS – 0.3% (0.2% of Total Investments)

	Capital Markets – 0.3%

184,035	Ares Capital Corp, (4)				$3,417,530
	Total Common Stocks (cost $3,036,663)				3,417,530
	Total Long-Term Investments (cost $1,559,477,490)				1,615,214,403

JPC	Nuveen Preferred & Income Opportunities Fund (continued)
Portfolio of Investments July 31, 2019

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.7% (1.1% of Total Investments)

	REPURCHASE AGREEMENTS – 1.7% (1.1% of Total Investments)

$18,309	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/19, repurchase price $18,310,048, collateralized by $18,930,000 U.S. Treasury Notes, 1.125%, due 6/30/21, value $18,681,582	1.200%	8/01/19	$18,309,438
	Total Short-Term Investments (cost $18,309,438)			18,309,438
	Total Investments (cost $1,577,786,928) – 155.9%			1,633,523,841
	Borrowings – (43.4)% (8), (9)			(455,000,000)
	Reverse Repurchase Agreements – (12.9)% (10)			(135,000,000)
	Other Assets Less Liabilities – 0.4% (11)			4,401,468
	Net Assets Applicable to Common Shares – 100%			$1,047,925,309

Investments in Derivatives

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (12)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, LLC	$277,500,000	Receive	1-Month LIBOR	1.994%	Monthly	6/01/18	7/01/25	7/01/27	$(7,612,960)	$(7,612,960)
Morgan Stanley Capital Services, LLC	48,000,000	Receive	1-Month LIBOR	2.364%	Monthly	7/01/19	7/01/26	7/01/28	(2,696,851)	(2,696,851)
Total	$325,500,000								$(10,309,811)	$(10,309,811)
Total unrealized depreciation on interest rate swaps										$(10,309,811)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)

Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements. As of the end of the reporting period, investments with a value of $310,275,786 have been pledged as collateral for reverse repurchase agreements.

(4)

Investment, or portion of investment, is hypothecated as described in Notes to Financial Statements, Note 8 – Fund Leverage, Rehypothecation. The total value of investments hypothecated as of the end of the reporting period was $369,380,665.

(5)	Perpetual security. Maturity date is not applicable.

(6)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(7)

Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(8)	Borrowings as a percentage of Total Investments is 27.9%.

(9)

The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $981,132,085 have been pledged as collateral for borrowings.

(10)	Reverse Repurchase Agreements as a percentage of Total Investments is 8.3%.

(11)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(12)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

LIBOR	London Inter-Bank Offered Rate

See accompanying notes to financial statements.

JPI	Nuveen Preferred and Income Term Fund Portfolio of Investments July 31, 2019

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 147.5% (100.0% Total Investments)

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 69.6% (47.2% of Total Investments)

	Automobiles – 1.7%

$10,303	General Motors Financial Co Inc., (3)	5.750%	N/A (4)	BB+	$9,607,548

	Banks – 28.1%

7,365	Bank of America Corp, (3)	6.300%	N/A (4)	BBB–	8,248,800
3,560	Bank of America Corp	6.100%	N/A (4)	BBB–	3,885,028
1,210	Bank of America Corp	6.250%	N/A (4)	BBB–	1,320,304
7,165	Bank of America Corp	6.500%	N/A (4)	BBB–	7,972,854
3,305	Barclays Bank PLC, 144A	10.179%	6/12/21	A–	3,723,105
12,475	BB&T Corp	4.800%	N/A (4)	Baa1	12,381,437
3,775	BNP Paribas SA, 144A	7.195%	N/A (4)	BBB	4,135,965
2,645	CIT Group Inc.	5.800%	N/A (4)	Ba3	2,691,288
9,209	Citigroup Inc., (3), (5)	5.950%	N/A (4)	BB+	9,819,096
2,000	Citigroup Inc.	6.300%	N/A (4)	BB+	2,117,500
5,205	Citigroup Inc.	6.250%	N/A (4)	BB+	5,810,081
5,620	Citigroup Inc.	6.125%	N/A (4)	Ba1	5,801,526
3,610	Citizens Financial Group Inc.	5.500%	N/A (4)	BB+	3,637,075
3,065	Commerzbank AG, 144A, (5)	8.125%	9/19/23	BBB	3,546,491
1,230	First Union Capital II, (5)	7.950%	11/15/29	Baa1	1,660,189
2,396	HSBC Capital Funding Dollar 1 LP, 144A	10.176%	N/A (4)	BBB+	3,835,086
1,116	JPMorgan Chase & Co	5.736%	N/A (4)	Baa2	1,121,580
4,085	JPMorgan Chase & Co	5.300%	N/A (4)	Baa2	4,125,850
7,070	JPMorgan Chase & Co	5.000%	N/A (4)	Baa2	7,151,305
1,130	JPMorgan Chase & Co	6.100%	N/A (4)	Baa2	1,206,275
17,314	JPMorgan Chase & Co	6.750%	N/A (4)	Baa2	19,204,602
2,430	KeyCorp	5.000%	N/A (4)	Baa3	2,454,300
1,905	Lloyds Bank PLC, 144A	12.000%	N/A (4)	Baa3	2,321,665
1,570	M&T Bank Corp	6.450%	N/A (4)	Baa2	1,703,450
2,800	M&T Bank Corp, (3)	5.125%	N/A (4)	Baa2	2,898,000
2,770	PNC Financial Services Group Inc./The	6.750%	N/A (4)	Baa2	2,957,945
3,168	PNC Financial Services Group Inc./The	5.000%	N/A (4)	Baa2	3,231,360
3,071	Royal Bank of Scotland Group PLC	7.648%	N/A (4)	BBB–	4,053,720
2,980	SunTrust Banks Inc.	5.050%	N/A (4)	Baa3	2,994,900
3,795	Wachovia Capital Trust III, (3)	5.570%	N/A (4)	Baa2	3,808,282
2,046	Wells Fargo & Co, (5)	6.180%	N/A (4)	Baa2	2,058,788
2,256	Wells Fargo & Co	5.900%	N/A (4)	Baa2	2,394,180
12,508	Wells Fargo & Co, (3)	5.875%	N/A (4)	Baa2	13,696,260
	Total Banks				157,968,287

	Capital Markets – 3.1%

5,267	Goldman Sachs Group Inc./The, (3)	5.300%	N/A (4)	Ba1	5,534,037
6,540	Goldman Sachs Group Inc./The	5.375%	N/A (4)	Ba1	6,600,822
4,743	Goldman Sachs Group Inc./The	5.500%	N/A (4)	Ba1	4,897,147
600	State Street Corp	5.250%	N/A (4)	Baa1	613,224
	Total Capital Markets				17,645,230

	Commercial Services & Supplies – 1.8%

6,195	AerCap Global Aviation Trust, 144A, (5)	6.500%	6/15/45	Ba1	6,566,700
5,092	ILFC E-Capital Trust II, 144A, (5)	4.340%	12/21/65	Ba1	3,640,780
	Total Commercial Services & Supplies				10,207,480

	Consumer Finance – 2.2%

1,590	American Express Co, (3)	4.900%	N/A (4)	Baa2	1,599,079
2,320	American Express Co	5.200%	N/A (4)	Baa2	2,330,162
4,450	Capital One Financial Corp, (3)	5.550%	N/A (4)	Baa3	4,505,625
4,135	Discover Financial Services	5.500%	N/A (4)	Ba2	4,105,476
	Total Consumer Finance				12,540,342

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Diversified Financial Services – 3.2%

765	Citigroup Inc.	5.950%	N/A (4)	BB+	$804,069
14	Compeer Financial ACA, 144A	6.750%	N/A (4)	BB+	14,179,500
2,817	Voya Financial Inc., (5)	6.125%	N/A (4)	BBB–	3,000,105
	Total Diversified Financial Services				17,983,674

	Electric Utilities – 2.5%

1,240	AES Gener SA, 144A	7.125%	3/26/79	BB	1,339,200
2,370	Electricite de France SA, 144A	5.250%	N/A (4)	BBB	2,423,325
9,525	Emera Inc., (5)	6.750%	6/15/76	BBB–	10,358,437
	Total Electric Utilities				14,120,962

	Equity Real Estate Investment Trust – 2.4%

12	Sovereign Real Estate Investment Trust, 144A	12.000%	N/A (4)	BB+	13,404,820

	Food Products – 4.2%

2,360	Dairy Farmers of America Inc., 144A	7.125%	N/A (4)	BB+	2,218,400
11,020	Land O’ Lakes Inc., 144A, (3)	8.000%	N/A (4)	BB	11,323,050
6,993	Land O’ Lakes Inc., 144A, (3)	7.000%	N/A (4)	BB	6,634,609
3,275	Land O’ Lakes Inc., 144A	7.250%	N/A (4)	BB	3,144,000
	Total Food Products				23,320,059

	Industrial Conglomerates – 3.7%

21,462	General Electric Co, (3)	5.000%	N/A (4)	BBB–	20,791,312

	Insurance – 13.3%

2,420	Aegon NV, (5)	5.500%	4/11/48	Baa1	2,571,250
4,315	American International Group Inc., (5)	5.750%	4/01/48	Baa2	4,512,238
7,950	Assurant Inc., (5)	7.000%	3/27/48	BB+	8,526,375
21,160	Assured Guaranty Municipal Holdings Inc., 144A, (5)	6.400%	12/15/66	BBB+	21,160,000
5,030	MetLife Inc., 144A, (5)	9.250%	4/08/38	BBB	7,117,450
1,740	MetLife Inc., (5)	5.875%	N/A (4)	BBB	1,857,450
1,220	MetLife Inc.	5.250%	N/A (4)	BBB	1,232,200
7,399	Provident Financing Trust I, (5)	7.405%	3/15/38	Baa3	8,323,875
12,260	QBE Insurance Group Ltd, 144A, (3), (5)	7.500%	11/24/43	Baa1	13,608,600
2,650	QBE Insurance Group Ltd, Reg S	6.750%	12/02/44	BBB	2,901,750
2,400	Swiss Re Finance Luxembourg SA, 144A	5.000%	4/02/49	A	2,594,813
	Total Insurance				74,406,001

	Metals & Mining – 0.7%

2,290	BHP Billiton Finance USA Ltd, 144A, (5)	6.250%	10/19/75	BBB+	2,382,745
1,395	BHP Billiton Finance USA Ltd, 144A, (5)	6.750%	10/19/75	BBB+	1,621,688
	Total Metals & Mining				4,004,433

	Multi-Utilities – 1.4%

4,720	CenterPoint Energy Inc., (3)	6.125%	N/A (4)	BBB–	4,921,544
2,815	NiSource Inc.	5.650%	N/A (4)	BBB–	2,800,418
	Total Multi-Utilities				7,721,962

	Real Estate Management & Development – 0.2%

1,500	USB Realty Corp, 144A	3.450%	N/A (4)	A3	1,290,000

	U.S. Agency – 0.4%

1,180	Farm Credit Bank of Texas, 144A	6.200%	N/A (4)	BBB	1,230,505
1	Farm Credit Bank of Texas	10.000%	N/A (4)	Baa1	819,680
	Total U.S. Agency				2,050,185

	Wireless Telecommunication Services – 0.7%

3,555	Vodafone Group PLC	7.000%	4/04/79	BBB–	3,894,947
	Total $1,000 Par (or similar) Institutional Preferred (cost $373,931,444)				390,957,242

JPI	Nuveen Preferred and Income Term Fund (continued)
Portfolio of Investments July 31, 2019

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONTINGENT CAPITAL SECURITIES – 44.1% (29.8% of Total Investments) (7)

	Banks – 36.9%

$3,750	Australia & New Zealand Banking Group Ltd/United Kingdom, 144A	6.750%	N/A (4)	Baa2	$4,134,375
11,790	Banco Bilbao Vizcaya Argentaria SA	6.125%	N/A (4)	Ba2	11,126,812
2,140	Banco Mercantil del Norte SA/Grand Cayman, 144A	7.625%	N/A (4)	BB	2,190,290
4,800	Banco Santander SA, Reg S	7.500%	N/A (4)	Ba1	5,112,000
7,950	Barclays PLC, (3)	7.750%	N/A (4)	BB+	8,099,063
9,580	Barclays PLC, Reg S	7.875%	N/A (4)	BB+	9,963,200
2,205	BNP Paribas SA, 144A	6.625%	N/A (4)	BBB–	2,298,713
11,445	BNP Paribas SA, 144A	7.375%	N/A (4)	BBB–	12,675,337
1,495	BNP Paribas SA, 144A	6.750%	N/A (4)	BBB–	1,562,275
8,635	Credit Agricole SA, 144A	7.875%	N/A (4)	BBB–	9,530,881
15,169	Credit Agricole SA, 144A	8.125%	N/A (4)	BBB–	17,577,079
4,986	HSBC Holdings PLC	6.375%	N/A (4)	BBB	5,250,258
3,460	HSBC Holdings PLC	6.375%	N/A (4)	BBB	3,597,085
5,340	ING Groep NV	6.500%	N/A (4)	BBB–	5,577,630
2,174	ING Groep NV, Reg S	6.875%	N/A (4)	BBB–	2,282,743
3,225	ING Groep NV, Reg S	6.750%	N/A (4)	BBB–	3,359,141
6,644	Intesa Sanpaolo SpA, 144A, (5)	7.700%	N/A (4)	BB–	6,619,085
1,565	Lloyds Banking Group PLC	7.500%	N/A (4)	Baa3	1,638,555
19,185	Lloyds Banking Group PLC, (5)	7.500%	N/A (4)	Baa3	20,108,758
3,335	Nordea Bank Abp, 144A	6.625%	N/A (4)	BBB	3,556,778
8,505	Royal Bank of Scotland Group PLC	8.000%	N/A (4)	BB+	9,110,981
6,875	Royal Bank of Scotland Group PLC	8.625%	N/A (4)	BB+	7,313,281
2,873	Societe Generale SA, 144A	6.750%	N/A (4)	BB+	2,869,409
2,495	Societe Generale SA, 144A	7.375%	N/A (4)	BB+	2,597,919
2,985	Societe Generale SA, 144A	8.000%	N/A (4)	BB+	3,317,081
7,553	Societe Generale SA, 144A	7.875%	N/A (4)	BB+	8,081,710
5,470	Standard Chartered PLC, 144A	7.500%	N/A (4)	Ba1	5,795,465
7,400	Standard Chartered PLC, 144A	7.750%	N/A (4)	Ba1	7,955,000
16,727	UBS Group Funding Switzerland AG, Reg S	7.000%	N/A (4)	BBB–	18,378,791
5,580	UniCredit SpA, Reg S	8.000%	N/A (4)	B+	5,605,389
195,336	Total Banks				207,285,084

	Capital Markets – 7.2%

7,525	Credit Suisse Group AG, 144A, (5)	7.500%	N/A (4)	BB	7,995,312
8,021	Credit Suisse Group AG, 144A, (3)	7.250%	N/A (4)	BB	8,582,470
10,537	Credit Suisse Group AG, 144A, (3)	7.500%	N/A (4)	BB	11,622,311
3,050	Macquarie Bank Ltd/London, 144A	6.125%	N/A (4)	Ba1	3,032,859
4,515	UBS Group Funding Switzerland AG, Reg S	6.875%	N/A (4)	BBB–	4,803,066
3,735	UBS Group Funding Switzerland AG, 144A, (5)	7.000%	N/A (4)	BBB–	3,940,425
37,383	Total Capital Markets				39,976,443
$232,719	Total Contingent Capital Securities (cost $240,706,735)				247,261,527

Shares	Description (1)	Coupon		Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 33.8% (22.9% of Total Investments)

	Banks – 8.1%

32,689	Citigroup Inc.	7.125%		BB+	$928,695
162,500	CoBank ACB, (6)	6.250%		BBB+	17,103,125
62,728	CoBank ACB, (3), (6)	6.200%		BBB+	6,633,486
149,726	Fifth Third Bancorp, (3)	6.625%		Baa3	4,217,782
154,612	Huntington Bancshares Inc./OH, (3)	6.250%		Baa3	4,075,572
54,100	KeyCorp	6.125%		Baa3	1,574,310
207,078	Regions Financial Corp, (3)	6.375%		BB+	5,860,307
80,200	Regions Financial Corp	5.700%		BB+	2,160,588
117,500	Synovus Financial Corp	5.875%		BB–	3,036,200
	Total Banks				45,590,065

	Capital Markets – 4.2%

54,600	Goldman Sachs Group Inc./The	5.500%		Ba1	1,423,422
160,656	Morgan Stanley, (3)	7.125%		BB+	4,577,089
227,700	Morgan Stanley, (3)	6.875%		BB+	6,368,769
166,900	Morgan Stanley, (3)	5.850%		BB+	4,584,743

Shares	Description (1)	Coupon	Ratings (2)	Value

	Capital Markets (continued)

164,900	Morgan Stanley	6.375%	BB+	$4,594,114
30,801	Northern Trust Corp	5.850%	BBB+	779,881
46,250	State Street Corp	5.350%	Baa1	1,241,813
	Total Capital Markets			23,569,831

	Consumer Finance – 0.9%

185,926	GMAC Capital Trust I, (5)	8.303%	B1	4,901,009

	Diversified Financial Services – 3.1%

98,900	AgriBank FCB, (6)	6.875%	BBB+	10,681,200
261,100	Voya Financial Inc.	5.350%	BBB–	6,788,600
	Total Diversified Financial Services			17,469,800

	Food Products – 3.4%

185,400	CHS Inc., (3)	7.875%	N/R	5,079,960
166,429	CHS Inc.	7.100%	N/R	4,498,576
187,941	CHS Inc., (3)	6.750%	N/R	4,944,728
24,000	Dairy Farmers of America Inc., 144A, (6)	7.875%	BB+	2,400,000
20,500	Dairy Farmers of America Inc., (6)	7.875%	BB+	2,050,000
	Total Food Products			18,973,264

	Insurance – 6.2%

356,568	Aspen Insurance Holdings Ltd, (3)	5.950%	BBB–	9,727,175
62,000	Aspen Insurance Holdings Ltd	5.625%	BBB–	1,564,260
150,200	Athene Holding Ltd	6.350%	BBB–	4,103,464
108,900	Axis Capital Holdings Ltd, (3)	5.500%	BBB	2,757,348
70,700	Delphi Financial Group Inc., (5), (6)	5.708%	BBB–	1,573,075
119,500	Enstar Group Ltd, (5)	7.000%	BB+	3,165,555
200,629	Maiden Holdings North America Ltd, (5)	7.750%	N/R	4,429,888
200,600	Reinsurance Group of America Inc., (3), (5)	5.750%	BBB+	5,616,800
65,400	Torchmark Corp	6.125%	BBB+	1,763,838
	Total Insurance			34,701,403

	Mortgage Real Estate Investment Trust – 0.5%

114,600	Wells Fargo Real Estate Investment Corp, (3)	6.375%	BBB	2,917,716

	Oil, Gas & Consumable Fuels – 1.5%

84,700	NuStar Energy LP	8.500%	B1	2,042,117
40,000	NuStar Energy LP	7.625%	B1	854,000
206,369	NuStar Logistics LP, (5)	9.037%	B1	5,359,403
	Total Oil, Gas & Consumable Fuels			8,255,520

	Thrifts & Mortgage Finance – 2.1%

142,108	Federal Agricultural Mortgage Corp	6.000%	N/R	3,767,283
293,887	New York Community Bancorp Inc., (3)	6.375%	Ba1	8,214,142
	Total Thrifts & Mortgage Finance			11,981,425

	Trading Companies & Distributors – 0.4%

90,700	Air Lease Corp, (5)	6.150%	BB+	2,440,737

	U.S. Agency – 3.4%

177,100	Farm Credit Bank of Texas, 144A, (5), (6)	6.750%	Baa1	18,993,975
	Total $25 Par (or similar) Retail Preferred (cost $180,299,884)			189,794,745
	Total Long-Term Investments (cost $794,938,062)			828,013,514
	Borrowings – (37.4)% (8), (9)			(210,000,000)
	Reverse Repurchase Agreements – (10.7)% (10)			(60,000,000)
	Other Assets Less Liabilities – 0.6% (11)			3,509,461
	Net Assets Applicable to Common Shares – 100%			$561,522,975

JPI	Nuveen Preferred and Income Term Fund (continued)
Portfolio of Investments July 31, 2019

Investments in Derivatives

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (12)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, LLC	$112,000,000	Receive	1-Month LIBOR	1.928%	Monthly	6/01/18	3/01/23	3/01/24	$(1,518,879)	$(1,518,879)
Morgan Stanley Capital Services, LLC	45,000,000	Receive	1-Month LIBOR	2.333%	Monthly	7/01/19	10/01/23	7/01/24	(1,454,017)	(1,454,017)
Total	$157,000,000								$(2,972,896)	$(2,972,896)
Total unrealized depreciation on interest rate swaps										$(2,972,896)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)

Investment, or portion of investment, is hypothecated as described in Notes to Financial Statements, Note 8 – Fund Leverage, Rehypothecation. The total value of investments hypothecated as of the end of the reporting period was $185,124,950.

(4)	Perpetual security. Maturity date is not applicable.

(5)

Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements. As of the end of the reporting period, investments with a value of $128,073,391 have been pledged as collateral for reverse repurchase agreements.

(6)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(7)

Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(8)	Borrowings as a percentage of Total Investments is 25.4%.

(9)

The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $501,222,168 have been pledged as collateral for borrowings.

(10)	Reverse Repurchase Agreements as a percentage of Total Investments is 7.2%.

(11)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(12)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

LIBOR	London Inter-Bank Offered Rate

See accompanying notes to financial statements.

JPS	Nuveen Preferred & Income Securities Fund Portfolio of Investments July 31, 2019

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 153.3% (99.3% of Total Investments)

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 71.9% (46.5% of Total Investments)

	Automobiles – 0.1%

$1,000	General Motors Financial Co Inc., (3)	5.750%	N/A (4)	BB+	$932,500

	Banks – 27.2%

17,000	Bank of America Corp, (3)	6.300%	N/A (4)	BBB–	19,040,000
12,300	Bank of America Corp, (3)	6.100%	N/A (4)	BBB–	13,422,990
19,300	Bank of America Corp	6.500%	N/A (4)	BBB–	21,476,075
42,000	BB&T Corp	4.800%	N/A (4)	Baa1	41,685,000
8,500	Citigroup Inc.	5.950%	N/A (4)	BB+	9,063,125
7,000	Citigroup Inc.	6.250%	N/A (4)	BB+	7,813,750
48,000	Citigroup Inc., (5)	6.125%	N/A (4)	Ba1	49,550,400
24,389	Citizens Financial Group Inc.	5.500%	N/A (4)	BB+	24,571,918
1,000	Citizens Financial Group Inc., (5)	6.375%	N/A (4)	BB+	1,036,460
18,000	CoBank ACB	6.250%	N/A (4)	BBB+	19,350,000
1,250	DNB Bank ASA	2.813%	2/18/68	Baa2	759,375
1,250	DNB Bank ASA	2.837%	2/24/68	Baa2	759,375
25,580	First Union Capital II, (3), (5)	7.950%	11/15/29	Baa1	34,526,523
30,000	HSBC Capital Funding Dollar 1 LP, 144A, (3)	10.176%	N/A (4)	BBB+	48,018,600
3,600	JPMorgan Chase & Co	8.750%	9/01/30	Baa1	5,115,385
18,100	JPMorgan Chase & Co	5.736%	N/A (4)	Baa2	18,190,500
4,900	JPMorgan Chase & Co	5.300%	N/A (4)	Baa2	4,949,000
10,000	JPMorgan Chase & Co, (5)	6.100%	N/A (4)	Baa2	10,675,000
54,000	JPMorgan Chase & Co	6.750%	N/A (4)	Baa2	59,896,530
8,000	KeyCorp Capital III	7.750%	7/15/29	Baa2	10,098,521
12,000	Lloyds Bank PLC, 144A, (5)	12.000%	N/A (4)	Baa3	14,624,664
20,900	Lloyds Bank PLC, Reg S	12.000%	6/16/68	Baa3	25,453,776
2,450	Lloyds Banking Group PLC, 144A	6.657%	N/A (4)	Baa3	2,587,813
9	M&T Bank Corp, (5)	6.375%	N/A (4)	Baa1	9,145,500
28,700	PNC Financial Services Group Inc./The	6.750%	N/A (4)	Baa2	30,647,295
25,000	Standard Chartered PLC, 144A	7.014%	N/A (4)	Ba1	28,281,250
31,278	Wells Fargo & Co, (3)	6.180%	N/A (4)	Baa2	31,473,487
3,000	Wells Fargo & Co, (3)	5.875%	N/A (4)	Baa2	3,285,000
	Total Banks				545,497,312

	Capital Markets – 3.2%

12,100	Bank of New York Mellon Corp/The	4.950%	N/A (4)	Baa1	12,205,875
18,700	Charles Schwab Corp/The	7.000%	N/A (4)	BBB	20,601,977
5,000	Goldman Sachs Group Inc./The	5.375%	N/A (4)	Ba1	5,046,500
2,558	Goldman Sachs Group Inc./The	6.429%	N/A (4)	Ba1	2,564,395
6,000	Goldman Sachs Group Inc./The	5.500%	N/A (4)	Ba1	6,195,000
5,900	Morgan Stanley	5.550%	N/A (4)	BB+	5,974,340
10,000	State Street Corp	3.410%	6/15/47	A3	7,750,000
2,600	State Street Corp	5.250%	N/A (4)	Baa1	2,657,304
	Total Capital Markets				62,995,391

	Consumer Finance – 0.9%

16,987	Capital One Financial Corp	5.550%	N/A (4)	Baa3	17,199,338

	Diversified Financial Services – 2.5%

2,861	Bank of America Corp, (5)	8.050%	6/15/27	Baa2	3,608,184
9,250	Citigroup Inc.	5.950%	N/A (4)	BB+	9,722,397
6,000	JP Morgan Chase & Company	6.000%	N/A (4)	Baa2	6,315,000
24,440	Voya Financial Inc., (5)	5.650%	5/15/53	BBB–	25,780,778
5,000	Voya Financial Inc.	6.125%	N/A (4)	BBB–	5,325,000
	Total Diversified Financial Services				50,751,359

JPS	Nuveen Preferred & Income Securities Fund (continued)
Portfolio of Investments July 31, 2019

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Electric Utilities – 3.2%

27,955	Emera Inc., (3), (5)	6.750%	6/15/76	BBB–	$30,401,063
1,000	NextEra Energy Capital Holdings Inc., (5)	4.386%	10/01/66	BBB	825,000
11,450	NextEra Energy Capital Holdings Inc.	4.535%	6/15/67	BBB	9,692,965
1,600	NextEra Energy Capital Holdings Inc.	4.800%	12/01/77	BBB	1,577,230
23,482	PPL Capital Funding Inc., (5)	4.995%	3/30/67	BBB	21,286,433
	Total Electric Utilities				63,782,691

	Food Products – 0.3%

6,705	Dairy Farmers of America Inc., 144A, (5)	7.125%	N/A (4)	BB+	6,302,700

	Insurance – 27.1%

3,598	ACE Capital Trust II	9.700%	4/01/30	BBB+	5,217,100
9,800	AIG Life Holdings Inc., (5)	8.500%	7/01/30	Baa2	12,532,107
4,400	Allstate Corp/The, (5)	5.750%	8/15/53	Baa1	4,664,000
1,200	Allstate Corp/The	6.500%	5/15/57	Baa1	1,392,804
15,000	American International Group Inc., (5)	5.750%	4/01/48	Baa2	15,685,650
13,605	American International Group Inc., (5)	8.175%	5/15/58	Baa2	18,223,897
2,299	Aon Corp, (5)	8.205%	1/01/27	BBB	2,827,770
6,210	Argentum Netherlands BV for Swiss Re Ltd, Reg S	5.750%	8/15/50	BBB+	6,722,325
2,100	Argentum Netherlands BV for Swiss Re Ltd, Reg S	5.625%	8/15/52	BBB+	2,264,130
16,550	AXA SA, (5)	8.600%	12/15/30	A3	23,774,511
17,819	AXA SA, 144A, (3)	6.379%	N/A (4)	Baa1	20,536,397
900	AXA SA, Reg S	5.500%	7/22/68	A3	904,320
32,854	Catlin Insurance Co Ltd, 144A	5.278%	N/A (4)	A–	32,854,000
14,550	Cloverie PLC for Zurich Insurance Co Ltd, Reg S	5.625%	6/24/46	A	16,073,239
1,200	Everest Reinsurance Holdings Inc., (5)	4.903%	5/15/37	BBB	1,102,500
8,100	Great-West Life & Annuity Insurance Capital LP, 144A	6.625%	11/15/34	A–	9,477,678
31,821	Hartford Financial Services Group Inc./The, 144A, (5)	4.643%	2/12/47	BBB–	27,525,165
31,200	Legal & General Group PLC, Reg S	5.250%	3/21/47	A3	32,139,744
30,860	Liberty Mutual Group Inc., 144A	7.800%	3/15/37	Baa3	38,883,600
3,277	Lincoln National Corp, (5)	4.883%	5/17/66	BBB	2,719,910
10,390	Lincoln National Corp, (5)	4.318%	4/20/67	BBB	8,540,164
6,800	Meiji Yasuda Life Insurance Co, 144A, (5)	5.100%	4/26/48	A3	7,420,500
29,600	MetLife Capital Trust IV, 144A, (3), (5)	7.875%	12/15/37	BBB	37,984,792
36,531	MetLife Inc., 144A	9.250%	4/08/38	BBB	51,691,365
3,000	MetLife Inc., (5)	10.750%	8/01/39	BBB	4,815,000
4,652	MetLife Inc.	5.250%	N/A (4)	BBB	4,698,520
15,000	Mitsui Sumitomo Insurance Co Ltd, 144A	4.950%	9/06/67	A–	16,200,000
41,904	Nationwide Financial Services Inc., (3)	6.750%	5/15/37	Baa2	46,932,480
6,243	Oil Insurance Ltd, 144A	5.301%	N/A (4)	BBB+	6,062,239
3,890	Progressive Corp/The	5.375%	N/A (4)	BBB+	4,011,563
6,225	Prudential Financial Inc., (5)	5.875%	9/15/42	BBB+	6,653,093
27,180	Prudential Financial Inc., (5)	5.625%	6/15/43	BBB+	29,080,154
6,000	Prudential Financial Inc.	5.700%	9/15/48	BBB+	6,513,960
19,800	Prudential PLC, Reg S	6.500%	10/20/48	A3	22,349,250
8,700	Willow No 2 Ireland PLC for Zurich Insurance Co Ltd, Reg S	4.250%	10/01/45	A	8,965,176
5,405	XLIT Ltd	4.761%	N/A (4)	BBB+	5,407,703
	Total Insurance				542,846,806

	Metals & Mining – 1.2%

21,315	BHP Billiton Finance USA Ltd, 144A, (5)	6.750%	10/19/75	BBB+	24,778,688

	Multi-Utilities – 0.2%

2,000	NiSource Inc.	5.650%	N/A (4)	BBB–	1,989,640
3,000	WEC Energy Group Inc., (5)	4.631%	5/15/67	BBB	2,505,720
	Total Multi-Utilities				4,495,360

	Oil, Gas & Consumable Fuels – 1.3%

8,200	Enbridge Inc., (5)	6.250%	3/01/78	BBB–	8,533,822
3,000	Enterprise Products Operating LLC, (5)	5.250%	8/16/77	Baa2	2,960,880
14,530	Transcanada Trust, (5)	5.875%	8/15/76	BBB	15,238,773
	Total Oil, Gas & Consumable Fuels				26,733,475

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Road & Rail – 1.4%

25,485	BNSF Funding Trust I, (3)	6.613%	12/15/55	A	$28,002,536

	U.S. Agency – 0.2%

4,000	Farm Credit Bank of Texas, 144A	6.200%	N/A (4)	BBB	4,171,202

	Wireless Telecommunication Services – 3.1%

59	Centaur Funding Corp, 144A, (5)	9.080%	4/21/20	BBB–	61,968,590
	Total $1,000 Par (or similar) Institutional Preferred (cost $1,332,996,381)				1,440,457,948

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONTINGENT CAPITAL SECURITIES – 61.6% (39.9% of Total Investments) (7)

	Banks – 50.4%

$46,739	Australia & New Zealand Banking Group Ltd/United Kingdom, 144A, (3)	6.750%	N/A (4)	Baa2	$51,529,747
5,000	Banco Santander SA, Reg S	7.500%	N/A (4)	Ba1	5,325,000
7,000	Barclays Bank PLC, (5)	7.625%	11/21/22	BBB+	7,691,495
416	Barclays PLC	6.625%	N/A (4)	BB+	415,792
26,000	Barclays PLC, (5)	8.000%	N/A (4)	BB+	27,307,800
63,300	Barclays PLC, (3)	7.750%	N/A (4)	BB+	64,486,875
14,100	Barclays PLC, Reg S	7.875%	N/A (4)	BB+	14,664,000
58,750	BNP Paribas SA, 144A	7.625%	N/A (4)	BBB–	61,909,575
5,500	BNP Paribas SA, 144A	7.000%	N/A (4)	BBB–	5,936,535
38,585	BNP Paribas SA, 144A, (3)	7.375%	N/A (4)	BBB–	42,732,887
10,000	BNP Paribas SA, Reg S	7.375%	N/A (4)	BBB–	11,075,000
1,000	Credit Agricole SA, 144A	6.625%	N/A (4)	BBB–	1,001,114
19,653	Credit Agricole SA, 144A, (3)	7.875%	N/A (4)	BBB–	21,691,999
31,550	Credit Agricole SA, 144A, (3)	8.125%	N/A (4)	BBB–	36,558,562
11,588	Danske Bank A/S, Reg S	6.125%	N/A (4)	BB+	11,457,635
600	Danske Bank A/S, Reg S	7.000%	N/A (4)	BB+	623,760
11,000	DNB Bank ASA, Reg S	5.750%	N/A (4)	BBB	11,082,500
17,200	DNB Bank ASA, Reg S	6.500%	N/A (4)	BBB	18,127,940
4,800	HSBC Holdings PLC, (5)	6.250%	N/A (4)	BBB	4,908,000
10,000	HSBC Holdings PLC, (5)	6.500%	N/A (4)	BBB	10,425,000
5,000	HSBC Holdings PLC	6.375%	N/A (4)	BBB	5,265,000
1,600	HSBC Holdings PLC, (5)	6.000%	N/A (4)	BBB	1,610,000
66,505	HSBC Holdings PLC, (3)	6.875%	N/A (4)	BBB	69,364,715
26,700	ING Groep NV	6.500%	N/A (4)	BBB–	27,888,150
9,700	ING Groep NV, Reg S	6.875%	N/A (4)	BBB–	10,185,194
2,000	Intesa Sanpaolo SpA, 144A	7.700%	N/A (4)	BB–	1,992,500
4,800	Lloyds Banking Group PLC	7.500%	N/A (4)	Baa3	5,025,600
73,428	Lloyds Banking Group PLC	7.500%	N/A (4)	Baa3	76,963,558
26,400	Nordea Bank Abp, 144A	6.625%	N/A (4)	BBB	28,155,600
35,090	Nordea Bank Abp, 144A, (3)	6.125%	N/A (4)	BBB	36,142,700
18,988	Nordea Bank Abp, Reg S	6.125%	N/A (4)	BBB	19,557,640
72,886	Royal Bank of Scotland Group PLC	7.500%	N/A (4)	BB+	74,070,397
22,075	Royal Bank of Scotland Group PLC	8.000%	N/A (4)	BB+	23,647,844
12,000	Royal Bank of Scotland Group PLC	8.625%	N/A (4)	BB+	12,765,000
1,000	Skandinaviska Enskilda Banken AB, Reg S	5.625%	N/A (4)	BBB	1,012,116
4,550	Societe Generale SA, 144A, (3)	6.750%	N/A (4)	BB+	4,544,313
5,400	Societe Generale SA, 144A	7.375%	N/A (4)	BB+	5,622,750
73,300	Societe Generale SA, 144A	8.000%	N/A (4)	BB+	81,454,625
9,000	Societe Generale SA, Reg S	7.875%	N/A (4)	BB+	9,630,000
2,000	Standard Chartered PLC, Reg S	6.500%	N/A (4)	Ba1	2,014,336
15,000	Standard Chartered PLC, 144A	7.500%	N/A (4)	Ba1	15,892,500
13,000	Standard Chartered PLC, 144A	7.750%	N/A (4)	Ba1	13,975,000
4,700	Standard Chartered PLC, Reg S	7.500%	N/A (4)	Ba1	4,979,650
25,786	Svenska Handelsbanken AB, Reg S	5.250%	N/A (4)	BBB+	25,860,522
12,000	Swedbank AB, Reg S	6.000%	N/A (4)	BBB	12,115,656
16,609	UBS Group Funding Switzerland AG, Reg S	7.000%	N/A (4)	BBB–	18,249,139
13,300	UniCredit SpA, Reg S	8.000%	N/A (4)	B+	13,360,515
955,598	Total Banks				1,010,296,236

JPS	Nuveen Preferred & Income Securities Fund (continued)
Portfolio of Investments July 31, 2019

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Capital Markets – 11.0%

$8,200	Credit Suisse Group AG, 144A	6.250%	N/A (4)	BB	$8,635,617
11,000	Credit Suisse Group AG, 144A	7.500%	N/A (4)	BB	11,687,500
12,000	Credit Suisse Group AG, 144A, (3)	7.250%	N/A (4)	BB	12,840,000
58,000	Credit Suisse Group AG, 144A, (3), (5)	7.500%	N/A (4)	BB	63,974,000
20,000	Credit Suisse Group AG, Reg S	7.500%	N/A (4)	BB	22,060,000
1,700	Credit Suisse Group AG, Reg S	7.125%	N/A (4)	BB	1,799,875
5,075	Macquarie Bank Ltd/London, 144A	6.125%	N/A (4)	Ba1	5,046,478
2,676	UBS AG/Stamford CT, (5)	7.625%	8/17/22	A–	2,996,612
35,100	UBS Group Funding Switzerland AG, Reg S	6.875%	N/A (4)	BBB–	37,339,450
42,178	UBS Group Funding Switzerland AG, Reg S	7.125%	N/A (4)	BBB–	42,708,515
11,700	UBS Group Funding Switzerland AG, Reg S	6.875%	N/A (4)	BBB–	12,094,875
207,629	Total Capital Markets				221,182,922

	Diversified Financial Services – 0.2%

3,134	ING Groep NV	6.000%	N/A (4)	BBB–	3,152,491
$1,166,361	Total Contingent Capital Securities (cost $1,187,940,518)				1,234,631,649

Shares	Description (1)	Coupon		Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 16.8% (10.9% of Total Investments)

	Banks – 6.3%

645,113	Citigroup Inc.	6.875%		BB+	$18,385,720
47,500	CoBank ACB, (6)	6.250%		BBB+	4,999,375
53,000	CoBank ACB, (3), (6)	6.200%		BBB+	5,604,750
84,563	Fifth Third Bancorp, (3)	6.625%		Baa3	2,382,140
724,000	KeyCorp, (3)	6.125%		Baa3	21,068,400
2,164,700	PNC Financial Services Group Inc./The	6.125%		Baa2	58,273,724
189,200	Regions Financial Corp	5.700%		BB+	5,097,048
249,285	Wells Fargo & Co, (3)	5.850%		Baa2	6,526,281
182,000	Wells Fargo & Co	5.625%		Baa2	4,790,240
	Total Banks				127,127,678

	Capital Markets – 1.7%

124,248	Affiliated Managers Group Inc.	5.875%		Baa1	3,288,844
369,239	Goldman Sachs Group Inc./The	5.500%		Ba1	9,626,061
38,534	Morgan Stanley	7.125%		BB+	1,097,834
640,000	Morgan Stanley, (3)	5.850%		BB+	17,580,800
74,642	State Street Corp	5.900%		Baa1	2,004,138
	Total Capital Markets				33,597,677

	Diversified Financial Services – 1.3%

105,300	AgriBank FCB, (6)	6.875%		BBB+	11,372,400
471,970	National Rural Utilities Cooperative Finance Corp	5.500%		A3	12,931,978
39,705	Voya Financial Inc.	5.350%		BBB–	1,032,330
	Total Diversified Financial Services				25,336,708

	Electric Utilities – 1.4%

160,000	Alabama Power Co, (3)	5.000%		A3	4,174,400
200,000	Duke Energy Corp	5.750%		BBB	5,530,000
299,756	Integrys Holding Inc., (3), (5), (6)	6.000%		BBB	7,883,583
118,877	Interstate Power & Light Co, (3)	5.100%		BBB	3,070,593
202,000	NextEra Energy Capital Holdings Inc.	5.650%		BBB	5,474,200
86,891	Southern Co/The	5.250%		BBB	2,299,136
	Total Electric Utilities				28,431,912

	Equity Real Estate Investment Trust – 0.8%

14,639	Kimco Realty Corp, (5)	5.625%		Baa2	375,929
300	Kimco Realty Corp	5.500%		Baa2	7,689
2,100	Kimco Realty Corp	5.250%		Baa2	52,563
7,242	National Retail Properties Inc.	5.700%		Baa2	183,295
82,301	Prologis Inc., (6)	8.540%		BBB	5,742,141
2,586	Public Storage	5.200%		A3	65,038

Shares	Description (1)	Coupon		Ratings (2)	Value

	Equity Real Estate Investment Trust (continued)

3,288	Public Storage	5.625%		A3	$83,910
245,000	Public Storage	5.600%		A3	6,676,250
76,450	SITE Centers Corp, (5)	6.250%		Ba1	1,988,464
1,010	Vornado Realty Trust	5.250%		Baa3	25,513
	Total Equity Real Estate Investment Trust				15,200,792

	Food Products – 0.6%

91,900	Dairy Farmers of America Inc., 144A, (6)	7.875%		BB+	9,190,000
32,500	Dairy Farmers of America Inc., 144A, (6)	7.875%		BB+	3,250,000
	Total Food Products				12,440,000

	Insurance – 2.9%

608,741	Allstate Corp/The, (5)	5.100%		Baa1	16,168,161
54,297	American Financial Group Inc./OH, (5)	6.250%		Baa2	1,398,148
73,339	American Financial Group Inc./OH	5.875%		Baa2	1,973,552
35,529	Arch Capital Group Ltd	5.250%		BBB	874,724
131,293	Axis Capital Holdings Ltd	5.500%		BBB	3,316,461
307,730	Hartford Financial Services Group Inc./The, (3), (5)	7.875%		Baa2	8,810,310
497,439	Prudential PLC, (3)	6.750%		BBB+	13,495,520
416,100	Reinsurance Group of America Inc., (5)	6.200%		BBB+	11,409,462
10,000	WR Berkley Corp, (5)	5.625%		Baa2	256,400
	Total Insurance				57,702,738

	Multi-Utilities – 0.6%

188,300	Algonquin Power & Utilities Corp	6.200%		BB+	5,046,440
280,000	DTE Energy Co	5.250%		Baa2	7,481,600
	Total Multi-Utilities				12,528,040

	U.S. Agency – 0.9%

177,750	Farm Credit Bank of Texas, 144A, (5), (6)	6.750%		Baa1	19,063,687

	Wireless Telecommunication Services – 0.3%

86,120	Telephone & Data Systems Inc.	7.000%		BB+	2,198,644
131,990	Telephone & Data Systems Inc., (5)	6.875%		BB+	3,352,546
3,750	United States Cellular Corp	6.950%		Ba1	95,550
11,826	United States Cellular Corp, (5)	7.250%		Ba1	317,528
	Total Wireless Telecommunication Services				5,964,268
	Total $25 Par (or similar) Retail Preferred (cost $312,997,855)				337,393,500

Shares	Description (1), (8)				Value

	INVESTMENT COMPANIES – 1.3% (0.8% of Total Investments)

966,571	BlackRock Credit Allocation Income Trust, (3)				$12,923,055
646,421	John Hancock Preferred Income Fund III				12,624,602
	Total Investment Companies (cost $34,063,200)				25,547,657

Shares	Description (1)	Coupon		Ratings (2)	Value

	CONVERTIBLE PREFERRED SECURITIES – 0.9% (0.6% of Total Investments)

	Banks – 0.9%

12,640	Wells Fargo & Co, (3)	7.500%		Baa2	$17,576,678
	Total Convertible Preferred Securities (cost $15,131,410)				17,576,678

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 0.8% (0.6% of Total Investments)

	Insurance – 0.7%

$5,000	AIG Life Holdings Inc., 144A, (9)	8.125%	3/15/46	Baa2	$6,550,000
6,150	Liberty Mutual Insurance Co, 144A, (5)	7.697%	10/15/97	BBB+	8,750,704
	Total Insurance				15,300,704

JPS	Nuveen Preferred & Income Securities Fund (continued)
Portfolio of Investments July 31, 2019

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Wireless Telecommunication Services – 0.1%

$1,600	Koninklijke KPN NV, 144A, (5)	7.000%	3/28/73	BB+	$1,707,136
	Total Corporate Bonds (cost $14,916,620)				17,007,840
	Total Long-Term Investments (cost $2,898,045,984)				3,072,615,272

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 1.1% (0.7% of Total Investments)

	REPURCHASE AGREEMENTS – 1.1% (0.7% of Total Investments)

$23,044	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/19, repurchase price $23,044,812, collateralized by $23,820,000 U.S. Treasury Notes, 1.125%, due 6/30/21, value $23,507,410	1.200%	8/01/19		$23,044,044
	Total Short-Term Investments (cost $23,044,044)				23,044,044
	Total Investments (cost $2,921,090,028) – 154.4%				3,095,659,316
	Borrowings – (42.6)% (10), (11)				(853,300,000)
	Reverse Repurchase Agreements – (13.0)% (12)				(260,000,000)
	Other Assets Less Liabilities – 1.2% (13)				22,087,641
	Net Assets Applicable to Common Shares – 100%				$2,004,446,957

Investments in Derivatives

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (14)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, LLC	$521,000,000	Receive	1-Month LIBOR	1.994%	Monthly	6/01/18	7/01/25	7/01/27	$(14,293,162)	$(14,293,162)
Morgan Stanley Capital Services, LLC	90,000,000	Receive	1-Month LIBOR	2.364%	Monthly	7/01/19	7/01/26	7/01/28	(5,056,595)	(5,056,595)
Total	$611,000,000								$(19,349,757)	$(19,349,757)
Total unrealized depreciation on interest rate swaps										$(19,349,757)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)

Investment, or portion of investment, is hypothecated as described in Notes to Financial Statements, Note 8 – Fund Leverage, Rehypothecation. The total value of investments hypothecated as of the end of the reporting period was $764,239,379.

(4)	Perpetual security. Maturity date is not applicable.

(5)

Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements. As of the end of the reporting period, investments with a value $582,169,850 have been pledged as collateral for reverse repurchase agreements.

(6)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(7)

Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(8)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(9)	Investment, or portion of investment, has been pledged to collateralized the net payment obligations for investments in derivatives.

(10)	Borrowings as a percentage of Total Investments is 27.6%.

(11)

The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $1,874,495,554 have been pledged as collateral for borrowings.

(12)	Reverse Repurchase Agreements as a percentage of Total Investments is 8.4%.

(13)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(14)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

LIBOR	London Inter-Bank Offered Rate

See accompanying notes to financial statements.

JPT	Nuveen Preferred and Income 2022 Term Fund Portfolio of Investments July 31, 2019

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 125.0% (100.0% of Total Investments)

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 90.1% (72.1% of Total Investments)

	Automobiles – 1.9%

$3,385	General Motors Financial Co Inc.	5.750%	N/A (3)	BB+	$3,156,513

	Banks – 35.5%

2,760	Bank of America Corp	6.300%	N/A (3)	BBB–	3,091,200
740	Bank of America Corp	6.100%	N/A (3)	BBB–	807,562
300	Bank of America Corp	6.250%	N/A (3)	BBB–	327,348
2,960	Bank of America Corp	6.500%	N/A (3)	BBB–	3,293,740
1,695	Barclays Bank PLC, 144A	10.179%	6/12/21	A–	1,909,429
4,150	BB&T Corp	4.800%	N/A (3)	Baa1	4,118,875
2,000	BNP Paribas SA, 144A	7.195%	N/A (3)	BBB	2,191,240
660	CIT Group Inc.	5.800%	N/A (3)	Ba3	671,550
2,712	Citigroup Inc.	5.950%	N/A (3)	BB+	2,891,670
700	Citigroup Inc.	6.300%	N/A (3)	BB+	741,125
510	Citigroup Inc.	6.250%	N/A (3)	BB+	569,288
2,410	Citigroup Inc.	6.125%	N/A (3)	Ba1	2,487,843
1,500	Citizens Financial Group Inc.	5.500%	N/A (3)	BB+	1,511,250
933	CoBank ACB	6.250%	N/A (3)	BBB+	1,002,975
2,000	Commerzbank AG, 144A	8.125%	9/19/23	BBB	2,314,187
805	First Union Capital II	7.950%	11/15/29	Baa1	1,086,546
294	JPMorgan Chase & Co	5.736%	N/A (3)	Baa2	295,470
1,635	JPMorgan Chase & Co	5.300%	N/A (3)	Baa2	1,651,350
2,075	JPMorgan Chase & Co	5.000%	N/A (3)	Baa2	2,098,862
615	JPMorgan Chase & Co	6.100%	N/A (3)	Baa2	656,513
4,275	JPMorgan Chase & Co	6.750%	N/A (3)	Baa2	4,741,809
4,845	Lloyds Bank PLC, 144A	12.000%	N/A (3)	Baa3	5,904,708
465	M&T Bank Corp	6.450%	N/A (3)	Baa2	504,525
1,200	M&T Bank Corp	5.125%	N/A (3)	Baa2	1,242,000
480	PNC Financial Services Group Inc./The	6.750%	N/A (3)	Baa2	512,568
1,266	PNC Financial Services Group Inc./The	5.000%	N/A (3)	Baa2	1,291,320
1,835	Royal Bank of Scotland Group PLC	7.648%	N/A (3)	BBB–	2,422,200
1,100	SunTrust Banks Inc.	5.050%	N/A (3)	Baa3	1,105,500
1,035	Wachovia Capital Trust III	5.570%	N/A (3)	Baa2	1,038,622
1,230	Wells Fargo & Co	6.180%	N/A (3)	Baa2	1,237,687
910	Wells Fargo & Co	5.900%	N/A (3)	Baa2	965,738
3,685	Wells Fargo & Co	5.875%	N/A (3)	Baa2	4,035,075
	Total Banks				58,719,775

	Capital Markets – 5.6%

750	Dresdner Funding Trust I, 144A	8.151%	6/30/31	Ba1	1,018,125
3,934	Goldman Sachs Group Inc./The	5.300%	N/A (3)	Ba1	4,133,454
2,245	Goldman Sachs Group Inc./The	5.375%	N/A (3)	Ba1	2,265,878
1,328	Goldman Sachs Group Inc./The	5.500%	N/A (3)	Ba1	1,371,160
400	State Street Corp	5.250%	N/A (3)	Baa1	408,816
	Total Capital Markets				9,197,433

	Commercial Services & Supplies – 2.5%

3,000	AerCap Global Aviation Trust, 144A	6.500%	6/15/45	Ba1	3,180,000
1,395	ILFC E-Capital Trust II, 144A	4.340%	12/21/65	Ba1	997,425
	Total Commercial Services & Supplies				4,177,425

	Consumer Finance – 2.3%

395	American Express Co	4.900%	N/A (3)	Baa2	397,255
1,000	American Express Co	5.200%	N/A (3)	Baa2	1,004,380
1,285	Capital One Financial Corp	5.550%	N/A (3)	Baa3	1,301,063

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Consumer Finance (continued)

1,075	Discover Financial Services	5.500%	N/A (3)	Ba2	$1,067,325
	Total Consumer Finance				3,770,023

	Diversified Financial Services – 2.7%

230	Citigroup Inc.	5.950%	N/A (3)	BB+	241,746
2	Compeer Financial ACA, 144A	6.750%	N/A (3)	BB+	2,070,000
2,070	Voya Financial Inc.	6.125%	N/A (3)	BBB–	2,204,550
	Total Diversified Financial Services				4,516,296

	Electric Utilities – 4.0%

355	AES Gener SA, 144A	7.125%	3/26/79	BB	383,400
1,270	Electricite de France SA, 144A	5.250%	N/A (3)	BBB	1,298,575
4,500	Emera Inc.	6.750%	6/15/76	BBB–	4,893,750
	Total Electric Utilities				6,575,725

	Food Products – 5.7%

2,500	Dairy Farmers of America Inc., 144A	7.125%	N/A (3)	BB+	2,350,000
1,550	Land O’ Lakes Inc., 144A	8.000%	N/A (3)	BB	1,592,625
2,525	Land O’ Lakes Inc., 144A	7.000%	N/A (3)	BB	2,395,594
3,235	Land O’ Lakes Inc., 144A	7.250%	N/A (3)	BB	3,105,600
	Total Food Products				9,443,819

	Industrial Conglomerates – 3.1%

5,367	General Electric Co	5.000%	N/A (3)	BBB–	5,199,281

	Insurance – 18.5%

780	Aegon NV	5.500%	4/11/48	Baa1	828,750
1,530	American International Group Inc.	5.750%	4/01/48	Baa2	1,599,936
3,230	Assurant Inc.	7.000%	3/27/48	BB+	3,464,175
7,760	Assured Guaranty Municipal Holdings Inc., 144A	6.400%	12/15/66	BBB+	7,760,000
2,205	AXA SA	8.600%	12/15/30	A3	3,167,541
1,000	MetLife Inc., 144A	9.250%	4/08/38	BBB	1,415,000
1,650	MetLife Inc.	5.875%	N/A (3)	BBB	1,761,375
1,345	MetLife Inc.	5.250%	N/A (3)	BBB	1,358,450
2,000	Provident Financing Trust I	7.405%	3/15/38	Baa3	2,250,000
5,000	QBE Insurance Group Ltd, 144A	7.500%	11/24/43	Baa1	5,550,000
818	QBE Insurance Group Ltd, Reg S	6.750%	12/02/44	BBB	895,710
600	Swiss Re Finance Luxembourg SA, 144A	5.000%	4/02/49	A	648,703
	Total Insurance				30,699,640

	Metals & Mining – 1.5%

1,000	BHP Billiton Finance USA Ltd, 144A	6.250%	10/19/75	BBB+	1,040,500
1,250	BHP Billiton Finance USA Ltd, 144A	6.750%	10/19/75	BBB+	1,453,125
	Total Metals & Mining				2,493,625

	Multi-Utilities – 1.8%

1,440	CenterPoint Energy Inc.	6.125%	N/A (3)	BBB–	1,501,488
1,529	NiSource Inc.	5.650%	N/A (3)	BBB–	1,521,080
	Total Multi-Utilities				3,022,568

	Oil, Gas & Consumable Fuels – 0.5%

865	Enterprise Products Operating LLC	5.250%	8/16/77	Baa2	853,720

	Real Estate Management & Development – 0.2%

400	USB Realty Corp, 144A	3.450%	N/A (3)	A3	344,000

	U.S. Agency – 3.7%

615	Farm Credit Bank of Texas, 144A	6.200%	N/A (3)	BBB	641,322
5	Farm Credit Bank of Texas	10.000%	N/A (3)	Baa1	5,450,000
	Total U.S. Agency				6,091,322

JPT	Nuveen Preferred and Income 2022 Term Fund (continued)
Portfolio of Investments July 31, 2019

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Wireless Telecommunication Services – 0.6%

905	Vodafone Group PLC	7.000%	4/04/79	BBB–	$991,541
	Total $1,000 Par (or similar) Institutional Preferred (cost $148,233,526)				149,252,706

Shares	Description (1)	Coupon		Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 34.9% (27.9% of Total Investments)

	Banks – 8.2%

8,122	Citigroup Inc.	7.125%		BB+	$230,746
16,050	CoBank ACB, (4)	6.250%		BBB+	1,689,262
34,640	CoBank ACB, (4)	6.200%		BBB+	3,663,180
50,000	Fifth Third Bancorp	6.625%		Baa3	1,408,500
75,000	Huntington Bancshares Inc./OH	6.250%		Baa3	1,977,000
14,200	KeyCorp	6.125%		Baa3	413,220
100,000	Regions Financial Corp	6.375%		BB+	2,830,000
20,000	Regions Financial Corp	5.700%		BB+	538,800
29,300	Synovus Financial Corp	5.875%		BB–	757,112
	Total Banks				13,507,820

	Capital Markets – 5.5%

43,200	Morgan Stanley	7.125%		BB+	1,230,768
181,800	Morgan Stanley	6.875%		BB+	5,084,946
58,300	Morgan Stanley	5.850%		BB+	1,601,501
23,100	Morgan Stanley	6.375%		BB+	643,566
22,821	State Street Corp	5.350%		Baa1	612,744
	Total Capital Markets				9,173,525

	Diversified Financial Services – 4.1%

32,620	AgriBank FCB, (4)	6.875%		BBB+	3,522,960
123,600	Voya Financial Inc.	5.350%		BBB–	3,213,600
	Total Diversified Financial Services				6,736,560

	Food Products – 3.7%

46,859	CHS Inc.	7.875%		N/R	1,283,937
68,707	CHS Inc.	7.100%		N/R	1,857,150
31,132	CHS Inc.	6.750%		N/R	819,083
81,867	CHS Inc.	7.500%		N/R	2,241,518
	Total Food Products				6,201,688

	Insurance – 8.0%

73,215	Aspen Insurance Holdings Ltd	5.950%		BBB–	1,997,305
74,900	Aspen Insurance Holdings Ltd	5.625%		BBB–	1,889,727
93,200	Athene Holding Ltd	6.350%		BBB–	2,546,224
109,736	Delphi Financial Group Inc., (4)	5.708%		BBB–	2,441,626
31,900	Enstar Group Ltd	7.000%		BB+	845,031
65,687	Maiden Holdings North America Ltd	7.750%		N/R	1,450,369
37,716	Reinsurance Group of America Inc.	6.200%		BBB+	1,034,173
35,002	Reinsurance Group of America Inc.	5.750%		BBB+	980,056
	Total Insurance				13,184,511

	Oil, Gas & Consumable Fuels – 2.0%

80,000	NuStar Energy LP	8.500%		B1	1,928,800
50,000	NuStar Energy LP	7.625%		B1	1,067,500
9,796	NuStar Logistics LP	9.037%		B1	254,402
	Total Oil, Gas & Consumable Fuels				3,250,702

	Thrifts & Mortgage Finance – 2.0%

15,135	Federal Agricultural Mortgage Corp	6.000%		N/R	401,229
103,800	New York Community Bancorp Inc.	6.375%		Ba1	2,901,210
	Total Thrifts & Mortgage Finance				3,302,439

Shares	Description (1)	Coupon	Ratings (2)	Value

	Trading Companies & Distributors – 0.4%

28,000	Air Lease Corp	6.150%	BB+	$753,480

	U.S. Agency – 1.0%

15,000	Farm Credit Bank of Texas, 144A, (4)	6.750%	Baa1	1,608,750
	Total $25 Par (or similar) Retail Preferred (cost $57,393,192)			57,719,475
	Total Long-Term Investments (cost $205,626,718)			206,972,181
	Borrowings – (25.7)% (5), (6)			(42,500,000)
	Other Assets Less Liabilities – 0.7%			1,150,513
	Net Assets Applicable to Common Shares – 100%			$165,622,694

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)	Perpetual security. Maturity date is not applicable.

(4)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)	Borrowings as a percentage of Total Investments is 20.5%.

(6)

The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

July 31, 2019

	JPC	JPI	JPS	JPT
Assets
Long-term investments, at value (cost $1,559,477,490, $794,938,062,
$2,898,045,984 and $205,626,718, respectively)	$1,615,214,403	$828,013,514	$3,072,615,272	$206,972,181
Short-term investments, at value (cost approximates value)	18,309,438	—	23,044,044	—
Cash	275,186	—	—	—
Cash collateral at brokers for investments in swaps(1)	9,849,546	3,036,515	15,885,879	—
Cash collateral at brokers for investments in futures(1)	—	—	—	27
Receivable for:
Dividends	135,296	18,769	1,279,096	—
Interest	16,584,537	8,943,900	40,789,307	1,845,392
Investments sold	295,482	73,631	705	1,060,208
Reclaims	53,726	15,745	125,369	—
Other assets	379,501	59,474	584,200	3,991
Total assets	1,661,097,115	840,161,548	3,154,323,872	209,881,799
Liabilities
Cash overdraft	—	1,140,217	—	662,404
Borrowings	455,000,000	210,000,000	853,300,000	42,500,000
Reverse repurchase agreements	135,000,000	60,000,000	260,000,000	—
Unrealized depreciation on interest rate swaps	10,309,811	2,972,896	19,349,757	—
Payable for:
Dividends	6,203,553	3,047,188	11,300,723	779,925
Investments purchased	3,483,403	—	—	—
Accrued expenses:
Interest	1,524,665	697,754	2,876,890	100,867
Management fees	1,121,578	597,060	2,108,884	151,026
Trustees fees	286,287	52,817	548,076	1,615
Other	242,509	130,641	392,585	63,268
Total liabilities	613,171,806	278,638,573	1,149,876,915	44,259,105
Net assets applicable to common shares	$1,047,925,309	$561,522,975	$2,004,446,957	$165,622,694
Common shares outstanding	103,332,549	22,757,308	203,779,868	6,832,720
Net asset value (“NAV”) per common share outstanding	$10.14	$24.67	$9.84	$24.24
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$1,033,325	$227,573	$2,037,799	$68,327
Paid-in-surplus	1,034,527,595	538,462,828	1,869,240,793	167,815,804
Total distributable earnings	12,364,389	22,832,574	133,168,365	(2,261,437)
Net assets applicable to common shares	$1,047,925,309	$561,522,975	$2,004,446,957	$165,622,694
Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited	Unlimited
(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

Statement of Operations

Year Ended July 31, 2019

	JPC	JPI	JPS	JPT
Investment Income
Dividends	$34,110,332	$14,184,986	$26,680,210	$3,752,442
Interest	68,449,011	37,585,238	164,900,922	8,753,829
Other	583,658	213,532	376,928	—
Total investment income	103,143,001	51,983,756	191,958,060	12,506,271
Expenses
Management fees	12,823,581	6,678,143	24,034,115	1,737,169
Interest expense	17,554,450	7,719,249	33,424,166	1,321,060
Custodian fees	184,626	103,591	323,196	37,494
Trustees fees	44,507	22,155	84,606	5,689
Professional fees	86,237	59,541	119,704	37,535
Shareholder reporting expenses	155,347	67,700	304,214	27,818
Shareholder servicing agent fees	2,235	229	5,479	250
Stock exchange listing fees	28,910	6,824	57,016	16,842
Investor relations expenses	10,444	5,520	33,325	824
Other	48,721	35,935	45,804	13,643
Total expenses	30,939,058	14,698,887	58,431,625	3,198,324
Net investment income (loss)	72,203,943	37,284,869	133,526,435	9,307,947
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(10,856,687)	(4,553,349)	3,420,882	(2,053,791)
Futures contracts	(150,472)	(131,654)	—	(69,157)
Swaps	1,058,625	499,227	1,985,867	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	35,636,098	17,542,434	65,302,095	4,900,089
Futures contracts	—	—	—	(15,501)
Swaps	(24,220,305)	(7,172,833)	(45,466,395)	—
Net realized and unrealized gain (loss)	1,467,259	6,183,825	25,242,449	2,761,640
Net increase (decrease) in net assets applicable to common shares from operations	$73,671,202	$43,468,694	$158,768,884	$12,069,587

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	JPC		JPI
	Year Ended 7/31/19	Year Ended 7/31/18(1)	Year Ended 7/31/19	Year Ended 7/31/18(1)
Operations
Net investment income (loss)	$72,203,943	$78,253,012	$37,284,869	$37,838,443
Net realized gain (loss) from:
Investments and foreign currency	(10,856,687)	848,433	(4,553,349)	3,247,091
Futures contracts	(150,472)	—	(131,654)	—
Swaps	1,058,625	(1,273,548)	499,227	(1,686,373)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	35,636,098	(86,959,791)	17,542,434	(43,814,872)
Futures contracts	—	—	—	—
Swaps	(24,220,305)	16,047,360	(7,172,833)	6,823,891
Net increase (decrease) in net assets applicable to common shares from operations	73,671,202	6,915,466	43,468,694	2,408,180
Distributions to Common Shareholders(2)
Dividends(3)	(72,875,999)	(79,235,042)	(36,597,335)	(36,877,950)
Return of capital	(2,763,427)	(537,686)	(406,048)	(1,490,871)
Decrease in net assets applicable to common shares from distributions to common shareholders	(75,639,426)	(79,772,728)	(37,003,383)	(38,368,821)
Capital Share Transactions
Common shares:
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	—
Cost of shares repurchased and retired	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	—	—	—
Net increase (decrease) in net assets applicable to common shares	(1,968,224)	(72,857,262)	6,465,311	(35,960,641)
Net assets applicable to common shares at the beginning of period	1,049,893,533	1,122,750,795	555,057,664	591,018,305
Net assets applicable to common shares at the end of period	$1,047,925,309	$1,049,893,533	$561,522,975	$555,057,664
(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 10 – New Accounting Pronouncements for further details.
(2)

The composition and per share amounts of the Funds’ distributions are presented in the Financial Highlights. The distribution information for the Funds as of their most recent tax year end is presented within the Notes to Financial Statements, Note 6 – Income Tax Information.

(3)	For the fiscal year ended July 31, 2018, the Funds’ distributions to common shareholders were paid from net investment income.

See accompanying notes to financial statements.

	JPS		JPT
	Year Ended 7/31/19	Year Ended 7/31/18(1)	Year Ended 7/31/19	Year Ended 7/31/18(1)
Operations
Net investment income (loss)	$133,526,435	$139,814,114	$9,307,947	$9,839,705
Net realized gain (loss) from:
Investments and foreign currency	3,420,882	11,261,782	(2,053,791)	(836,551)
Futures contracts	—	—	(69,157)	88,495
Swaps	1,985,867	(2,860,856)	—	42,678
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	65,302,095	(165,107,636)	4,900,089	(10,595,893)
Futures contracts	—	—	(15,501)	34,581
Swaps	(45,466,395)	30,340,940	—	—
Net increase (decrease) in net assets applicable to common shares from operations	158,768,884	13,448,344	12,069,587	(1,426,985)
Distributions to Common Shareholders(2)
Dividends(3)	(134,125,759)	(149,193,360)	(9,714,536)	(10,322,661)
Return of capital	(2,824,952)	—	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(136,950,711)	(149,193,360)	(9,714,536)	(10,322,661)
Capital Share Transactions
Common Shares:
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	109,881	29,313	196,923
Cost of shares repurchased and retired	(281,341)	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	(281,341)	109,881	29,313	196,923
Net increase (decrease) in net assets applicable to common shares	21,536,832	(135,635,135)	2,384,364	(11,552,723)
Net assets applicable to common shares at the beginning of period	1,982,910,125	2,118,545,260	163,238,330	174,791,053
Net assets applicable to common shares at the end of period	$2,004,446,957	$1,982,910,125	$165,622,694	$163,238,330
(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 10 – New Accounting Pronouncements for further details.
(2)

The composition and per share amounts of the Funds’ distributions are presented in the Financial Highlights. The distribution information for the Funds as of their most recent tax year end is presented within the Notes to Financial Statements, Note 6 – Income Tax Information.

(3)	For the fiscal year ended July 31, 2018, the Funds’ distributions to common shareholders were paid from net investment income.

See accompanying notes to financial statements.

Statement of Cash Flows

Year Ended July 31, 2019

	JPC	JPI	JPS	JPT
Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$73,671,202	$43,468,694	$158,768,884	$12,069,587
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(377,725,680)	(250,681,485)	(531,861,062)	(50,952,894)
Proceeds from sales and maturities of investments	352,029,412	205,828,092	444,171,513	51,557,669
Proceeds from (Purchases of) short-term investments, net	3,417,224	—	43,736,574	1,879,290
Proceeds from litigation settlement	232,996	—	161,412	—
Taxes paid	—	—	—	(8,745)
Amortization (Accretion) of premiums and discounts, net	1,711,589	310,004	1,842,134	311,407
(Increase) Decrease in:
Receivable for dividends	49,627	28,167	(66,055)	44,134
Receivable for interest	(856,696)	(902,834)	(1,280,755)	170,515
Receivable for investments sold	(295,482)	2,066,369	283,119	(1,060,208)
Receivable for reclaims	(2,998)	(15,745)	(125,369)	—
Other assets	(76,546)	(7,329)	2,171	9,585
Increase (Decrease) in:
Payable for investments purchased	3,483,403	—	(10,251,812)	(2,144,000)
Accrued interest	1,433,412	660,960	2,711,690	1,970
Accrued management fees	13,160	36,302	58,674	889
Accrued Trustees fees	(11,262)	63	(29,640)	(166)
Accrued other expenses	(67,418)	(37,741)	(142,792)	(19,095)
Net realized (gain) loss from investments and foreign currency	10,856,687	4,553,349	(3,420,882)	2,053,791
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	(35,636,098)	(17,542,434)	(65,302,095)	(4,900,089)
Swaps	24,220,305	7,172,833	45,466,395	—
Net cash provided by (used in) operating activities	56,446,837	(5,062,735)	84,722,104	9,013,265
Cash Flows from Financing Activities
Increase (Decrease) in cash overdraft	—	105,000	—	662,404
Proceeds from reverse repurchase agreements	10,000,000	60,000,000	60,000,000	—
Proceeds from borrowings	48,000,000	—	30,000,000	—
Repayments of borrowings	(30,000,000)	(15,000,000)	(22,000,000)	—
Cash distributions paid to common shareholders	(75,639,080)	(37,005,750)	(136,957,123)	(9,708,261)
Cost of common shares repurchased and retired	—	—	(281,341)	—
Net cash provided by (used in) financing activities	(47,639,080)	8,099,250	(69,238,464)	(9,045,857)
Net Increase (Decrease) in Cash and Cash Collateral at Brokers	8,807,757	3,036,515	15,483,640	(32,592)
Cash and cash collateral at brokers at the beginning of period	1,316,975	—	402,239	32,619
Cash and cash collateral at brokers at the end of period	$10,124,732	$3,036,515	$15,885,879	$27

Supplemental Disclosure of Cash Flow Information
Cash paid for interest (excluding borrowing costs)	$16,106,038	$7,003,289	$30,627,476	$1,316,199
Non-cash financing activities not included herein consists of reinvestments of common share distributions	—	—	—	29,313

See accompanying notes to financial statements.

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Financial Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Discount per Share Repurchased and Retired		Ending NAV	Ending Share Price

JPC
Year Ended 7/31:
2019	$10.16	$0.70	$0.01	$0.71	$(0.70)	$—	$(0.03)	$(0.73)	$—		$10.14	$9.91
2018	10.87	0.76	(0.70)	0.06	(0.77)	—	— *	(0.77)	—		10.16	9.44
2017	10.53	0.72	0.40	1.12	(0.77)	—	(0.01)	(0.78)	—		10.87	10.59
2016	10.45	0.77	0.11	0.88	(0.80)	—	—	(0.80)	—		10.53	10.43
2015	10.67	0.80	(0.25)	0.55	(0.77)	—	—	(0.77)	—	*	10.45	9.19

JPI

Year Ended 7/31:
2019	24.39	1.64	0.27	1.91	(1.61)	—	(0.02)	(1.63)	—		24.67	24.27
2018	25.97	1.66	(1.55)	0.11	(1.62)	—	(0.07)	(1.69)	—		24.39	23.13
2017	24.60	1.75	1.46	3.21	(1.77)	—	(0.07)	(1.84)	—		25.97	25.15
2016	24.88	1.86	(0.01)	1.85	(1.95)	(0.18)	—	(2.13)	—		24.60	24.59
2015	25.51	1.96	(0.65)	1.31	(1.94)	—	—	(1.94)	—		24.88	22.28

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000

JPC

Year Ended 7/31:
2019	$455,000	$3,303
2018	437,000	3,403
2017	540,000	3,079
2016	404,100	3,526
2015	404,100	3,506

JPI

Year Ended 7/31:
2019	210,000	3,674
2018	225,000	3,467
2017	225,000	3,627
2016	225,000	3,488
2015	225,000	3,516

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Asset(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

7.48%	13.52%	$1,047,925	3.04%	7.10%	23%
0.57	(3.76)	1,049,894	2.59	7.19	29
11.16	9.73	1,122,751	1.92	6.82	32
9.01	23.47	1,020,717	1.73	7.58	17
5.36	6.76	1,012,766	1.63	7.55	44

8.29	12.79	561,523	2.72	6.90	27
0.37	(1.40)	555,058	2.22	6.56	26
13.62	10.29	591,018	1.93	7.04	19
7.96	20.97	559,722	1.77	7.73	23
5.30	4.83	566,137	1.66	7.80	26

(c) •

Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings and/or reverse repurchase agreements (as described in Note 8 – Fund Leverage), where applicable.

•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings and/or reverse repurchase agreements, where applicable, as follows:

JPC	Ratios of Interest Expense to Average Net Assets Applicable to Common Shares

Year Ended 7/31:
2019	1.73%
2018	1.29
2017	0.70
2016	0.50
2015	0.41

JPI

Year Ended 7/31:
2019	1.43
2018	0.97
2017	0.67
2016	0.50
2015	0.41

(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Discount per Share Repurchased and Retired		Offering Costs	Ending NAV	Ending Share Price

JPS

Year Ended 7/31:
2019	$9.73	$0.66	$0.12	$0.78	$(0.66)	$—	$(0.01)	$(0.67)	$—	**	$—	$9.84	$9.79
2018	10.39	0.69	(0.62)	0.07	(0.73)	—	—	(0.73)	—		—	9.73	8.94
2017	9.67	0.71	0.75	1.46	(0.74)	—	—	(0.74)	—		—	10.39	10.30
2016	9.75	0.69	(0.07)	0.62	(0.70)	—	—	(0.70)	—		—	9.67	9.63
2015	9.95	0.68	(0.15)	0.53	(0.73)	—	—	(0.73)	—		—	9.75	9.08

JPT

Year Ended 7/31:
2019	23.89	1.36	0.41	1.77	(1.42)	—	—	(1.42)	—		—	24.24	23.90
2018	25.62	1.44	(1.66)	(0.22)	(1.51)	—	—	(1.51)	—		—	23.89	23.17
2017(e)	24.63	0.74	0.94	1.68	(0.64)	—	—	(0.64)	—		(0.05)	25.62	25.24

	Borrowings at End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000

JPS

Year Ended 7/31:
2019	$853,300	$3,349
2018	845,300	3,346
2017	845,300	3,506
2016	945,000	3,086
2015	465,800	3,521

JPT

Year Ended 7/31:
2019	42,500	4,897
2018	42,500	4,841
2017(e)	42,500	5,113

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets Before Reimbursement(c)				Ratios to Average Net Assets After Reimbursement(c)(d)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(f)

8.53%	18.01%	$2,004,447	3.02%		6.91%		N/A		N/A		16%
0.66	(6.43)	1,982,910	2.48		6.77		N/A		N/A		13
15.83	15.50	2,118,545	2.03		7.18		N/A		N/A		13
6.77	14.48	1,970,819	1.84		7.31		N/A		N/A		36
5.47	10.35	1,174,259	1.64		6.92		1.64	(g)	6.92	(g)	8

7.76	9.78	165,623	2.00		5.83		N/A		N/A		26
(0.84)	(2.36)	163,238	1.77		5.82		N/A		N/A		28
6.69	3.54	174,791	1.61	*	5.73	*	N/A		N/A		22

(c) •

Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings and/or reverse repurchase agreements (as described in Note 8 – Fund Leverage), where applicable.

•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings and/or reverse repurchase agreements, where applicable, as follows:

JPS	Ratios of Interest Expense to Average Net Assets Applicable to Common Shares

Year Ended 7/31:
2019	1.73%
2018	1.22
2017	0.77
2016	0.50
2015	0.40

JPT

Year Ended 7/31:
2019	0.83
2018	0.60
2017(e)	0.42	*

(d)	After expense reimbursement from the Adviser, where applicable.
(e)	For the period January 26, 2017 (commencement of operations) through July 31, 2017.
(f)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(g)

During the fiscal year ended July 31, 2015, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with a common share equity shelf program. As a result, the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets Applicable to Common Shares reflect this voluntary expense reimbursement from Adviser.

*	Annualized.
**	Rounds to less than $0.01 per share.
N/A	The Fund does not have or no longer has a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Preferred & Income Opportunities Fund (JPC)

•	Nuveen Preferred and Income Term Fund (JPI)

•	Nuveen Preferred & Income Securities Fund (JPS)

•	Nuveen Preferred and Income 2022 Term Fund (JPT)

The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified (non-diversified for JPT), closed-end management investment companies. JPC, JPI, JPS and JPT were each organized as Massachusetts business trusts on January 27, 2003, April 18, 2012, June 24, 2002 and July 6, 2016, respectively.

The end of the reporting period for the Funds is July 31, 2019, and the period covered by these Notes to Financial Statements is the fiscal year ended July 31, 2019 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with NWQ Investment Management Company, LLC (“NWQ”), an affiliate of Nuveen, Spectrum Asset Management, Inc. (“Spectrum”), and/or Nuveen Asset Management LLC (“NAM”), a subsidiary of the Adviser, (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). NWQ and NAM are each responsible for approximately half of JPC’s portfolio. NAM manages the investment portfolio of JPI and JPT, while Spectrum manages the investment portfolio of JPS. The Adviser is responsible for managing JPC’s, JPI’s and JPS’s investments in swap contracts.

Investment Objectives and Principal Investment Strategies

JPC’s investment objective is to provide high current income and total return. The Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in preferred and other income producing securities, including hybrid securities such as contingent capital securities and up to 20% opportunistically in other income-oriented securities such as corporate and taxable municipal debt and dividend paying common equity. At least 50% of its managed assets (as defined in Note 7 – Management Fees) are rated investment grade (BBB/Baa or better by S&P, Moody’s, or Fitch) at the time of investment.

JPI’s investment objective is to provide a high level of current income and total return by investing at least 80% of its managed assets in preferred and other income producing securities. At least 50% of its managed assets are rated investment grade (BBB/Baa or better by one of the nationally recognized statistical rating organizations “NRSROs”) at the time of investment.

JPS’s investment objective is high current income consistent with capital preservation. The Fund’s secondary investment objective is to enhance portfolio value. The Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in preferred and other income producing securities, including hybrid securities such as contingent capital securities. At least 50% of its managed assets are rated investment grade (BBB/Baa or better by S&P, Moody’s, or Fitch) at the time of investment.

JPT’s investment objective is to provide a high level of current income and total return by investing at least 80% of its managed assets in preferred and other income-producing securities. The Fund may invest without limit in investment grade securities (BB+/Ba1 or lower) but no more than 10% in securities rated below B-/B3 at the time of investment. Up to 40% of its managed assets may be in securities issued by companies located anywhere in the world, but no more than 10% in securities of issuers in emerging market countries, and 100% in U.S. dollar-denominated securities. The Fund does not invest in contingent capital securities.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds did not have any when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Other income is comprised of fees earned in connection with the rehypothecation of pledged collateral as further described in Note 8 – Fund Leverage, Rehypothecation.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders

Dividends to common shareholders, if any, are declared monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Compensation

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Trustees (the ‘‘Board’’) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Notes to Financial Statements (continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non- U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

Investments in investment companies are valued at their respective net asset value (“NAV”) on valuation date and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price, and are generally classified as Level 1.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

JPC	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
$1,000 Par (or similar) Institutional Preferred	$—	$797,395,111		$—	$797,395,111
$25 Par (or similar) Retail Preferred	392,655,798	74,030,856	**	—	466,686,654
Contingent Capital Securities	—	268,382,705		—	268,382,705
Corporate Bonds	—	53,407,802		—	53,407,802
Convertible Preferred Securities	25,924,601	—		—	25,924,601
Common Stocks	3,417,530	—		—	3,417,530

Short-Term Investments:
Repurchase Agreements	—	18,309,438		—	18,309,438

Investments in Derivatives:
Interest Rate Swaps***	—	(10,309,811)		—	(10,309,811)
Total	$421,997,929	$1,201,216,101		$—	$1,623,214,030

JPI
Long-Term Investments*:
$1,000 Par (or similar) Institutional Preferred	$—	$390,957,242		$—	$390,957,242
Contingent Capital Securities	—	247,261,527		—	247,261,527
$25 Par (or similar) Retail Preferred	130,359,884	59,434,861	**	—	189,794,745

Investments in Derivatives:
Interest Rate Swaps***	—	(2,972,896)		—	(2,972,896)
Total	$130,359,884	$694,680,734		$—	$825,040,618

JPS
Long-Term Investments*:
$1,000 Par (or similar) Institutional Preferred	$—	$1,440,457,948		$—	$1,440,457,948
Contingent Capital Securities	—	1,234,631,649		—	1,234,631,649
$25 Par (or similar) Retail Preferred	270,287,564	67,105,936	**	—	337,393,500
Investment Companies	25,547,657	—		—	25,547,657
Convertible Preferred Securities	17,576,678	—		—	17,576,678
Corporate Bonds	—	17,007,840		—	17,007,840

Short-Term Investments:
Repurchase Agreements	—	23,044,044		—	23,044,044

Investments in Derivatives:
Interest Rate Swaps***	—	(19,349,757)		—	(19,349,757)
Total	$313,411,899	$2,762,897,660		$—	$3,076,309,559

Notes to Financial Statements (continued)

JPT	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
$1,000 Par (or similar) Institutional Preferred	$—	$149,252,706		$—	$149,252,706
$25 Par (or similar) Retail Preferred	44,793,697	12,925,778	**	—	57,719,475
Total	$44,793,697	$162,178,484		$—	$206,972,181
*	Refer to the Fund’s Portfolio of Investments for industry classifications, when applicable.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, the Funds’ investments in non-U.S. securities were as follows:

JPC	Value	% of Total Investments
Country:
United Kingdom	$126,030,385	7.7%
France	72,891,698	4.5
Switzerland	62,924,089	3.9
Canada	39,083,392	2.4
Australia	30,326,026	1.9
Spain	30,315,106	1.9
Netherlands	19,608,219	1.2
Italy	13,400,878	0.8
Bermuda	11,006,595	0.7
Other	26,642,057	1.5
Total non-U.S. securities	$432,228,445	26.5%

JPI
Country:
United Kingdom	$96,660,169	11.7%
France	67,069,694	8.1
Switzerland	57,917,188	7.0
Spain	29,643,633	3.6
Australia	27,682,016	3.3
Netherlands	13,790,764	1.7
Italy	12,224,474	1.5
Canada	10,358,438	1.3
Ireland	10,207,480	1.2
Other	14,032,189	1.6
Total non-U.S. securities	$339,586,045	41.0%

JPS	Value	% of Total Investments
Country:
United Kingdom	$622,423,179	20.1%
France	327,372,589	10.6
Switzerland	234,385,582	7.6
Finland	83,855,940	2.7
Australia	81,354,914	2.6
Canada	81,322,378	2.6
Netherlands	51,919,425	1.7
Bermuda	44,323,942	1.4
Sweden	38,988,294	1.3
Other	112,147,514	3.6
Total non-U.S. securities	$1,678,093,757	54.2%

JPT
Country:
United Kingdom	$11,227,878	5.4%
Australia	8,939,335	4.3
France	6,657,356	3.2
Canada	4,893,750	2.4
Ireland	4,177,425	2.0
Germany	3,332,312	1.6
Japan	2,441,626	1.2
Bermuda	845,031	0.4
Netherlands	828,750	0.4
Other	648,702	0.4
Total non-U.S. securities	$43,992,165	21.3%

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
JPC	Fixed Income Clearing Corporation	$18,309,438	$(18,309,438)	$—
JPS	Fixed Income Clearing Corporation	23,044,044	(23,044,044)	—
*

As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Notes to Financial Statements (continued)

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as ‘‘initial margin,’’ into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as ‘‘Cash collateral at broker for investments in futures contracts’’ on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days ‘‘mark-to-market’’ of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as ‘‘variation margin.’’ Variation margin is recognized as a receivable and/or payable for ‘‘Variation margin on futures contracts’’ on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by ‘‘marking-to-market’’ on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of ‘‘Change in net unrealized appreciation (depreciation) of futures contracts’’ on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of ‘‘Net realized gain (loss) from futures contracts’’ on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, JPC, JPI and JPT invested in short interest rate futures to manage the Fund’s exposure to various points along the yield curve, with a net effect of decreasing the Fund’s overall interest rate sensitivity.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

	JPC	JPI	JPT
Average notional amount of futures contracts outstanding*	$2,842,500	$2,475,487	$3,780,500
*

The average notional amount is calculated based on the absolute aggregate notional of contracts outstanding at the beginning of the current fiscal period and at the end of each quarter within the current fiscal period.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
JPC	Interest rate	Futures contracts	$(150,472)	$—
JPI	Interest rate	Futures contracts	(131,654)	—
JPT	Interest rate	Futures contracts	(69,157)	(15,501)

Interest Rate Swap Contracts

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap, that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums received and/or paid” on the Statement of Assets and Liabilities.

During the current fiscal period, JPC, JPI and JPS continued to utilize forward starting interest rate swap contracts to partially hedge the interest cost of leverage, which is through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

	JPC	JPI	JPS
Average notional amount of interest rate swap contracts outstanding*	$296,700,000	$130,000,000	$557,000,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

Notes to Financial Statements (continued)

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
JPC
Interest rate	Swaps (OTC Uncleared)	—	$—	[Unrealized depreciation on interest rate swaps**]	$(10,309,811)
JPI
Interest rate	Swaps (OTC Uncleared)	—	$—	[Unrealized depreciation on interest rate swaps**]	$(2,972,896)
JPS
Interest rate	Swaps (OTC Uncleared)	—	$—	[Unrealized depreciation on interest rate swaps**]	$(19,349,757)
**

Some swap contracts require a counterparty to pay or receive a premium, which is disclosed in the Statement of Assets and Liabilities, when applicable, and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
JPC	Morgan Stanley Capital Services LLC	$—	$(10,309,811)	$(10,309,811)	$9,849,546	$460,265
JPI	Morgan Stanley Capital Services LLC	—	(2,972,896)	(2,972,896)	2,972,896	—
JPS	Morgan Stanley Capital Services LLC	—	(19,349,757)	(19,349,757)	18,499,329	850,428
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
JPC	Interest rate	Swaps	$1,058,625	$(24,220,305)
JPI	Interest rate	Swaps	499,227	(7,172,833)
JPS	Interest rate	Swaps	1,985,867	(45,466,395)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Common Share Transactions

Transactions in common shares during the Funds’ current and prior fiscal period were as follows:

	JPS		JPT
	Year Ended 7/31/19	Year Ended 7/31/18	Year Ended 7/31/19	Year Ended 7/31/18
Common shares:
Issued to shareholders due to reinvestment of distributions	—	10,637	1,221	7,947
Repurchased and retired	(38,000)	—	—	—

Weighted average common share:
Price per share repurchased and retired	$7.38	$—	$—	$—
Discount per share repurchased and retired	17.59%	—%	—%	—%

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period, were as follows:

	JPC	JPI	JPS	JPT
Purchases	$377,725,680	$250,681,485	$531,861,062	$50,952,894
Sales and maturities	352,029,412	205,828,092	444,171,513	51,557,669

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of premium amortization and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The tables below present the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of July 31, 2019.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

	JPC	JPI	JPS	JPT
Tax cost of investments	$1,578,936,458	$792,951,832	$2,913,116,344	$205,459,519
Gross unrealized:
Appreciation	$67,066,550	$38,578,781	$192,097,356	$5,408,270
Depreciation	(12,479,167)	(3,517,099)	(9,554,384)	(3,895,608)
Net unrealized appreciation (depreciation) of investments	$54,587,383	$35,061,682	$182,542,972	$1,512,662

Tax cost of swaps	$—	$—	$—	$—
Net unrealized appreciation (depreciation) of swaps	(10,309,811)	(2,972,896)	(19,349,757)	—

Notes to Financial Statements (continued)

Permanent differences, primarily due to bond premium amortization adjustments, treatment of notional principal contracts, complex securities character adjustments, federal taxes paid and expiration of capital loss carryforwards resulted in reclassifications among the Funds’ components of common share net assets as of July 31, 2019, the Funds’ tax year end.

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2019, the Funds’ tax year end, were as follows:

	JPC	JPI	JPS	JPT
Undistributed net ordinary income[1]	$—	$—	$—	$570,768
Undistributed net long-term capital gains	—	—	—	—

[1]  Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on July 1, 2019 and paid on August 1, 2019. Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended July 31, 2019 and July 31, 2018 was designated for purposes of the dividends paid deduction as follows:

2019	JPC	JPI	JPS	JPT
Distributions from net ordinary income[2]	$72,875,999	$36,597,335	$134,127,887	$9,714,392
Distributions from net long-term capital gains	—	—	—	—
Return of capital	2,763,427	406,048	2,824,952	—

2018	JPC	JPI	JPS	JPT
Distributions from net ordinary income[2]	$79,648,373	$37,014,494	$150,415,607	$10,383,131
Distributions from net long-term capital gains	—	—	—	—
Return of capital	537,686	1,490,871	—	—

[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of July 31, 2019, the Funds’ tax year end, the following Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	JPC[3]	JPI	JPT
Not subject to expiration:
Short-term	$16,618,703	$3,167,279	$1,087,615
Long-term	8,594,354	2,939,903	2,447,575
Total	$25,213,057	$6,107,182	$3,535,190

[3]	A portion of JPC’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

As of July 31, 2019, the Funds’ tax year end, $10,012,042 of JPS’s capital loss carryforward expired.

During the Funds’ tax year ended July 31, 2019, JPS utilized $684,331 of its capital loss carryforward.

7. Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Advisers are compensated for their services to the Funds from the management fees paid to the Adviser. Spectrum also receives compensation on certain portfolio transactions for providing brokerage services to JPS. During the current fiscal period, JPS paid Spectrum commissions of $31,058.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	JPC	JPI	JPS	JPT
For the first $500 million	0.6800%	0.7000%	0.7000%	0.7000%
For the next $500 million	0.6550	0.6750	0.6750	0.6750
For the next $500 million	0.6300	0.6500	0.6500	0.6500
For the next $500 million	0.6050	0.6250	0.6250	0.6250
For managed assets over $2 billion	0.5800	0.6000	0.6000	0.6000

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Funds’ daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of July 31, 2019, the complex-level fee rate for each Fund was 0.1573%.

8. Fund Leverage

Borrowings

JPC, JPI, JPS, and JPT have each entered into a borrowing arrangement (collectively, “Borrowings”) which permit the Funds to borrow on a secured basis as a means of leverage. As of the end of the reporting period, each Fund’s maximum commitment amount under these Borrowings is as follows:

	JPC	JPI	JPS	JPT
Maximum commitment amount	$455,000,000	$215,000,000	$870,000,000	$45,000,000

As of the end of the reporting period, each Fund’s outstanding balance on its Borrowings was as follows:

	JPC	JPI	JPS	JPT
Outstanding balance on Borrowings	$455,000,000	$210,000,000	$853,300,000	$42,500,000

For JPC, JPI and JPS interest is charged on these Borrowings at 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.70% per annum on the amounts borrowed and 0.50% per annum on the undrawn balance if the undrawn portion of the Borrowings on a particular day is more than 20% of the maximum commitment amount. During the current fiscal period, JPC and JPS incurred a 0.10% amendment fee on the increase in their respective maximum commitment amounts. JPT’s interest is charged on the Borrowings at a rate equal to the 1-month LIBOR plus 0.70% per annum on the amount borrowed. JPT is also charged a 0.125% commitment fee on the undrawn portion of the Borrowings.

During the current fiscal period, the average daily balance outstanding and average annual interest rate on each Fund’s Borrowings were as follows:

	JPC	JPI	JPS	JPT
Average daily balance outstanding	$437,858,904	$218,054,795	$844,352,055	$42,500,000
Average annual interest rate	3.16%	3.16%	3.16%	3.07%

In order to maintain these Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by eligible securities held in each Fund’s portfolio of investments.

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balance and amendment fees are recognized as a component of “Interest expense” on the Statement of Operations.

Notes to Financial Statements (continued)

Rehypothecation

JPC, JPI and JPS have entered into a Rehypothecation Side Letter (“Side Letter”) with its prime brokerage lender, allowing it to re-register the Pledged Collateral in its own name or in a name other than the Funds’ to pledge, repledge, hypothecate, rehypothecate, sell, lend or otherwise transfer or use the Pledged Collateral (the “Hypothecated Securities”) with all rights of ownership as described in the Side Letter. Subject to certain conditions, the total value of the outstanding Hypothecated Securities shall not exceed the lesser of (i) 98% of the outstanding balance on the Borrowings to which the Pledged Collateral relates and (ii) 33 1⁄3% of the Funds’ total assets. The Funds may designate any Pledged Collateral as ineligible for rehypothecation. The Funds may also recall Hypothecated Securities on demand.

The Funds also have the right to apply and set-off an amount equal to one-hundred percent (100%) of the then-current fair market value of such Pledged Collateral against the current Borrowings under the Side Letter in the event that the prime brokerage lender fails to timely return the Pledged Collateral and in certain other circumstances. In such circumstances, however, the Funds may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the Funds’ income generating potential may decrease. Even if a Fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices.

The Funds will receive a fee in connection with the Hypothecated Securities (“Rehypothecation Fees”) in addition to any principal, interest, dividends and other distributions paid on the Hypothecated Securities.

As of the end of the reporting period, JPC, JPI and JPS each had Hypothecated Securities as follows:

	JPC	JPI	JPS
Hypothecated Securities	$369,380,665	$185,124,950	$764,239,379

JPC, JPI and JPS earn Rehypothecation Fees, which are recognized as “Other income” on the Statement of Operations. During the current fiscal period, the Rehypothecation Fees earned by each Fund were as follows:

	JPC	JPI	JPS
Rehypothecation Fees	$583,658	$213,532	$376,928

Reverse Repurchase Agreements

During the current fiscal period, JPC, JPI and JPS used reverse repurchase agreements as a means of leverage.

In a reverse repurchase agreement, the Funds sell to the counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date, with the Funds retaining the risk of loss that is associated with that security. The Funds will pledge assets determined to be liquid by the Adviser to cover its obligations under reverse repurchase agreements. Securities sold under reverse repurchase agreements are recorded as a liability and recognized as “Reverse repurchase agreements” on the Statement of Assets and Liabilities.

Payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations.

As of the end of the reporting period, the Funds’ outstanding balances on its reverse repurchase agreements were as follows:

Fund	Counterparty	Rate	Principal Amount	Maturity*	Value	Value and Accrued Interest
JPC	BNP Paribas	1-Month LIBOR plus 0.70%	$(135,000,000)	N/A	$(135,000,000)	$135,347,372
JPI	BNP Paribas	1-Month LIBOR plus 0.70%	(60,000,000)	N/A	(60,000,000)	60,154,388
JPS	BNP Paribas	1-Month LIBOR plus 0.70%	(260,000,000)	N/A	(260,000,000)	260,669,013
*	The Fund may repurchase the reverse repurchase agreement prior to the maturity date and/or counterparty may accelerate maturity upon pre-specified advance notice.

During the current fiscal period, the average daily balance outstanding and weighted average interest rate on the Funds’ reverse repurchase agreements were as follows:

	JPC	JPI	JPS
Average daily balance outstanding	$126,150,685	$27,945,205	$226,712,329
Weighted average interest rate	3.16%	3.16%	3.16%

The following table presents the reverse repurchase agreements subject to netting agreements and the collateral delivered related to those reverse repurchase agreements.

Fund	Counterparty	Reverse Repurchase Agreements**	Collateral Pledged to counterparty***	Net Exposure
JPC	BNP Paribas	$(135,347,372)	$135,347,372	$—
JPI	BNP Paribas	(60,154,388)	60,154,388	—
JPS	BNP Paribas	(260,669,013)	260,669,013	—
**	Represents gross value and accrued interest for the counterparty as reported in the preceding table.
***	As of the end of the reporting period, the value of the collateral pledged to the counterparty exceeded the value of the reverse repurchase agreements.

9. Inter-Fund Lending

Inter-Fund Borrowing and Lending

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, none of the Funds have entered into any inter-fund loan activity.

10. New Accounting Pronouncements

Disclosure Update and Simplification

During August 2018, the SEC issued Final Rule Release No. 33-10532, Disclosure Update and Simplification (“Final Rule Release No. 33-10532”). Final Rule Release No. 33-10532 amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets.

The requirements of Final Rule Release No. 33-10532 are effective November 5, 2018, and the Funds’ Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within each Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to Final Rule Release No. 33-10532.

Notes to Financial Statements (continued)

For the prior fiscal period, the total amount of distributions paid to shareholders from net investment income and from accumulated net realized gains, if any, are recognized as “Dividends” on the Statement of Changes in Net Assets.

As of July 31, 2018, the Funds’ Statement of Changes in Net Assets reflected the following UNII balances.

	JPC	JPI	JPS	JPT
UNII at the end of period	$(7,492,186)	$(1,378,140)	$(7,510,114)	$270,200

FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

Fair Value Measurement: Disclosure Framework

During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. During the current reporting period, management early implemented this guidance. This implementation did not have a material impact on the Funds’ financial statements.

11. Subsequent Events

Complex-Level Management Fee

Effective August 1, 2019 (subsequent to the close of the reporting period), “eligible assets” of the complex-level management fee will include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year.

Borrowings

During September 2019, JPC amended it Borrowings and increased the maximum commitment amount and outstanding balance on its Borrowings to $485,000,000 and $462,000,000, respectively. All other terms of the Borrowings remain unchanged.

During September 2019, JPI amended its Borrowings and increased the maximum commitment amount to $235,000,000. All other terms of the Borrowings remain unchanged.

During September 2019, JPS amended its Borrowings and increased the maximum commitment amount to $910,000,000. All other terms of the Borrowings remain unchanged.

Additional Fund Information (Unaudited)

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson
Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young

*	Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021 (800) 257-8787

Distribution Information

The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the dividends received deduction (“DRD”) for corporations and their percentages of qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	JPC	JPI	JPS	JPT
% QDI	87.2%	88.5%	82.5%	86.1%
% DRD	35.2%	40.6%	24.8%	68.7%

The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying as Interest-Related Dividends and/or short-term capital gain dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended July 31, 2019:

	JPC	JPI	JPS	JPT
% of Interest-Related Dividends	22.1%	13.9%	19.2%	18.8%

Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

Each Fund intends to repurchase, through its open market share repurchase program, shares of their own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	JPC	JPI	JPS	JPT
Common shares repurchased	—	—	38,000	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

(Unaudited)

∎

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎

ICE BofAML Contingent Capital Index: An index that tracks the performance of all contingent capital debt publicly issued in the major domestic and Eurobond markets, including investment grade and sub-investment grade issues. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

ICE BofAML Preferred Securities Fixed Rate Index: An index that tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment grade (based on an average of Moody’s, S&P, and Fitch) and must have an investment grade rated country of risk (based on an average of Moody’s, S&P, and Fitch foreign currency long-term sovereign debt ratings). In addition, qualifying securities must be issued as public securities or through a 144A filing, must be issued in $25, $50 or $100 par/liquidation preference increments, must have a fixed coupon or dividend schedule, and must have a minimum amount outstanding of $100 million. The index returns assume reinvestment of dividends, but do not include the effects of any sales charges or management fees.

∎

ICE BofAML U.S. All Capital Securities Index: An index that is comprised of a subset of the ICE BofAML U.S. Corporate Index including all fixed-to-floating rate, perpetual callable and capital securities. The ICE BofAML U.S. Corporate Index is an unmanaged index comprised of U.S. dollar denominated investment grade corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity. Index returns do not include the effects of any sales charges or management fees.

∎

Contingent Capital Securities (CoCos): CoCos are debt or capital securities of primarily non-U.S. issuers with loss absorption contingency mechanisms built into the terms of the security, for example a mandatory conversion into common stock of the issuer, or a principal write-down, which if triggered would likely cause the CoCo investment to lose value. Loss absorption mechanisms would become effective upon the occurrence of a specified contingency event, or at the discretion of a regulatory body. Specified contingency events, as identified in the CoCo’s governing documents, usually reference a decline in the issuer’s capital below a specified threshold level, and/or certain regulatory events. A loss absorption contingency event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition and/or its status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the contingency event, the market price of the issuer’s common stock received by the Acquiring Fund will have likely declined, perhaps substantially, and may continue to decline after conversion. CoCos rated below investment grade should be considered high yield securities, or “junk,” but often are issued by entities whose more senior securities are rated investment grade. CoCos are a relatively new type of security; and there is a risk that CoCo security issuers may suffer the sort of future financial distress that could materially increase the likelihood (or the market’s perception of the likelihood) that an automatic write-down or conversion event on those issuers’ CoCos will occur. Additionally, the trading behavior of a given issuer’s CoCo may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo security may cause a decline in value of one or more CoCos held by the Fund. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other types of debt and preferred securities. Despite these concerns, the prospective reward vs. risk characteristics of at least certain CoCos may be very attractive relative to other fixed-income alternatives.

∎

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

∎

Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

∎

JPC Blended Benchmark: A blended return consisting of: 1) 50% ICE BofAML Preferred Securities Fixed Rate Index, which tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market; 2) 30% ICE BofAML U.S. All Capital Securities Index (IOCS), a subset of the ICE BofAML U.S. Corporate Index including all fixed to- floating rate, perpetual callable and capital securities, which better represents the full breadth of the preferred and hybrid securities market, including investment grade and below investment grade exchange traded $25 par preferreds and investment grade and below investment grade rated $1,000 par capital securities; and 3) 20% ICE BofAML Contingent Capital Securities USD Hedged Index (CoCo), which tracks the performance of all contingent capital debt publicly issued in the major domestic and Eurobond markets, including investment grade and sub-investment grade issues. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

JPI Blended Benchmark Index: The JPI Blended Benchmark is a blended return consisting of: 1) 60% ICE BofAML U.S. All Capital Securities Index (IOCS), a subset of the ICE BofAML U.S. Corporate Index including all fixed to- floating rate, perpetual callable and capital securities, which better represents the full breadth of the preferred and hybrid securities market, including investment grade and below investment grade exchange traded $25 par preferreds and investment grade and below investment grade rated $1,000 par capital securities; and 2) 40% ICE BofAML Contingent Capital Index, which tracks the performance of all contingent capital debt publicly issued in the major domestic and Eurobond markets, including investment grade and sub-investment grade issues. Benchmark returns assume reinvestment of distributions, but do not include the effects of any sales charges or management fees.

∎

JPS Blended Benchmark: A blended return consisting of: 1) 40% of the ICE BofAML Contingent Capital Securities USD Hedged Index (CoCo), which tracks the performance of all contingent capital debt publicly issued in the major domestic and Eurobond markets, including investment grade and sub-investment-grade issues; and 2) 60% of the ICE BofAML U.S. All Capital Securities Index (IOCS), a subset of the ICE BofAML U.S. Corporate Index including all fixed-to-floating rate, perpetual callable and capital securities, which better represents the full breadth of the preferred and hybrid securities market, including investment grade and below investment grade exchange traded $25 par preferreds and investment grade and below investment grade rated $1,000 par capital securities. Index returns do not include the effects of any sales charges or management fees.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎

Negative Convexity Risk: A characteristic of callable or pre-payable securities that causes investors to have their principal returned sooner than expected in a declining interest rate environment or later than expected in a rising interest rate environment. In the former scenario, investors may have to reinvest their funds at lower rates (“call risk”); in the latter, they may miss an opportunity to earn higher rates (“extension risk”). The word “convexity” refers to the convex shape of the curve that portrays the security’s price as a function of different yields.

∎

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎

Option-adjusted spread (OAS): The option-adjusted spread (OAS) for a fixed-income security is the amount of yield that would need to be added to each of the discount rates used to value each of the security’s cash flows (typically based on the yields of U.S. Treasury securities) so that the sum of the discounted value of all of the security’s cash flows matches its market price, using a dynamic pricing model that takes into account any embedded options, such as call features, applicable to the security.

Glossary of Terms Used in this Report (continued)

(Unaudited)

∎

Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

∎

Yield-to-Worst (YTW): Represents the lowest potential yield that an investor would receive on a bond if the issuer does not default. The yield to worst is calculated by making worst-case scenario assumptions on the issue by calculating the returns that would be received if provisions, including prepayment, call or sinking fund, are used by the issuer. The YTW is used to evaluate the worst-case scenario for yield to help investors manage their risk and exposures.

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Annual Investment Management Agreement Approval Process

(Unaudited)

At a meeting held on May 21-23, 2019 (the “May Meeting”), the Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) of each Fund, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for its respective Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) with (a) in the case of Nuveen Preferred & Income Opportunities Fund (the “Opportunities Fund”), Nuveen Asset Management, LLC (“NAM”) and NWQ Investment Management Company, LLC (“NWQ”), pursuant to which NAM and NWQ serve as investment sub-advisers to such Fund, (b) in the case of Nuveen Preferred and Income Term Fund (the “Term Fund”), NAM, pursuant to which NAM serves as investment sub-adviser to such Fund, (c) in the case of Nuveen Preferred & Income Securities Fund (the “Securities Fund”), Spectrum Asset Management, Inc. (“Spectrum”), pursuant to which Spectrum serves as investment sub-adviser to such Fund, and (d) in the case of Nuveen Preferred and Income 2022 Term Fund (the “2022 Fund”), NAM, pursuant to which NAM serves as investment sub-adviser to such Fund. NAM, NWQ and Spectrum are collectively referred to as the “Sub-Advisers” and each, a “Sub-Adviser.” Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and each Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”

In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of each Sub-Adviser and investment team; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the secondary market trading of shares of the Nuveen closed-end funds (including, among other things, an analysis of performance, distribution and valuation and capital raising trends in the broader closed-end fund market and in particular with respect to Nuveen closed-end funds; a review of the leverage management actions taken on behalf of the Nuveen closed-end funds and their resulting impact on performance; and a description of the distribution management process and any capital management activities); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the Sub-Advisers; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Board Members held an in-person meeting on April 17-18, 2019 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. The Independent Board Members asked questions and requested additional information that was provided for the May Meeting.

The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; the management of leverage financing for closed-end funds; the secondary market trading of the closed-end funds and any actions to address discounts; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. The Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.

The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or a Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor or information as determinative or controlling, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Board recognized that the Adviser provides a comprehensive set of services necessary to operate the Nuveen funds in a highly regulated industry and noted that the scope of such services has expanded over the years as a result of regulatory, market and other developments, such as the development of the liquidity management program and expanded compliance programs. Some of the functions the Adviser is responsible for include, but are not limited to: product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); investment oversight (such as analyzing fund performance, sub-advisers and investment teams and analyzing trade executions of portfolio transactions, soft dollar practices and securities lending activities); securities valuation services (such as executing the daily valuation process for portfolio securities and developing and recommending changes to valuation policies and procedures); risk management (such as overseeing operational and investment risks, including stress testing); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the Nuveen funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as oversight and liaison of transfer agent service providers which include registered shareholder customer service and transaction processing); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as developing and maintaining a compliance program to ensure compliance with applicable laws and regulations, monitoring compliance with applicable fund policies and procedures and adherence to investment restrictions, and evaluating the compliance programs of the Nuveen fund sub-advisers and certain other service providers); legal support and oversight of outside law firms (such as with respect to filing and updating registration statements; maintaining various regulatory registrations; and providing legal interpretations regarding fund activities, applicable regulations and implementation of policies and procedures); and leverage, capital and distribution management services. In reviewing the scope and quality of services, the Board recognized the continued efforts and resources the Adviser and its affiliates have employed to continue to enhance their services for the benefit of the complex as well as particular Nuveen funds over recent years. Such service enhancements have included, but are not limited to:

•

Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, repositioning funds, merging funds, reviewing and updating investment policies and benchmarks, modifying the composition of certain portfolio management teams and analyzing various data to help devise such improvements;

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

•	Capital Initiatives – continuing to invest capital to support new funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;

•

Compliance Program Initiatives – continuing efforts to enhance the compliance program through, among other things, internally integrating various portfolio management teams and aligning compliance support accordingly, completing a comprehensive review of existing policies and procedures and revising such policies and procedures as appropriate, enhancing compliance-related technologies and workflows, and optimizing compliance shared services across the organization and affiliates;

•

Risk Management and Valuation Services – continuing efforts to strengthen the risk management functions, including through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates, increasing the efficiency of risk monitoring performed on the Nuveen funds through improved reporting, continuing to implement risk programs designed to provide a more disciplined and consistent approach to identifying and mitigating operational risks, continuing progress on implementing a liquidity program that complies with the new liquidity regulatory requirements and continuing to oversee the daily valuation process;

•

Additional Compliance Services – continuing investment of time and resources necessary to develop the compliance policies and procedures and other related tools necessary to meet the various new regulatory requirements affecting the Nuveen funds that have been adopted over recent years;

•

Government Relations – continuing efforts of various Nuveen teams and affiliates to advocate and communicate their positions with lawmakers and other regulatory bodies on issues that will impact the Nuveen funds;

•

Business Continuity, Disaster Recovery and Information Services – establishing an information security program to help identify and manage information security risks, periodically testing disaster recovery plans, maintaining and updating business continuity plans and providing reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, incident tracking and other relevant information technology risk-related reports;

•

Expanded Dividend Management Services – continuing to expand the services necessary to manage the dividends among the varying types of Nuveen funds that have developed as the Nuveen complex has grown in size and scope; and

•	with respect specifically to closed-end funds, such initiatives also included:

•

Leverage Management Services – continuing to actively manage leverage including developing new leverage instruments, refinancing existing leverage and negotiating reductions in associated leverage expenses;

•

Capital Management Services – ongoing capital management efforts through a share repurchase program as well as a shelf offering program that raises additional equity capital in seeking to enhance shareholder value;

•	Data and Market Analytics – continuing focus on analyzing data and market analytics to better understand the ownership cycles and secondary market experience of closed-end funds; and

•

Closed-end Fund Investor Relations Program – maintaining the closed-end fund investor relations program which, among other things, raises awareness, provides educational materials and cultivates advocacy for closed-end funds and the Nuveen closed-end fund product line.

In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the respective Sub-Adviser and recognized that the Sub-Advisers and their investment personnel generally are responsible for the management of the applicable Fund’s portfolio (or, with respect to the Opportunities Fund, a portion thereof). The Board noted that the Adviser oversees the Sub-Advisers and considered an analysis of each Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the investment team and changes thereto, the investment approach of the team and the performance of the Nuveen fund(s) sub-advised by such

Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of each Sub-Adviser’s compliance program and trade execution. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B.	The Investment Performance of the Funds and Fund Advisers

In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered the investment performance of the Nuveen funds they advise. In this regard, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2018 (or for such periods available for the 2022 Fund, which did not exist for part of the foregoing timeframe), as well as performance data for the first quarter of 2019 ending March 29, 2019. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2018. The Board considered the Adviser’s analysis of each fund’s performance, with particular focus on funds that were considered performance outliers and the factors contributing to their performance. The Board also noted that it received performance data of the Nuveen funds during its quarterly meetings throughout the year and took into account the discussions that occurred at these Board meetings regarding fund performance. In this regard, in its evaluation of Nuveen fund performance at meetings throughout the year, the Board considered performance information for the funds for different time periods, both absolute and relative to appropriate benchmarks and peers, with particular attention to information indicating underperformance of the respective funds and discussed with the Adviser the reasons for such underperformance.

The Board reviewed both absolute and relative fund performance during the annual review. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). With respect to the Opportunities Fund, the Independent Board Members also reviewed, among other things, the returns of each sleeve of such Fund relative to the benchmark of such sleeve for the quarter, one-, three- and five-year periods ending December 31, 2018, as well as performance information reflecting the first quarter of 2019. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high. Depending on the facts and circumstances, however, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. In addition, the performance data may vary significantly depending on the end date selected, and shareholders may evaluate fund performance based on their own holding period which may differ from the performance periods reviewed by the Board leading to different results. Further, the Board considered a fund’s performance in light of the overall financial market conditions during the respective periods. As noted above, the Board reviewed, among other things, Nuveen fund performance over various periods ended December 31, 2018, and the Board was aware of the market decline in the fourth quarter of 2018 and considered performance from the first quarter of 2019 as well. The Board also noted that a shorter period of underperformance may significantly impact longer term performance.

In addition to the foregoing, the Board recognized the importance of secondary market trading to shareholders and considered the evaluation of premiums and discounts at which the shares of the Nuveen closed-end funds trade to be a continuing priority for the Board. The Board and/or its Closed-end Fund committee consider premium and discount data at each quarterly meeting throughout the year as well as during the annual review.

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

The Board’s determinations with respect to each Fund are summarized below.

For the Opportunities Fund, the Board noted that although the Fund ranked in the fourth quartile of its Performance Peer Group and the Fund’s performance was below the performance of its blended benchmark in the one-year period, the Fund ranked in the third quartile of its Performance Peer Group and outperformed its blended benchmark in the three- and five-year periods. The Board was satisfied with the Fund’s overall performance.

For the Term Fund, the Board noted that although the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year period, the Fund ranked in the third quartile for the three- and five-year periods. Although the Fund’s performance was below the performance of its blended benchmark for the one- and three-year periods, the Fund outperformed its blended benchmark in the five-year period. In its review, the Board noted that the Performance Peer Group was classified as low for relevancy. The Board was satisfied with the Fund’s overall performance.

For the Securities Fund, the Board noted that the Fund ranked in the third quartile of its Performance Peer Group in the one-year period and the second quartile in the three- and five-year periods. Although the Fund’s performance was below the performance of its blended benchmark in the one-year period, the Fund outperformed its blended benchmark in the three- and five-year periods. The Board was satisfied with the Fund’s overall performance.

For the 2022 Fund, the Board noted that the Fund was relatively new with a limited performance history available, limiting the ability to make a meaningful assessment of performance. Nevertheless, the Board noted that although the Fund’s performance was below the performance of its benchmark for the one-year period, the Fund ranked in the second quartile of its Performance Peer Group for such period. In its review, the Board noted that the Performance Peer Group was classified as low for relevancy. The Board was satisfied with the Fund’s performance.

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Nuveen fund. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe as well as changes to the composition of the Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.

In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio (excluding investment-related costs of leverage) of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) and taxes for certain of the closed-end funds, the Board recognized that leverage expenses will vary across the Nuveen funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $51.5 million and fund-level breakpoints reduced fees by $55.1 million in 2018.

With respect to the Sub-Advisers, the Board considered the sub-advisory fee paid to each Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients, if any.

The Independent Board Members noted that (a) the Opportunities Fund and the Securities Fund each had a net management fee that was slightly higher than the respective peer average, but a net expense ratio that was below the respective peer average, (b) the Term Fund had a net management fee that was in line with the peer average and a net expense ratio that was below the peer average and (c) the 2022 Fund had a net management fee and a net expense ratio that were below the respective peer averages. Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the affiliated Sub-Advisers (i.e., NAM and NWQ), such other clients may include: retail and institutional managed accounts; sub-advised funds outside the Nuveen family; foreign investment companies offered by Nuveen; and collective investment trusts. The Board further noted that the Adviser also advised certain exchange-traded funds (“ETFs”) sponsored by Nuveen.

With respect to the affiliated Sub-Advisers, the Board reviewed, among other things, the range of fees assessed for managed accounts and foreign investment companies offered by Nuveen. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts by NAM and NWQ and of the non-Nuveen investment companies sub-advised by affiliated sub-advisers.

In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to certain other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board noted, among other things, the wide range of services in addition to investment management services provided to the Nuveen funds when the Adviser is principally responsible for all aspects of operating the funds, including the increased regulatory requirements that must be met in managing the funds, the larger account sizes of managed accounts and the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs are passively managed compared to the active management of other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that each Sub-Adviser’s fee is essentially for portfolio management services and therefore, with respect to NAM and NWQ, more comparable to the fees they receive for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.

The Board recognized that Spectrum was an unaffiliated sub-adviser. With respect to Spectrum, the Independent Board Members reviewed the pricing schedule that such Sub-Adviser charges for other clients. The Independent Board Members noted that the Sub-Advisory Agreement with Spectrum, including the fees thereunder, was the result of arm’s length negotiations and Spectrum’s fees were reasonable in relation to the fees it assessed other clients.

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

3.	Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2018 and 2017. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the adjusted margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line that was launched in 2016. The Independent Board Members noted that Nuveen’s net margins were higher in 2018 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board considered the costs of investments in the Nuveen business, including the investment of seed capital in certain Nuveen funds and additional investments in infrastructure and technology. The Independent Board Members also noted that Nuveen’s adjusted margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers; however, the Independent Board Members recognized the inherent limitations of the comparative data of other publicly traded peers given that the calculation of profitability is rather subjective and numerous factors (such as types of funds, business mix, cost of capital, methodology to allocate expenses and other factors) can have a significant impact on the results.

The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the ten-year period from 2008 to 2018, and recognized that other reasonable allocation methodologies could be employed and lead to significantly different results. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review profitability and discuss any proposed changes to the methodology prior to the full Board’s review.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2018 and 2017 calendar years to consider the financial strength of TIAA having recognized the importance of having an adviser with significant resources.

In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Advisers from their relationships with the Nuveen funds. With respect to NAM and NWQ, the Independent Board Members reviewed each such Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2018. With respect to NAM, the Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for NAM for the calendar year ending December 31, 2018 and the pre- and post-tax revenue margin from 2018 and 2017. With respect to Spectrum, the Independent Board Members considered a profitability and margin analysis for such Sub-Adviser, including revenues, expenses and operating margins for its advisory services to the Securities Fund for the calendar years 2018 and 2017.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and each Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members noted that although economies of scale are difficult to measure, the Adviser shares the benefits of economies of scale in various ways including breakpoints in the management fee schedule (subject to limited exceptions), fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in its business which can enhance the services provided to the funds for the fees paid. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular Nuveen fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on the Nuveen funds as the eligible assets in the complex pass certain thresholds. The Independent Board Members reviewed, among other things, the fund-level and complex-level fee schedules. With respect to the Nuveen closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios.

In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system as well as other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.

Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Board considered that an affiliate of the Adviser serves as co-manager in the initial public offerings of new closed-end funds for which it may receive revenue and serves as an underwriter on shelf offerings of existing closed-end funds for which it receives compensation. In addition, the Independent Board Members also noted that NAM and NWQ engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds. The Board, however, noted that the benefits for such Sub-Advisers when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although NAM and NWQ may benefit from the receipt of research and other services that they may otherwise have to pay for out of their own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of such Sub-Advisers to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients. The Board noted that, with regard to the Securities Fund, Spectrum does not participate in soft dollar arrangements with respect to Fund portfolio transactions. Although Spectrum may not engage in soft dollar transactions, the Board noted that Spectrum may still receive some indirect compensation as it utilized its own broker-dealer.

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.	Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Board Members & Officers

(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

∎ TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its Investment Committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	2008 Class II		163

∎ JACK B. EVANS			Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation; Director and Chairman, United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III		163

∎ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa(2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2003 Class I		163

∎ ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); Chairman (since 2019), and Director (since 2012), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation.
1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III		163

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ JOHN K. NELSON			Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; serves on The President’s Council, Fordham University (since 2010); and previously was a Director of The Curran Center for Catholic American Studies (2009-2018) formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014): formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		163

∎ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I		163

∎ CAROLE E. STONE			Former Director, Chicago Board Options Exchange, Inc. (2006-2017); and C2 Options Exchange, Incorporated (2009-2017); Director, Cboe, L.C. Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I		163

∎ MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class I		163

∎ ROBERT L. YOUNG(2)			Formerly, Chief Operating Officer and Director, J.P.Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P.Morgan Funds; formerly, Director and various officer positions for J.P.Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).
1963 333 W. Wacker Drive Chicago, IL 60606	Board Member	2017 Class II		161

Board Members & Officers (continued)

(Unaudited)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Interested Board Member:

∎ MARGO L. COOK(3)			President (since 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc.; President, Global Products and Solutions (since 2017), and, Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015), of Nuveen Securities, LLC; Executive Vice President (since 2017) of Nuveen, LLC; President (since August 2017), formerly Co-President (2016- 2017), formerly, Senior Executive Vice President of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.
1964 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III		163

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years

Officers of the Funds:

∎ CEDRIC H. ANTOSIEWICZ			Senior Managing Director (since 2017), formerly, Managing Director (2004-2017) of Nuveen Securities, LLC; Senior Managing Director (since 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.
1962 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2007

∎ NATHANIEL T. JONES			Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen; Managing Director of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016

∎ WALTER M. KELLY			Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen.
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003

∎ DAVID J. LAMB			Managing Director (since 2017), formerly, Senior Vice President of Nuveen (since 2006), Vice President prior to 2006.
1963 333 W. Wacker Drive Chicago, IL 60606	Vice President	2015

∎ TINA M. LAZAR			Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002

∎ BRIAN J. LOCKHART			Managing Director (since 2017), formerly, Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.
1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019

∎ JACQUES M. LONGERSTAEY			Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (from 2013-2019).
1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years

Officers of the Fund (continued):

∎ KEVIN J. MCCARTHY			Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007

∎ WILLIAM T. MEYERS			Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen Securities, LLC; and Nuveen Fund Advisors, LLC; Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen, has held various positions with Nuveen since 1991.
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President	2018

∎ MICHAEL A. PERRY			Executive Vice President (since 2017), previously Managing Director from 2016), of Nuveen Fund Advisors, LLC and Nuveen Alternative Investments, LLC; Executive Vice President (since 2017), formerly, Managing Director (2015-2017), of Nuveen Securities, LLC; formerly, Managing Director (2010-2015) of UBS Securities, LLC.
1967 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017

∎ CHRISTOPHER M. ROHRBACHER			Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC.
1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008

∎ WILLIAM A. SIFFERMANN			Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017

∎ JOEL T. SLAGER			Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).
1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013

∎ E. SCOTT WICKERHAM			Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Senior Managing Director (since 2019), Nuveen Fund Advisers, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.
1973 TIAA 730 Third Avenue New York, NY 10017	Vice President and Controller	2019

Board Members & Officers (continued)

(Unaudited)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years

Officers of the Fund (continued):

∎ MARK L. WINGET			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008); Vice President (since 2010) and Associate General Counsel (since 2008) of Nuveen.
1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008

∎ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since |2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
1956 333 W. Wacker Drive Chicago, IL 60606	Vice President Secretary	1988

(1)

The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.

(2)	Mr. Young was appointed as a Board Member of each of the Nuveen Funds except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(3)	“Interested person” as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)

Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen complex.

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	EAN-B-0719D 944362-INV-Y-09/20

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Preferred and Income Term Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
July 31, 2019	$27,900	$0	$0	$0

Percentage approved pursuant to pre- approval exception	0%	0%	0%	0%

July 31, 2018	$27,900	$0	$0	$0

Percentage approved pursuant to pre- approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
July 31, 2019	$0	$0	$0

Percentage approved pursuant to pre- approval exception	0%	0%	0%

July 31, 2018	$0	$0	$0

Percentage approved pursuant to pre- approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP ’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
July 31, 2019	$0	$0	$0	$0
July 31, 2018	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report, the members of the audit committee are Jack B. Evans, Chair, William C. Hunter, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Item 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHIES

As of the date of filing this report, the following individuals at the Sub-Adviser (the “Portfolio Manager”) have primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

Douglas Baker, CFA, is a Managing Director at Nuveen Asset Management and a portfolio manager for the fund and related preferred security strategies. He is the lead portfolio manager for the preferred securities strategies, as well as a co-portfolio manager for the firm’s multi-sector strategies. Douglas is also a member of the Investment Committee, which establishes investment policy for all global fixed income products. He originally joined Nuveen Asset Management in 2006 as a Vice President and Derivatives Analyst, and later that year his responsibilities expanded to include portfolio management duties for the Nuveen Preferred Securities and Income Fund. In addition, he manages Nuveen Asset Management’s derivative overlay group, where he is responsible for implementing derivatives-based hedging strategies across the Nuveen Asset Management complex, as well as managing collateral accounts for several commodity-based strategies.

Brenda A. Langenfeld, CFA, is a Managing Director at Nuveen Asset Management and a portfolio manager for the fund. She is the co-manager of the preferred securities strategy and related institutional portfolios. She is also a co-manager for the real asset income strategy, which invests in income-generating debt and equity securities from both the real estate and infrastructure segments, since 2015. She started working in the financial services industry with FAF Advisors, Inc. in 2004.

Item 8(a)(2).	OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

In addition to the Fund, as of July 31, 2019, the portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Douglas Baker	Registered Investment Companies	6	$6.76 billion
	Pooled Accounts	0	$0
	Separately Managed accounts	632	$804 million
Brenda A. Langenfeld	Registered Investment Companies	6	$8.46 billion
	Pooled Accounts	1	$79.9 million

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
	Separately Managed accounts	636	$2.17 billion

* Assets are as of July 31, 2019. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by a portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).	FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary portfolio managers’ compensation is as follows:

Portfolio managers are compensated through a combination of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.

Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.

Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.

Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.

Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4).	OWNERSHIP OF JPI SECURITIES AS OF JULY 31, 2019

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Douglas Baker	X
Brenda A. Langenfeld		X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15 (b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Preferred and Income Term Fund

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: October 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: October 7, 2019

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: October 7, 2019